AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 2012

  FILE NO.  333-160918

  FILE NO.  811-22321

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933  [X]

Post-Effective Amendment No.  33

AND

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No.  35

MAINSTAY FUNDS TRUST

(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

J. Kevin Gao, Esq. MainStay Funds Trust 169 Lackawanna Avenue Parsippany, NJ 07054	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on ________ pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on ________, pursuant to paragraph (a)(1) of Rule 485
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment

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Subject to Completion
Preliminary Prospectus dated October 3, 2012

Prospectus for MainStay Funds			[November 2, 2012]

MainStay® Funds
	Investor Class	Class A	Class B	Class C	Class I	Class R2
EQUITY FUND
MainStay Cornerstone Growth Fund	KLGNX	KLGAX	KLGBX	KLGCX	KLGIX	KLGRX

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CLASSES OF SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

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MainStay Cornerstone Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 21 of the Prospectus and in the "Alternative Sales Arrangements" section on page 105 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses	0.63%	0.37%	0.63%	0.63%	0.37%	0.47%
Total Annual Fund Operating Expenses[3]	1.58%	1.32%	2.33%	2.33%	1.07%	1.42%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets over $1 billion.

3. Effective upon completion of the reorganization of the Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds, with and into the Fund, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class A and Class I shares of the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.34%; and Class I, 1.09%. This agreement will be in effect for a two-year period, unless extended by New York Life Investments and approved by the Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 702	$ 677	$ 236	$ 736	$ 236	$ 336	$ 109	$ 145
3 Years	$ 1,021	$ 945	$ 727	$ 1,027	$ 727	$ 727	$ 340	$ 449
5 Years	$ 1,363	$ 1,234	$ 1,245	$ 1,445	$ 1,245	$ 1,245	$ 590	$ 776
10 Years	$ 2,325	$ 2,053	$ 2,479	$ 2,479	$ 2,666	$ 2,666	$ 1,306	$ 1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies, the prospective earnings growth of which, in the opinion of Cornerstone Capital Management, LLC, the Fund’s Subadvisor, is not fully appreciated by the market or reflected in current market valuations. The Subadvisor also looks for companies it believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth

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potential. U.S. companies are companies organized in the U.S. that trade primarily on U.S. securities markets. The Fund may also invest in foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large-capitalization growth companies. Large-capitalization growth companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $220.32 million to $623.60 billion as of August 31, 2012). The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Investment Process. Normally, the Fund holds between 35 and 55 securities. The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Fund’s net assets. Notwithstanding this focus, the Fund has no policy to concentrate in securities of issuers in a particular industry or group of industries. Although the Fund does not have a policy to concentrate its investments in any one industry, a large portion of its assets has historically been in technology companies which the Subadvisor believes offer strong growth potential.

During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, the Subadvisor tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact. Risk is therefore increased during periods of weakness and reduced during periods of strength. The Subadvisor uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares. Additionally, during periods of market stress, a company’s access to adequate financing may be impaired, requiring it to raise capital on terms which could dilute the value of the Fund’s investment.

Management Risk: The investment strategies, practices and risk analysis used by the Fund's Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Technology Stock Risk: The Fund may focus its investments in technology companies. Technology companies are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, five-year period and life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance figures for Class A and Class I shares reflect the historical performance of the Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 18, 2013. Performance data

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MainStay Cornerstone Growth Fund

for the classes varies based on differences in their fee and expense structures and the length of time these share classes have been offered. The Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009. Investor Class shares, Class B shares, Class C shares and Class R2 shares were first offered on January 18, 2013 and include the historical performance of Class A shares through January 17, 2013.

Performance information for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2007-2011)

Best Quarter
3Q/10	18.72%
Worst Quarter
4Q/08	-20.96%

As of September 15, 2012, the Class A Shares of the Fund had a year-to-date return of 20.80%.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	-5.97%	0.67%	2.91%
Class A	-5.97%	0.67%	2.91%
Class B	-6.18%	0.66%	3.05%
Class C	-2.23%	1.05%	3.21%
Class I	-0.25%	--	11.00%*
Return After Taxes on Distributions
Class A	-6.70%	-0.03%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	-2.99%	0.28%	2.19%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	2.64%	2.50%	4.57%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	2.11%	-0.25%	1.90%

* Reflects performance from November 2, 2009.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

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MainStay Cornerstone Growth Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager. Cornerstone Capital Management, LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
Cornerstone Capital Management LLC	Thomas G. Kamp, CFA, Chief Investment Officer and President	Since January 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 27 of the Prospectus.

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More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Emerging Markets

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

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• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt securities are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Growth Stocks

The Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments.

Investment Policies and Objectives

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Large Transaction Risks

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, the Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisor, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

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More About Investment Strategies and Risks

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

In addition to the principal investments described above, the Fund may also invest in the following:

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by independent rating agencies, such as Standard & Poor's ("S&P") or Moody's Investor Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the

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More About Investment Strategies and Risks

contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. As investment companies registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivative instruments.

Exchange Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")

To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs and EDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Illiquid and Restricted Securities

The Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

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If one or more instruments in the Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Fund's Boards. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Initial Public Offerings ("IPOs")

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mid-Cap and Small-Cap Stocks

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a

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secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Rights and Warrants

To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Short Sales

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

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Value Stocks

The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stocks may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by visiting the website at mainstayinvestments.com.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• "MainStay Blended Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund and MainStay Income Builder Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay Equity Funds" collectively refers to the MainStay 130/30 Core Fund, MainStay 130/30 International Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Growth Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Marketfield Fund, MainStay S&P 500 Index Fund and MainStay U.S. Small Cap Fund.

• "MainStay Income Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, MainStay Flexible Bond Opportunities Fund, MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Municipal Bond Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay International Equity Funds" collectively refers to the MainStay 130/30 International Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay International Equity Fund.

• "MainStay Retirement Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund.

• The Board of Trustees of MainStay Funds Trust, the Board of Trustees of The MainStay Funds, and the Board of Directors of Eclipse Funds Inc. are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

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• Automated Clearing House is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, B, C, I, R1, R2 and R3 shares, as applicable. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes, except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

• how much you plan to invest;

• how long you plan to hold your shares;

• total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. The expenses for each MainStay Fund are presented in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to reimburse the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase MainStay Fund shares.

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• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[3] distribution and 0.25% service (1.00% total)[4]	0.75%[3] distribution and 0.25% service (1.00% total) [4]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Conversion feature	Yes[5]	Yes[5]	Yes[5]	Yes[5]	Yes[5]	No	No	No
Purchase maximum[6]	None	None	$100,000	$1,000,000[7]	None	None	None	None

1. A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

2. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

3. 0.25% for MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

4. 0.50% for MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

5. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

6. Per transaction. Does not apply to purchases by certain retirement plans.

7. $500,000 for MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation

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Shareholder Guide

or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. Please see "Information on Sales Charges" for more information. We also describe below how you may reduce or eliminate the initial sales charge. Please see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" for more information.

• Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. You're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

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• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. You're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.

• The MainStay Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay Tax Free Bond Fund).

• Share class conversions are based on the NAVs of the two classes, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 with respect to MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;

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▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing MainStay Funds Board Member.

Class R1, Class R2 and Class R3 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund and MainStay New York Tax Free Opportunities Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund and MainStay New York Tax Free Opportunities Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Cornerstone Growth Fund, MainStay Epoch Fund, MainStay High Yield Municipal Bond Fund or MainStay New York Tax Free Opportunities Fund, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through financial intermediary firms (such as a broker/dealer, financial adviser or other type of institution) may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

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Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class B and/or Class C Shares

All MainStay Funds except MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund and MainStay New York Tax Free Opportunities Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund and MainStay New York Tax Free Opportunities Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Cornerstone Growth Fund, MainStay Epoch Fund, MainStay High Yield Municipal Bond Fund or MainStay New York Tax Free Opportunities Fund, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors and the MainStay Funds' Board Members—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2 and Class R3 Shares

If you are eligible to invest in Class R1, Class R2 or Class R3 shares of the MainStay Funds there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

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MainStay 130/30 Core Fund, MainStay 130/30 International Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Growth Allocation Fund, MainStay Growth Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Marketfield Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay U.S. Small Cap Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Intermediate Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

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Shareholder Guide

MainStay Floating Rate Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

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Shareholder Guide

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year.

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

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• Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial adviser of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

• 50 or more participants; or

• an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

• holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The MainStay Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Fund and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

529 Plans

When shares of the MainStay Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds and of New York Life and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year. The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

• The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

• The Distributor pays sales concessions to financial intermediary firms, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to financial intermediary firms as a sales concession.

• The Distributor or an affiliate, from its/their own resources, may pay a finder's fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale.

• The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms from its own resources at the time of sale.

• The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms from its own resources at the time of sale.

• In addition to the payments described above, the Distributor, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.20% annually on assets held.

• The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers. The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds.

• The Distributor or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

• Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the sale of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account.

Although the MainStay Funds may use financial firms that sell MainStay Fund shares to execute brokerage transactions for a MainStay Fund's portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect brokerage transactions.

Payments made from the Distributor's or an affiliate's resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

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BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2 and Class R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2 or Class R3 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Retirement Funds

The MainStay Retirement Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated by each MainStay Fund as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after we receive your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the MainStay Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares. These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B, Class R1, Class R2 and Class R3 shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class. The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class. Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services.

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• To limit expenses, the MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time.

• To buy shares electronically, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV. Your bank may charge a fee for the wire transfer.

Selling Shares

• If you have share certificates, you must return them with a written redemption request.

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, the MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of the MainStay Funds; or

— at any other time when the MainStay Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

• In addition, in the case of the MainStay Money Market Fund, the Board may suspend redemptions and irrevocably approve the liquidation of a MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— we do not have on file required bank information to wire funds;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the account holder(s).

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• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Additional Information

Wiring money to the Funds reduces the time a shareholder must wait before redeeming or exchanging shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

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Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by a redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund's portfolio, consistent with the MainStay Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

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Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

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MainStay 130/30 Core Fund	MainStay ICAP International Fund
MainStay 130/30 International Fund	MainStay ICAP Select Equity Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay Common Stock Fund	MainStay Indexed Bond Fund
MainStay Conservative Allocation Fund	MainStay Intermediate Term Bond Fund
MainStay Convertible Fund	MainStay International Equity Fund
MainStay Cornerstone Growth Fund	MainStay Large Cap Growth Fund*
MainStay Epoch Global Choice Fund	MainStay Marketfield Fund
MainStay Epoch Global Equity Yield Fund	MainStay MAP Fund
MainStay Epoch International Small Cap Fund	MainStay Moderate Allocation Fund
MainStay Epoch U.S. All Cap Fund	MainStay Moderate Growth Allocation Fund
MainStay Epoch U.S. Equity Fund	MainStay Money Market Fund
MainStay Flexible Bond Opportunities Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Floating Rate Fund	MainStay Retirement 2010 Fund
MainStay Global High Income Fund	MainStay Retirement 2020 Fund
MainStay Government Fund	MainStay Retirement 2030 Fund
MainStay Growth Allocation Fund	MainStay Retirement 2040 Fund
MainStay Growth Equity Fund	MainStay Retirement 2050 Fund
MainStay High Yield Corporate Bond Fund	MainStay S&P 500 Index Fund
MainStay High Yield Municipal Bond Fund	MainStay Short Term Bond Fund
MainStay High Yield Opportunities Fund	MainStay Tax Free Bond Fund
MainStay ICAP Equity Fund	MainStay U.S. Small Cap Fund
MainStay ICAP Global Fund
* Effective January 13, 2012, the Fund was closed to new investors, with certain exceptions. ** The Fund is only registered for sale in CT, FL, DE, MA, NY, NJ and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

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Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, the MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund will place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by

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certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's other investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. The value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures for the MainStay Funds and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Please see the SAI for additional information on how NAV is calculated.

PORTFOLIO HOLDINGS INFORMATION

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

The MainStay Money Market Fund will post on the MainStay Funds' website their complete schedules of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. The MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money

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Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds' website.

MainStay High Yield Corporate Bond Fund will not post its portfolio holdings monthly, but rather will post its complete schedule of portfolio holdings on the MainStay Funds' website as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such disclosure will remain accessible on the website until the posting of the following quarter-end information.

The portfolio holdings for MainStay Funds subadvised by Institutional Capital LLC will be made available as of the last day of each calendar month no earlier than 15 days after the end of the reported month.

In addition, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. The MainStay Funds' quarterly top ten holdings information is also provided in the Annual Reports and Semi-Annual Reports and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay 130/30 Core Fund, MainStay 130/30 International Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Growth Allocation Fund, MainStay Growth Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Marketfield Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Small Cap Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Epoch Global Equity Yield Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay Income Builder Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Dividends are generally paid on the last business day of the month after a dividend is declared, except in December when they may be paid earlier in the month. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last day of the month after a dividend is declared.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds will normally declare and distribute any capital gains to shareholders annually, typically in December.

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How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Equity Funds, MainStay Income Funds and MainStay Blended Funds (Except MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund)

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A MainStay Fund's realized capital gains are taxed based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are taxed as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2012.

For individual shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such MainStay Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deductions if certain conditions are met. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

The MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund’s distributions to shareholders are generally expected to be exempt from federal income taxes, and in the case of MainStay New York Tax Free Opportunities Fund, New York personal income taxes. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be taxable whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are taxed based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If the MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally taxed as ordinary income upon distribution.

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"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund complies with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

MainStay Retirement Funds and MainStay Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Retirement Funds are taxable, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Retirement Funds or Underlying Funds will generally be taxed as long-term capital gains. The current long-term capital gains maximum rate of 15% is scheduled to increase to 20% after 2012. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as qualified dividends, and which, if any, as long term capital gains.

For shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost), will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28% (scheduled to increase to 31% after 2012), of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the MainStay Funds.

Return of Capital (All MainStay Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the

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Shareholder Guide

distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a MainStay Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

At a meeting to be held on December 18, 2012, the shareholders of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds ("Keystone Large Cap Growth Fund"), will vote on a merger of Keystone Large Cap Growth Fund with and into the Fund, effective January 11, 2013. On that date and if approved by shareholders, the Fund will succeed to the accounting and performance history of the Keystone Large Cap Growth Fund.

Additionally, at a meeting to be held on January 7, 2013, the shareholders of MainStay Growth Equity Fund, a series of MainStay Funds Trust ("MainStay Growth Equity Fund"), will vote on a merger of MainStay Growth Equity Fund with and into the Fund, effective January 18, 2013. Following the consummation of that merger, Class B shares of the Fund will be closed to new investors. However, existing Class B sharesholder will be able to add to their existing account.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the Fund’s stated policies, New York Life Investments administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund’s portfolio, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of August 31, 2012, New York Life Investments and its affiliates managed approximately $349 billion in assets.

The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities for the Fund to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities.

The Manager also pays a portion of the Fund’s Chief Compliance Officer’s compensation, the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. As the Fund has not commenced operations as of the date of this prospectus, it has not paid any management fee to New York Life Investments.

Information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for the Fund will be available in the Fund’s next shareholder report.

The Manager is not responsible for records maintained by the Fund’s Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Fund's sole shareholder has approved the use of the Order. Please see the SAI for more information concerning the Order.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

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Know With Whom You Are Investing

Cornerstone Capital Management LLC (“CCM”) is located at 7101 West 78th Street, Suite 201, Bloomington, MN 55439. CCM was established in 2012.

PORTFOLIO MANAGER BIOGRAPHY

The following section provides biographical information about the Fund’s portfolio manager. Additional information regarding the portfolio manager’s compensation, other accounts he manages and his ownership of shares of the Fund is available in the SAI.

Thomas G. Kamp, CFA

Thomas G. Kamp has managed the MainStay Cornerstone Growth Fund since January 2013. He is the President, Portfolio Manager and Chief Investment Officer of CCM. Mr. Kamp joined CCM in 2006 after thirteen years with Alliance Capital Management where he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He earned an MBA in Finance from Northwestern University and a BSME with a minor in Applied Mathematics, graduating summa cum laude from Southern Methodist University and is a CFA charterholder.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions and excluding sales charges).

The financial highlights for MainStay Cornerstone Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay Cornerstone Growth Fund, expected on or about January 18, 2013, Class A shares and Class I shares of MainStay Cornerstone Growth Fund will assume the performance, financial and other historical information of the existing class of shares of Keystone Fund.

The information for all periods has been audited by the independent registered public accounting firm for Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Large Cap Growth Fund, which are available upon request.

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Financial Highlights

MainStay Cornerstone Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended June 30,
	Class A	2012	2011		2010		2009		2008
	Net Asset Value, Beginning of Period	$30.71	$21.10	$$$	$20.24	$$$	$26.43	$$$	$30.30
	Net investment loss (1)	(0.07)	(0.18)		(0.12)		(0.06)		(0.16)
	Net realized and unrealized gain (loss) on investments	0.16	9.79		0.98		(6.13)		(1.12)
	Total from Investment Operations	0.09	9.61		0.86		(6.19)		(1.28)
	Distributions from net realized gain	(1.39)	--		--		--		(2.53)
	Distributions from return of capital	--	--		--		--		(0.06)
	Total Distributions	(1.39)	--		--		--		(2.59)
	Net Asset Value, End of Period	$29.41	$30.71		$21.10		$20.24		$26.43
	Total return	0.72%	45.55%		4.25%		(23.42)%		(5.29)%
	SUPPLEMENTAL DATA AND RATIOS:
	Net assets, end of period	$35,679,649	$155,583,247		$171,329,686		$106,119,082		$120,413,870
	Ratio of expenses to average net assets:
	Before expense waivers and reimbursements	1.34%	1.33%		1.39%		1.54%		1.64%
	After expense waivers and reimbursements	1.34%	1.40%		1.48%		1.50%		1.50%
	Ratio of net investment loss to average net assets:
	Before expense waivers and reimbursements	(0.24)%	(0.58)%		(0.42)%		(0.37)%		(0.68)%
	After expense waivers and reimbursements	(0.24)%	(0.65)%		(0.51)%		(0.33)%		(0.54)%
	Portfolio turnover rate (2)	114%	120%		132%		192%		142%
(1)	Calculated using average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

47

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Financial Highlights

MainStay Cornerstone Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended June 30,
	Class I	2012	2011		2010 (1)
	Net Asset Value, Beginning of Period	$30.84	$21.14	$$$	$22.64
	Net investment loss (2)	0.00 (6)	(0.11)		(0.04)
	Net realized and unrealized gain (loss) on investments	0.18	9.81		(1.46)
	Total from Investment Operations	0.18	9.70		(1.50)
	Distributions from net realized gain	(1.39)	--		--
	Total Distributions	(1.39)	--		--
	Net Asset Value, End of Period	$29.63	$30.84		$21.14
	Total return	1.02%	45.88%		(6.63)	%(3)
	SUPPLEMENTAL DATA AND RATIOS:
	Net assets, end of period	$289,136,020	$142,960,004		$7,518,399
	Ratio of expenses to average net assets:
	Before expense waivers and reimbursements	1.10%	1.10%		1.12%	(4)
	After expense waivers and reimbursements	1.10%	1.14%		1.20%	(4)
	Ratio of net investment income (loss) to average net assets:
	Before expense waivers and reimbursements	0.01%	(0.34)%		(0.18)%	(4)
	After expense waivers and reimbursements	0.01%	(0.38)%		(0.26)%	(4)
	Portfolio turnover rate (5)	114%	120%		132%	(4)
(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Less than $0.01.

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the SAI do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semi-Annual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMI-ANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or semi-annual period.

TO OBTAIN INFORMATION

More information about the Fund, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

ECLIPSE FUNDS INC., MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2012,

as amended, November 2, 2012

STATEMENT OF ADDITIONAL INFORMATION

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
MAINSTAY FUNDS
MainStay Common Stock Fund	MCSSX	MSOAX	MOPBX	MGOCX	MSOIX	--	MSORX	--
MainStay Convertible Fund	MCINX	MCOAX	MCSVX	MCCVX	MCNVX	--	--	--
MainStay Flexible Bond Opportunities Fund	MSYDX	MASAX	MASBX	MSICX	MSDIX	--	--	--
MainStay Global High Income Fund	MGHHX	MGHAX	MGHBX	MHYCX	MGHIX	--	--	--
MainStay Government Fund	MGVNX	MGVAX	MCSGX	MGVCX	MGOIX	--	--	--
MainStay High Yield Corporate Bond Fund	MHHIX	MHCAX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	--
MainStay Income Builder Fund	MTINX	MTRAX	MKTRX	MCTRX	MTOIX	--	--	--
MainStay International Equity Fund	MINNX	MSEAX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX
MainStay Large Cap Growth Fund[1]	MLINX	MLAAX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX
MainStay MAP Fund	MSMIX	MAPAX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX
MainStay Money Market Fund	MKTXX	MMAXX	MKMXX	MSCXX	--	--	--	--
MainStay Tax Free Bond Fund	MKINX	MTBAX	MKTBX	MTFCX	MTBIX	--	--	--
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	MYHNX	MYHAX	--	MYHYX	MYHIX	--	--	--
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	MYCNX	MYCTX	--	MYCCX	MYCIX	--	--	--
MainStay 130/30 International Fund	MYINX	MYITX	--	MYICX	MYIIX	--	--	--
MainStay Balanced Fund[2]	MBINX	MBNAX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX
MainStay Conservative Allocation Fund	MCKNX	MCKAX	MCKBX	MCKCX	MCKIX	--	--	--
MainStay Cornerstone Growth Fund	KLGNX	KLGAX	KLGBX	KLGCX	KLGIX	--	KLGRX	--
MainStay Epoch Global Choice Fund	EPAIX	EPAPX	--	EPAKX	EPACX	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSIX	EPSPX	--	EPSKX	EPSYX	--	--	--
MainStay Epoch International Small Cap Fund	EPIIX	EPIPX	--	EPIKX	EPIEX	--	--	--
MainStay Epoch U.S. All Cap Fund	MAWNX	MAAAX	MAWBX	MAWCX	MATIX	--	--	--
MainStay Epoch U.S. Equity Yield Fund	EPLIX	EPLPX	--	EPLKX	EPLCX	--	--	--
MainStay Floating Rate Fund	MXFNX	MXFAX	MXFBX	MXFCX	MXFIX	--	--	--
MainStay Growth Allocation Fund	MGXNX	MGXAX	MGXBX	MGXCX	MGXIX	--	--	--
MainStay Growth Equity Fund	MRINX	MREAX	MREBX	MRECX	MRIEX	--	--	--

MainStay High Yield Municipal Bond Fund	MMHVX	MMHAX	--	MMHDX	MMHIX	--	--	--
MainStay High Yield Opportunities Fund[3]	--	--	--	--	--	--	--	--
MainStay ICAP Equity Fund	ICANX	ICAUX	--	ICAVX	ICAEX	ICAWX	ICAYX	ICAZX
MainStay ICAP Global Fund	ICGNX	ICGLX	--	ICGCX	ICGRX	--	--	--
MainStay ICAP International Fund	ICELX	ICEVX	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX
MainStay ICAP Select Equity Fund	ICSOX	ICSRX	ICSQX	ICSVX	ICSLX	ICSWX	ICSYX	ICSZX
MainStay Indexed Bond Fund	MIXNX	MIXAX	--	--	MIXIX	--	--	--
MainStay Intermediate Term Bond Fund	MTMNX	MTMAX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	--
MainStay Moderate Allocation Fund	MMRDX	MMRAX	MMRBX	MMRCX	MMRIX	--	--	--
MainStay Moderate Growth Allocation Fund	MGDNX	MGDAX	MGDBX	MGDCX	MGDIX	--	--	--
MainStay New York Tax Free Opportunities Fund	MNOVX	MNOAX	--	MNOCX	MNOIX	--	--	--
MainStay Retirement 2010 Fund	MYRDX	MYRAX	--	--	MYRIX	MYRRX	MYRWX	MYREX
MainStay Retirement 2020 Fund	MYRYX	MYROX	--	--	MYRTX	MYRUX	MYRVX	MYRZX
MainStay Retirement 2030 Fund	MRTFX	MRTTX	--	--	MRTIX	MRTOX	MRTUX	MRTVX
MainStay Retirement 2040 Fund	MSRUX	MSRTX	--	--	MSRYX	MSREX	MSRQX	MSRZX
MainStay Retirement 2050 Fund	MSRVX	MSRLX	--	--	MSRMX	MSROX	MSRPX	MSRWX
MainStay S&P 500 Index Fund	MYSPX	MSXAX	--	--	MSPIX	--	--	--
MainStay Short Term Bond Fund	MYTBX	MSTAX	--	--	MSTIX	--	--	--
MainStay U.S. Small Cap Fund[2]	MOINX	MOPAX	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	--

1  Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2  Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, each a series of Eclipse Funds (the “Predecessor Funds”), following the approval of each Predecessor Funds’ shareholders at meetings held on May 21, 2012, merged into MainStay Balanced Fund and MainStay U.S. Small Cap Fund, respectively, each a newly organized series of MainStay Funds Trust (the “Reorganizations”). Upon completion of the Reorganizations, the respective share classes of each Fund succeeded to the accounting and performance histories of the corresponding Predecessor Fund. Any such historical information provided for MainStay Balanced Fund or MainStay U.S. Small Cap Fund that relates to periods prior to May 25, 2012, therefore, is that of the corresponding Predecessor Fund.

3  MainStay High Yield Opportunities Fund was created as a "shell" series of MainStay Funds Trust ("High Yield Opportunities Shell Series"), into which the MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc. with the same name, is expected to reorganize at a later date ("Reorganization"). It is expected that upon the Reorganization, the High Yield Opportunities Shell Series will succeed to the performance and accounting histories of the MainStay High Yield Opportunities Fund. Until further notice, the High Yield Opportunities Shell Series is not offered for sale.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated February 28, 2012, May 14, 2012, May 25, 2012, June 29, 2012, July 31, 2012 and November 2, 2012, as amended from time to time, (the "Prospectuses") for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 of certain separate investment series of The MainStay Funds, a Massachusetts business trust (the "MainStay Funds"), Eclipse Funds Inc. a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, as amended or supplemented from time to time. The MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial highlights contained in the Prospectus for MainStay Cornerstone Growth Fund reflect the historical financial highlights of the Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone”). Upon completion of the reorganization of the Keystone Large Cap Growth Fund with and into the MainStay Cornerstone Growth Fund, which, pending shareholder approval, is expected to take place on or about January 11, 2013, the Class A shares and Class I shares of the MainStay Cornerstone Growth Fund will assume the performance, financial and other historical information of the Class A shares and Class I shares of the Keystone Large Cap Growth Fund. Any such historical information provided for the MainStay Cornerstone Growth Fund in this SAI that relates to periods prior to January 11, 2013, therefore, is that of the Keystone Large Cap

Growth Fund. The MainStay Cornerstone Growth Fund has a June 30 fiscal year end. All other Funds covered by this SAI have an October 31 fiscal year end.

The financial statements of each of the Funds (except for MainStay Cornerstone Growth Fund), including the Financial Highlights for the fiscal year ended October 31, 2011, as presented in the 2011 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

The financial statements of the Keystone Large Cap Growth Fund, including the Financial Highlights for the fiscal year ended June 30, 2012, as presented in the 2012 Annual Reports to Shareholders and the report to shareholders thereon of the prior independent registered public accounting firm to the Keystone Large Cap Growth Fund, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

[MS_____]

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund, other than MainStay Global High Income Fund, is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act").

MainStay Common Stock Fund MainStay Convertible Fund MainStay Flexible Bond Opportunities Fund MainStay Global High Income Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund	MainStay Income Builder Fund MainStay International Equity Fund MainStay Large Cap Growth Fund1 MainStay MAP Fund MainStay Money Market Fund MainStay Tax Free Bond Fund

1. Effective January 13, 2012, the Fund closed to new investors with certain exceptions. Please see the Prospectus for additional information.

Eclipse Funds Inc.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), organized as a Maryland corporation by Articles of Incorporation dated September 21, 1990, as amended. Shares of Eclipse Funds Inc. are currently offered in 1 series, MainStay High Yield Opportunities Fund.

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009. Shares of MainStay Funds Trust are currently offered in 30 separate series. When formed, the MainStay ICAP Select Equity Fund and MainStay Floating Rate Fund were respectively classified as "non-diversified" funds as defined in the 1940 Act. However, due to each Fund's principal investment strategy and investment process, each has historically operated as a "diversified" fund. Therefore, these Funds will not operate as "non-diversified" funds without first obtaining shareholder approval.

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

MainStay Balanced Fund

MainStay Conservative Allocation Fund

MainStay Cornerstone Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Growth Equity Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund[1]

MainStay ICAP Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay New York Tax Free Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay S&P 500 Index Fund

MainStay Short Term Bond Fund

MainStay U.S. Small Cap Fund

1. Until further notice, this series is not offered for sale.

Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. and Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) merged into a corresponding "shell" series of MainStay Funds Trust. These Reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor fund. Any such historical information provided for a Fund that was a series of Eclipse Funds Inc. (with the exception of MainStay High Yield Opportunities Fund) or ICAP Funds, Inc. that relates to periods prior to February 26, 2010, therefore, is that of the corresponding predecessor fund.

Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, each a series of Eclipse Funds, merged into corresponding "shell" series of MainStay Funds Trust. These reorganizations were approved by shareholders at a meeting held on May 21, 2012. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor fund. Any such historical information provided for a fund that was a series of Eclipse Funds that relates to the periods prior to May 25, 2012, therefore, is that of the corresponding predecessor fund.

Effective January 11, 2013, and pending shareholder approval, Keystone Large Cap Growth Fund will merge into MainStay Cornerstone Growth Fund, a "shell" series of MainStay Funds Trust. The reorganization is being considered by shareholders at a meeting to be held on or about December 18, 2012. If approved by shareholders, MainStay Cornerstone Growth Fund will succeed to the accounting and performance histories of Keystone Large Cap Growth Fund. Any such historical information provided for MainStay Cornerstone Growth Fund that relates to the periods prior to January 11, 2013, therefore, is that of the Keystone Large Cap Growth Fund.

The financial highlights contained in the MainStay Equity Funds Prospectus for MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund (the "MainStay Epoch Funds") reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, series of The World Funds, Inc. (the "Epoch Funds"), respectively. Upon completion of the reorganizations of the Epoch Funds with and into the MainStay Epoch Funds, which were approved by shareholders on October 30, 2009, and which took place on November 13, 2009 (the "Epoch Fund Reorganizations"), the Class A and Class I shares of the MainStay Epoch Funds assumed the performance, financial and other historical information of Class P shares and Institutional shares of the Epoch Funds, respectively. Any such historical information provided for a MainStay Epoch Fund in this SAI that relates to periods prior to November 13, 2009, therefore, is that of the corresponding Epoch Fund.

General

The Boards of Directors/Trustees of the MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Cornerstone Capital Management LLC (“Cornerstone”)	MainStay Funds Trust MainStay Cornerstone Growth Fund
Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)

MainStay Funds Trust

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay U.S. Small Cap Fund

Institutional Capital LLC ("ICAP")	MainStay Funds MainStay MAP Fund (equity portion) MainStay Funds Trust MainStay ICAP Equity Fund MainStay ICAP Global Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund
MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay Convertible Fund

MainStay Flexible Bond Opportunities Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund (fixed-income portion)

MainStay Tax Free Bond Fund

Eclipse Funds Inc.

MainStay High Yield Opportunities Fund

MainStay Funds Trust

MainStay High Yield Municipal Bond Fund

MainStay Intermediate Term Bond Fund

MainStay New York Tax Free Opportunities Fund

MainStay Short Term Bond Fund

Madison Square Investors LLC ("Madison Square Investors")

MainStay Funds

MainStay Common Stock Fund

MainStay Funds Trust

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

MainStay Balanced Fund (equity portion)

MainStay Growth Equity Fund

MainStay International Equity Fund

MainStay S&P 500 Index Fund

Subadvisor	Fund Name
Markston International LLC ("Markston")	MainStay Funds MainStay MAP Fund (portion)
Winslow Capital Management Inc. ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund[1]

1. Effective January 13, 2012, the Fund is closed to new investors with certain exceptions. Please see the Prospectus for additional information.

Collectively, these agreements are referred to as the "Subadvisory Agreements." Cornerstone, Epoch, ICAP, MacKay Shields, Madison Square Investors, Markston, and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Cornerstone, ICAP, MacKay Shields and Madison Square Investors are affiliates of New York Life Investments.

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of MainStay Funds and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's Board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. Pursuant to the SEC order, approximately $3.5 million has been distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, and the remainder has been paid to the SEC, for deposit in the U.S. Treasury. On June 27, 2011, the SEC approved the final accounting and ordered the termination of the settlement fund used to distribute payments to shareholders. These amounts, totaling approximately $6.101 million, did not have any material financial impact to New York Life Investments.

New York Life Investments has paid substantially all of the expenses associated with the Equity Index Fund matter.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE MAINSTAY FUNDS

MainStay Flexible Bond Opportunities Fund

In managing the Fund, the Subadvisor conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value (“NAV”) and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders. Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

The Fund's investment in equity securities may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. Beneficial interests in a trust are commonly issued as preferred stock but may also be issued as other types of instruments.

In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's holdings will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

MainStay Global High Income Fund

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

MainStay Government Fund

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. government in accordance with the Temporary Liquidity Guarantee Program ("TLGP").

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

MainStay High Yield Corporate Bond Fund

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

The Subadvisor seeks to reduce risk through diversification and credit analysis. Investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

MainStay Income Builder Fund

The Fund may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisors.

Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever a Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

MainStay International Equity Fund

In making investments for the Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

The Fund may invest in depositary receipts.

MainStay Tax Free Bond Fund

The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

Municipal bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade municipal bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not engage in arbitrage transactions.

The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

MAINSTAY FUNDS TRUST

MainStay Asset Allocation Funds and MainStay Retirement Funds

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, Eclipse Funds Inc., The MainStay Funds, and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

MainStay Balanced Fund

The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The equity component of the Fund's investment portfolio will generally be invested in mid-capitalization, value oriented stocks, but also large-capitalization, value oriented stocks. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

MainStay Floating Rate Fund

In addition to the investments discussed in the Prospectus, the Fund may invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

MainStay Growth Equity Fund

Typically, the Subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

MainStay High Yield Municipal Bond Fund

The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold higher quality Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities.

Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not engage in arbitrage transactions.

The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in privately negotiated loans to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

MainStay Indexed Bond Fund

The Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Fund's primary benchmark index. Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the Fund's benchmark index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets.

The Manager may affect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MainStay Intermediate Term Bond Fund

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MainStay S&P 500 Index Fund

The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

Special Considerations for the MainStay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

MainStay Short Term Bond Fund

The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities. The Fund may also invest in foreign corporations.

In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund

None of these Funds will invest more than 5% of their net assets in any one of the following types of investments:

• investment grade debt securities; and

• non-investment grade debt securities (commonly referred to as "junk bonds").

In addition:

• cash equivalents must be rated at least Prime-1 by Moody's Investor Services, Inc. (“Moody’s”), A-1 or higher by S&P, F-1 or higher by Fitch Ratings or unrated securities of comparable quality as determined by ICAP;

• MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund may not enter into foreign currency forward contracts.

Special Discussion Regarding MainStay Money Market Fund

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio. All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Fund's holdings may not exceed 120 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for that Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

With respect to 3% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second highest ratings category for short-term debt obligations. The Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second highest ratings category for short-term debt obligations. The Fund will only invest in securities that are in the second highest ratings category for short-term debt obligations that have a remaining maturity of 45 days or less.

The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category ("First Tier"), except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

The Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. In addition, the Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Fund's shares. The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

For purposes of applying each Fund's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Fundamental Investment Restrictions - The MainStay Funds

MainStay Common Stock Fund MainStay Convertible Fund MainStay Flexible Bond Opportunities Fund MainStay Global High Income Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund	MainStay Income Builder Fund MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Fund MainStay Money Market Fund MainStay Tax Free Bond Fund

The fundamental investment restrictions applicable to The MainStay Funds apply to each of the Funds, except as noted below:

Each MainStay Fund:

1. Except MainStay Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Non-Fundamental Investment Restrictions - The MainStay Funds

Under these non-fundamental restrictions, each Fund of the MainStay Funds may not:

• Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

1. The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities.

2. The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in foreign currencies.

3. The MainStay MAP Fund may not invest in non-government mortgage pass-through securities.

4. The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not purchase or write options on foreign currencies.

5. The MainStay Common Stock Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Money Market Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

6. The MainStay Government Fund, MainStay Money Market Fund, and MainStay Tax Free Bond Fund may not purchase or sell foreign currency futures.

7. The MainStay Government Fund, MainStay MAP Fund and MainStay Money Market Fund may not enter into interest rate, index or currency exchange rate swap agreements.

8. The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in convertible securities.

9. The MainStay International Equity Fund, MainStay MAP Fund and MainStay Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

10. The MainStay Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

11. The MainStay Money Market Fund may not invest in leveraged inverse floating rate debt instruments.

Fundamental Investment Restrictions - MainStay Funds Trust

MainStay Conservative Allocation Fund MainStay Epoch U.S. All Cap Fund MainStay Floating Rate Fund MainStay Growth Allocation Fund MainStay Growth Equity Fund MainStay Indexed Bond Fund	MainStay Intermediate Term Bond Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay S&P 500 Index Fund MainStay Short Term Bond Fund

The following fundamental investment restrictions apply to each of the Funds of the MainStay Funds Trust listed above:

The Funds may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

6. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

7. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

8. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

Fundamental Investment Restrictions - MainStay Funds Trust/Eclipse Funds Inc. (continued)

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

MainStay Cornerstone Growth Fund

MainStay Balanced Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund

MainStay ICAP International Fund

MainStay ICAP Global Fund

MainStay ICAP Select Equity Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay U.S. Small Cap Fund

Each Fund of MainStay Funds Trust or Eclipse Funds Inc. listed above:

1. Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

2. May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii);

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restriction is applicable to the MainStay High Yield Municipal Bond Fund only. The MainStay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the MainStay New York Tax Free Opportunities Fund only. The MainStay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Non-Fundamental Investment Restrictions - MainStay Funds Trust/Eclipse Funds Inc.

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

MainStay Cornerstone Growth Fund

MainStay Balanced Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Floating Rate Fund

MainStay Growth Equity Fund

MainStay High Yield Opportunities Fund

MainStay High Yield Municipal Bond Fund

MainStay ICAP Equity Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay S&P 500 Index Fund

MainStay Short Term Bond Fund

MainStay U.S. Small Cap Fund

Under these non-fundamental restrictions, each of the above listed Funds may not:

• Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

1. The MainStay Intermediate Term Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P and below Baa3 by Moody's or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

2. The MainStay Indexed Bond Fund and the MainStay S&P 500 Index Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

3. Each of the Funds, except MainStay Cornerstone Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Growth Equity Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch Global Choice Fund and MainStay Epoch U.S. Equity Yield Fund limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

4. The MainStay Balanced Fund and MainStay U.S. Small Cap Fund may not purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

5. The MainStay Balanced Fund and MainStay U.S. Small Cap Fund may not invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. Except for the MainStay Tax Free Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay High Yield Municipal Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The 80% investment policies for the MainStay Tax Free Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay High Yield Municipal Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Flexible Bond Opportunities Fund	To invest, under normal conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund

To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by the Fund's Subadvisor, to be of comparable quality.

MAINSTAY FUNDS TRUST
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch International Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, as defined in the Prospectus of the Fund.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies across all market capitalizations.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay Growth Equity Fund	To invest, under normal circumstances, at least 80% of its assets equity securities.
MainStay ICAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay ICAP Select Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay Intermediate Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or the Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the Money Market Funds; which seek to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

Liquidation of Funds

The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

Bank Obligations

A Fund, including the MainStay Funds of Funds, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or Savings and Loan Institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Fund's restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Time deposits maturing in more than seven days and subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of Thrift Supervision. However, effective as of July 2011, the supervision and examination responsibility for U.S. S&Ls will be transferred to the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against the box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflects the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Commercial Paper

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets (3% of total assets for a Money Market Fund) in commercial paper if it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Special Discussion Regarding Money Market Funds" for more information.

Generally, commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See "Cash Equivalents" for more information.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or the Subadvisor, where applicable, deem it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or the Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"), or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures and swaps elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Exchange Traded Funds

A Fund, including the MainStay Funds of Funds, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund. (See also "Investment Companies.")

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the relevant Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The

Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Funds are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

To the extent permitted by its investment objectives and policies, each Fund's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries. Certain Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Futures Transactions

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on Currency Futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The MainStay Group of Funds has filed notices of eligibility under Regulation 4.5 of the CFTC such that none of the Funds shall be: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as a Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Manager or relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will generally be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Initial Public Offerings ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Manager or relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Investment Companies

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships ("MLPs")

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although

GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

With respect to MainStay New York Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in New York.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Real Estate Investment Trusts ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the 1933 Act ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

• In one of the two highest rating categories by at least two NRSROs; or

• If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

• If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, the MainStay 130/30 Core Fund, MainStay 130/30 International Fund, MainStay Flexible Bond Opportunities Fund and MainStay High Yield Opportunities Fund may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each of the remaining Funds may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for the following Funds: MainStay Balanced Fund, MainStay U.S. Small Cap Fund, MainStay Conservative Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Growth Equity Fund, MainStay Intermediate Term Bond Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Short-Term Bond Fund, MainStay 130/30 Core Fund, MainStay 130/30 International Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Epoch U.S. All Cap Fund, MainStay High Yield Opportunities Fund, MainStay Flexible Bond Opportunities Fund and MainStay Global High Income Fund). Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United

States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker/dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Global High Income Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced ("TBA") Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund each would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay High Yield Municipal Bond Fund and/or MainStay Tax Free Bond Fund, as the case may be, might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

Management

The Board oversees the MainStay Group of Funds, the Manager and the Subadvisors and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75, to be effective no later than the end of such calendar year. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc: Director since 2008; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2009.	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC (since 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC, Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75

MainStay VP Funds Trust: Trustee since 2008 (28 portfolios)**

Private Advisors Alternative Strategies Master Fund: Trustee since 2011

Private Advisors Alternative Strategies Fund: Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

* This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Eclipse Trust: Chairman since 2005, and Trustee since 2000; Eclipse Funds Inc.: Chairman since 2005, and Director since 1990; MainStay Funds: Chairman and Trustee since 2007; MainStay Funds Trust: Chairman and Trustee since 2009.	President, Strategic Management Advisors LLC (since 1990)	75

MainStay VP Funds Trust: Chairman and Trustee since 2007 (28 portfolios)**; and Legg Mason Partners Funds. Trustee since 1991 (58 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75

MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)**;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

State Farm Associates Funds Trust: Trustee since 2005 (4 portfolios)

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios)

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios)

Peter Meenan 12/5/41	Indefinite; Eclipse Trust: Trustee since 2002; Eclipse Funds Inc.: Director since 2002; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75

MainStay VP Funds Trust: Trustee since 2006 (28 portfolios).**

Private Advisors Alternative Strategies Master Fund: Trustee since 2011

Private Advisors Alternative Strategies Fund: Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Managing Director, ICC Capital Management; President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	75

MainStay VP Funds Trust: Trustee since 2006 (28 portfolios).**

Private Advisors Alternative Strategies Master Fund: Trustee since 2011

Private Advisors Alternative Strategies Fund: Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2009.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75

MainStay VP Funds Trust: Trustee since 2007 (28 portfolios).**

Private Advisors Alternative Strategies Master Fund: Trustee since 2011

Private Advisors Alternative Strategies Fund: Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

Roman L. Weil 5/22/40	Indefinite; Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, NYU Stern School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (1965-2008)	75

MainStay VP Funds Trust: Trustee since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).**

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75

MainStay VP Funds Trust: Trustee since 1997 (28 portfolios)**;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (27 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (50 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee since 2011

Private Advisors Alternative Strategies Fund: Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

**Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Board Member of the Funds in light of the Funds' business and structure. The disclosure below regarding the Board Members is not intended to state or imply that any Board Member has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Board Member, either as compared to the other Board Members of the Funds or to board members of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, has served as Chairman of at least one registrant since 2005, and previously served as the Chairman of the Audit Committee of Eclipse Funds and Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Board Member since 2008. As President and Chief Executive Officer of the Manager, Mr. Kim is ultimately responsible for the management of the Funds’ day-to-day operations. In addition to his role with the Manager, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Funds may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining the Manager, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the ACFE of Eclipse Funds and Eclipse Funds Inc. for approximately four years and as Chairman of the Contracts Committee for all of the MainStay Funds since 2007. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at New York University Stern School of Business. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business and a Program Fellow at Stanford Law School. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He serves on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Funds Trust for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities, including many of the types of securities in which the Funds may invest.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Board Members, seven of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Board Members") in accordance with rules adopted by the SEC.

The Board has elected an Independent Board Member to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Board Members, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Board Members focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Board Members routinely review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Board Members believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Board Members in their oversight of all aspects of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Board Members and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO") and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. The Risk Management Committee is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2007)**

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2007)**; Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds Inc., MainStay Funds and MainStay Funds Trust (since 2009)

Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2009); Assistant Secretary, MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)**

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds Inc., MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Trust, Eclipse Funds Inc. and MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2005)**

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Board Members

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Audit Committee held 5 meetings during the fiscal year ended October 31, 2011.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 7 meetings during the fiscal year ended October 31, 2011.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended October 31, 2011.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee held 5 meetings during the fiscal year ended October 31, 2011.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, their investment adviser and investment subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also shall oversee the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The CCO and the Chief Risk Officer of the adviser to the Funds shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Committee was first organized on December 14, 2011 and therefore held no meetings during the fiscal year ended October 31, 2011.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae S. Yoon. The Risk and Compliance Oversight Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 4 meetings during the fiscal year ended October 31, 2011.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Jae S. Yoon. The Valuation Subcommittee held 75 meetings during the fiscal year ended October 31, 2011.

Ownership of Securities

As of December 31, 2011, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Board Member

INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim

MainStay High Yield Opportunities Fund - $50,001 - $100,000

MainStay Large Cap Growth Fund - Over $100,000

MainStay ICAP Select Equity Fund - Over $100,000

MainStay ICAP International Fund - Over $100,000

Over $100,000

Independent Board Members

INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley

MainStay ICAP International Fund - $1 - $10,000

MainStay Floating Rate Fund - Over $100,000

MainStay High Yield Opportunities Fund - $50,001 - $100,000

MainStay Epoch Global Choice Fund - $50,001 - $100,000

MainStay Retirement 2020 Fund - $50,001 - $100,000

MainStay Moderate Allocation Fund - Over $100,000

Over $100,000
Alan R. Latshaw	MainStay Large Cap Growth Fund - $10,001 - $50,000 MainStay High Yield Corporate Bond Fund - $10,001 - $50,000	$10,001 - $50,000
Peter Meenan

MainStay Large Cap Growth Fund - Over $100,000

MainStay ICAP Select Equity Fund - Over $100,000

MainStay ICAP International Fund - $10,001 - $50,000

MainStay Epoch Global Equity Yield Fund - Over $100,000

MainStay High Yield Corporate Bond Fund - $50,001 - $100,000

Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund - Over $100,000	Over $100,000
Richard S. Trutanic	MainStay Income Builder Fund - $10,001 - $50,000 MainStay Epoch Global Equity Yield Fund - $10,001- $50,000 MainStay High Yield Municipal Bond Fund - $10,001 - $50,000	$50,001 - $100,000
Roman L. Weil	MainStay MAP Fund - $1- $10,000	$1- $10,000
John A. Weisser	MainStay Epoch Global Equity Yield Fund - $50,001 - $100,000 MainStay Floating Rate Fund - Over $100,000 MainStay High Yield Corporate Bond Fund - Over $100,000	Over $100,000

As of December 31, 2011, each Board Member who is not an "interested person" of the MainStay Group of Funds, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended October 31, 2011, from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund, affiliated registrants not discussed in this SAI. The Board Members received no compensation from MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund or Private Advisors Alternative Strategies Fund as these registrants had not commenced operations as of October 31, 2011. Effective January 1, 2012, the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $150,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, except for the first such meeting each year, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically (other than the first such meeting each year). Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Audit, Investment, Contracts, Nominating and Governance and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. The

Independent Board Members had a different compensation arrangement prior to January 1, 2012. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM ECLIPSE FUNDS INC.	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSIOR OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS*
Susan B. Kerley	$89,577	$3,837	$64,139	NONE	$210,000
Alan R. Latshaw	81,046	3,471	58,031	NONE	190,000
Peter Meenan	81,046	3,471	58,031	NONE	190,000
Richard H. Nolan, Jr.	81,046	3,471	58,031	NONE	190,000
Richard S. Trutanic	72,515	3,106	51,921	NONE	170,000
Roman L. Weil	74,779	3,195	53,384	NONE	175,000
John A. Weisser	81,046	3,471	58,031	NONE	190,000

* Includes compensation paid by Eclipse Funds.

As of January 31, 2012, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with Eclipse Funds Inc., MainStay Funds Trust and The MainStay Funds, dated February 28, 2012, as amended ("Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is a wholly-owned subsidiary of New York Life. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

• the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include: (i) the MainStay Group of Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Group of Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets.

For more information regarding the Order, including which Funds cannot use the Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You Are Investing."

Expenses Borne by MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this Statement of Additional Information, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the Funds’ Chief Compliance Officer’s compensation.

Subadvisory Agreements

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Common Stock Fund	0.275%	[1]

FUND NAME	ANNUAL RATE
MainStay Convertible Fund	0.300%	[2]
MainStay Flexible Bond Opportunities Fund	0.300%
MainStay Global High Income Fund	0.350%
MainStay Government Fund	0.300%	[3]
MainStay High Yield Corporate Bond Fund	0.300%	[4]
MainStay Income Builder Fund	0.320%	[5]
MainStay International Equity Fund	0.450%	[6]
MainStay Large Cap Growth Fund	0.400%	[7]
MainStay MAP Fund	0.450%	[8]
MainStay Tax Free Bond Fund	0.250%	[9]
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	0.400%
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	0.500%
MainStay 130/30 International Fund	0.550%
MainStay Balanced Fund	0.350%	[10]
MainStay Cornerstone Growth Fund	0.35%	[11]
MainStay Epoch Global Choice Fund	0.500%
MainStay Epoch Global Equity Yield Fund	0.350%
MainStay Epoch International Small Cap Fund	0.550%
MainStay Epoch U.S. All Cap Fund	0.425%	[12]
MainStay Epoch U.S. Equity Yield Fund	0.400%
MainStay Growth Equity Fund	0.350%	[11]
MainStay High Yield Municipal Bond Fund	0.275%
MainStay ICAP Equity Fund	0.400%
MainStay ICAP Global Fund	0.400%
MainStay ICAP International Fund	0.400%
MainStay ICAP Select Equity Fund	0.400%	[13]
MainStay Intermediate Term Bond Fund	0.300%	[14]
MainStay New York Tax Free Opportunities Fund	0.250%	[15]
MainStay S&P 500 Index Fund	0.125%	[16]
MainStay Short Term Bond Fund	0.300%	[17]
MainStay U.S. Small Cap Fund	0.425%	[18]

1  0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.

2  0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.

3  0.300% on assets up to $1 billion; 0.275% on assets in excess of $1 billion.

4  0.300% on assets up to $500 million; 0.275% on assets from $500 million to $5 billion; 0.2625% on assets from $5 billion to $7 billion; and 0.250% on assets in excess of $7 billion.

5  For MacKay Shields: 0.32% on allocated assets up to $500 million; and 0.30% on allocated assets in excess of $500 million. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; and 0.575% on assets in excess of $1 billion.

6 0.450% on assets up to $500 million and 0.425% on assets in excess of $500 million.

7  On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, 0.400% on such assets up to $100 million; 0.350% on such assets from $100 million up to $350 million; 0.300% on such assets from $350 million up to $600 million; 0.250% on such assets from $600 million up to $1 billion; 0.200% on such assets from $1 billion to $2.5 billion; 0.24% on such assets from $2.5 billion to $ 5 billion; and 0.25% on such assets over $5 billion.

8  0.450% on allocated assets up to $250 million; 0.400% on allocated assets from $250 million to $500 million; and 0.350% on allocated assets in excess of $500 million.

9  0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets in excess of $1 billion.

10  0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets in excess of $2 billion.

11  0.350% on assets up to $500 million; 0.3375% on assets in from $500 million to $1 billion; and 0.325% on assets in excess of $1 billion.

12  0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets in excess of $1 billion.

13  0.350% on assets up to $500 million; and 0.3375% on assets in excess of $500 million.

14  0.400% on assets up to $5 billion; and 0.3875% on assets in excess of $5 billion.

15  0.30% on assets up to $500 million; 0.2875% on assets from $500 million to $1 billion; and 0.275% on assets in excess of $1 billion.

16 Waiver of 0.025 on all assets.

17  0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion.

18  0.30% on assets up to $500 million and 0.2875% on assets in excess of $500 million.

19 0.425% on assets up to $1 billion; and 0.400% on assets in excess of $1 billion.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

MainStay Epoch Funds

In consideration for Epoch's services to the MainStay Epoch Funds described herein, New York Life Investments also pays Epoch an additional quarterly service fee over the three-year period following the closing of the Epoch Fund Reorganizations, which occurred in November 2009, that, among other factors, is based upon a percentage of the total assets that were acquired as a result of the Epoch Fund Reorganizations. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the Epoch Fund Reorganizations. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

MainStay Cornerstone Growth Fund

Cornerstone LLC, the subadvisor to MainStay Cornerstone Growth Fund, is a subsidiary of Madison Square Investors LLC (“MSI”). In addition to establishing the subadvisory relationship between Cornerstone LLC and New York Life Investments for MainStay Cornerstone Growth Fund, New York Life Investments and Cornerstone LLC contemplate an ongoing relationship between the parties wherein, among other things: (i) for a period of time, New York Life Investments agrees to recommend to the MainStay Board that Cornerstone LLC continue to serve as subadvisor for MainStay Cornerstone Growth Fund subject to MainStay Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) Cornerstone LLC agrees to restrictions on its ability to advise or subadvise funds with strategies similar to MainStay Cornerstone Growth Fund; (iii) MSI agrees to restrictions on its ability to acquire other subadvisors; and (iv) Cornerstone LLC agrees to maintain a minimum level of investment capacity available to the Fund and any other registered funds it subadvises that are managed by New York Life Investments.

Additionally, MSI will provide legal, compliance, marketing and other administrative services to Cornerstone LLC. Cornerstone LLC will pay MSI, from its own resources, an annual administrative fee based on the combined assets of MainStay Cornerstone Growth Fund and MainStay VP Growth Equity Portfolio.

Management and Subadvisory Fees

The MainStay New Tax Free Opportunities Fund commenced operations on May 14, 2012. Therefore, no advisory or subadvisory payments had been made to New York Life Investments or MacKay Shields for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/11
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,351,748	$0	$650,712	$0
MainStay Convertible Fund	5,551,173	0	2,715,068	0
MainStay Flexible Bond Opportunities Fund[2]	2,032,464	0	986,464	0
MainStay Global High Income Fund	2,269,891	0	1,105,817	0
MainStay Government Fund	1,821,295	424,366	670,425	179,643
MainStay High Yield Corporate Bond Fund	36,522,550	0	17,921,352	0
MainStay Income Builder Fund[3]	4,295,605	0	2,134,512	0
MainStay International Equity Fund[4]	4,166,281	0	2,549,768	0
MainStay Large Cap Growth Fund	55,624,998	336,549	17,845,252	0
MainStay MAP Fund[5]	13,142,976	0	6,969,263	0
MainStay Money Market Fund	2,465,535	3,277,067	0	0
MainStay Tax Free Bond Fund	1,851,607	265,594	761,789	125,179
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	7,369,697	23,071	3,673,340	11,536
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	3,123,445	0	1,561,739	0
MainStay 130/30 International Fund	1,468,811	40,421	714,186	20,211
MainStay Balanced Fund	4,366,082	0	1,335,961	0
MainStay Conservative Allocation Fund[6]	0	68,782	18,769	0
MainStay Epoch Global Choice Fund	525,712	71,257	262,851	0
MainStay Epoch Global Equity Yield Fund	4,265,615	0	2,132,745	0
MainStay Epoch International Small Cap Fund	2,464,551	0	1,232,233	0
MainStay Epoch U.S. Equity Yield Fund	1,863,282	0	931,639	0
MainStay Epoch U.S. All Cap Fund	5,398,212	0	2,699,120	0
MainStay Floating Rate Fund	7,260,622	0	0	0
MainStay Growth Allocation Fund[6]	0	202,736	17,445	0
MainStay Growth Equity Fund	3,986,304	0	1,993,163	0
MainStay High Yield Municipal Bond Fund	662,739	224,241	219,241	112,120
MainStay ICAP Equity Fund	6,358,601	200,356	3,179,293	0
MainStay ICAP Global Fund	405,887	140,137	202,943	0
MainStay ICAP International Fund	7,659,248	646,969	3,829,584	0
MainStay ICAP Select Equity Fund	26,989,361	1,711,037	13,494,645	0
MainStay Indexed Bond Fund	1,958,729	490,540	0	0
MainStay Intermediate Term Bond Fund	3,379,993	958,333	1,132,181	0
MainStay Moderate Allocation Fund[6]	0	116,494	34,938	0
MainStay Moderate Growth Allocation Fund[6]	0	203,942	33,392	0
MainStay Retirement 2010 Fund[6]	54,622	221,660	3,820	0
MainStay Retirement 2020 Fund[6]	81,960	241,132	5,571	0
MainStay Retirement 2030 Fund[6]	122,471	341,109	7,550	0
MainStay Retirement 2040 Fund[6]	73,132	304,893	4,309	0
MainStay Retirement 2050 Fund[6]	42,255	231,659	2,187	0
MainStay S&P 500 Index Fund	3,354,175	1,275,945	1,039,117	637,972
MainStay Short Term Bond Fund	543,526	201,625	135,883	0
MainStay U.S. Small Cap Fund	3,480,552	29,276	1,740,281	0

1  After expense reimbursement or waiver, as applicable.

2  Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

3  $1,065,096 was paid to MacKay and $1,069,416 was paid to Epoch as Subadvisors of the Fund for the period ended October 31, 2011.

4  Madison Square Investors became Subadvisor to the Fund on July 1, 2011 and was paid $549,554 for the period July 1, 2011 through fiscal year ended October 31, 2011. MacKay Shields served as Subadvisor for the period November 1, 2010 through June 30, 2011 and was paid $2,000,214.

5  $3,463,479 was paid to ICAP and $3,505,784 was paid to Markston as Subadvisors of the Fund for the fiscal year ended October 31, 2011.

6  Madison Square Investors served as the Funds' Subadvisor for the period November 1, 2010 through December 31, 2010.

	YEAR ENDED 10/31/10
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,620,792	$0	$782,929	$0
MainStay Convertible Fund	4,368,785	0	2,133,663	0
MainStay Flexible Bond Opportunities Fund	859,164	51,293	383,770	25,647
MainStay Global High Income Fund	1,980,771	0	963,288	0
MainStay Government Fund	2,004,911	548,437	698,677	274,217
MainStay High Yield Corporate Bond Fund	34,136,769	0	16,749,367	0
MainStay Income Builder Fund[2]	4,267,082	0	2,119,649	0
MainStay International Equity Fund	5,471,612	0	3,624,649	0
MainStay Large Cap Growth Fund	32,177,080	2,524,026	10,237,936	0
MainStay MAP Fund[3]	10,734,105	0	5,781,704	0
MainStay Money Market Fund	2,444,161	3,009,712	0	0
MainStay Tax Free Bond Fund	1,493,488	287,611	575,213	14,803
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	2,498,175	564,188	966,962	282,094
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	2,791,125	0	1,395,612	0
MainStay 130/30 International Fund	1,275,377	137,464	568,982	68,732
MainStay Balanced Fund	4,520,653	0	1,357,259	0
MainStay Conservative Allocation Fund[5]	0	103,959	96,975	0
MainStay Epoch Global Choice Fund[6]	450,794	152,261	259,837	0
MainStay Epoch Global Equity Yield Fund[6]	2,265,914	460,780	1,324,509	0
MainStay Epoch International Small Cap Fund[6]	1,583,421	22,158	916,812	0
MainStay Epoch U.S. Equity Yield Fund[6]	1,245,496	47,839	702,549	0
MainStay Epoch U.S. All Cap Fund	3,373,024	0	1,686,571	0
MainStay Floating Rate Fund	5,154,475	0	0	0
MainStay Growth Allocation Fund[5]	0	283,235	95,690	0
MainStay Growth Equity Fund	3,676,836	0	1,837,712	0
MainStay High Yield Municipal Bond Fund[7]	118,847	157,561	(19,349)	78,780
MainStay ICAP Equity Fund	6,603,164	262,844	3,301,826	0
MainStay ICAP Global Fund	333,963	154,597	166,991	0
MainStay ICAP International Fund	6,121,889	930,695	3,059,389	0
MainStay ICAP Select Equity Fund	20,689,629	1,685,965	10,343,006	0
MainStay Indexed Bond Fund	2,065,647	623,268	0	0
MainStay Intermediate Term Bond Fund	3,513,852	1,197,968	1,178,714	0
MainStay Moderate Allocation Fund[5]	0	183,156	187,355	0
MainStay Moderate Growth Allocation Fund[5]	0	326,523	183,391	0
MainStay Retirement 2010 Fund[5]	42,106	268,144	21,054	0
MainStay Retirement 2020 Fund[5]	60,526	297,524	30,264	0
MainStay Retirement 2030 Fund[5]	75,925	393,944	37,965	0
MainStay Retirement 2040 Fund[5]	43,293	283,716	21,647	0
MainStay Retirement 2050 Fund[5]	21,559	199,961	10,780	0
MainStay S&P 500 Index Fund	3,198,398	1,906,573	646,053	953,287
MainStay Short Term Bond Fund	734,022	268,427	183,504	0
MainStay U.S. Small Cap Fund	3,211,839	321,397	1,606,008	0

1 After expense reimbursement or waiver, as applicable.

2 $993,063 was paid to MacKay Shields and $1,226,586 was paid to Epoch as Subadvisors of the Fund for the fiscal year ended October 31, 2010.

3 $2,855,380 was paid to ICAP and $2,926,324 was paid to Markston as Subadvisors of the Fund for the fiscal year ended October 31, 2010.

4 Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

5 Madison Square Investors served as the Fund's subadvisor from inception through December 31, 2010.

6 For the period November 14, 2009 through October 31, 2010. Effective January 1, 2010, the Fund changed its fiscal year end from December 31 to October 31.

7 Reimbursement of ($78,780) exceeded subadvisory fee of $59,432. The MainStay High Yield Municipal Bond Fund commenced investment operations on March 31, 2010.

	YEAR ENDED 10/31/09
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,843,449	$297,049	$614,840	$117,608
MainStay Convertible Fund	2,838,357	383,155	1,191,015	191,577
MainStay Flexible Bond Opportunities Fund	567,745	160,852	186,983	80,426
MainStay Global High Income Fund	1,109,708	116,927	475,432	58,464
MainStay Government Fund	2,141,305	1,021,029	529,014	510,978
MainStay High Yield Corporate Bond Fund	23,719,546	0	11,636,761	0
MainStay Income Builder Fund[2]	2,504,941	702,446	887,584	332,687
MainStay International Equity Fund	4,601,321	449,561	2,725,348	299,707
MainStay Large Cap Growth Fund	16,658,076	2,109,637	5,430,913	0
MainStay MAP Fund[3]	8,350,429	738,258	4,604,605	157,552
MainStay Money Market Fund	2,745,389	2,048,742	472,023	33,559
MainStay Tax Free Bond Fund[4]	1,213,401	374,432	237,442	353,374
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	1,166,079	79,357	543,365	39,679
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	1,323,669	336	591,396	131
MainStay 130/30 International Fund	932,336	181,140	325,723	79,512
MainStay Balanced Fund	4,265,583	436,605	990,002	86,033
MainStay Conservative Allocation Fund[6]	0	148,675	62,710	0
MainStay Epoch U.S. All Cap Fund[7]	1,576,691	274,856	480,617	0
MainStay Floating Rate Fund	3,394,510	0	0	0
MainStay Growth Allocation Fund[6]	0	393,326	63,823	0
MainStay Growth Equity Fund	375,438	9,263	141,948	4,631
MainStay ICAP Equity Fund	5,498,866	1,308,882	2,749,197	0
MainStay ICAP Global Fund	260,529	96,985	130,256	0
MainStay ICAP International Fund	4,306,498	1,447,388	2,153,157	0
MainStay ICAP Select Equity Fund	11,453,277	2,746,662	5,726,087	0
MainStay Indexed Bond Fund	1,660,368	858,995	0	0
MainStay Intermediate Term Bond Fund	1,335,105	349,606	445,217	0
MainStay Moderate Allocation Fund[6]	0	381,947	125,810	0
MainStay Moderate Growth Allocation Fund[6]	0	541,232	121,960	0
MainStay Retirement 2010 Fund[6]	31,357	223,988	13,640	0
MainStay Retirement 2020 Fund[6]	37,306	238,474	16,528	0
MainStay Retirement 2030 Fund[6]	44,200	281,377	19,581	0
MainStay Retirement 2040 Fund[6]	23,706	196,182	10,532	0
MainStay Retirement 2050 Fund[6]	12,101	147,433	5,292	0
MainStay S&P 500 Index Fund[8]	2,715,386	3,154,005	(155,931)	1,300,956
MainStay Short Term Bond Fund	601,559	273,834	150,390	0
MainStay U.S. Small Cap Fund[5]	1,826,214	914,740	399,810	353,374

1  After expense reimbursement or waiver, as applicable.

2  $642,961 was paid to MacKay Shields as Subadvisor of the Fund for the fiscal year ended October 31, 2009. $244,622 was paid to Epoch as Subadvisor of the equity sleeve of the Fund for the period June 29, 2009 through October 31, 2009. Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

3  $2,298,596 was paid to Markston and $2,306,009 was paid to ICAP as Subadvisors of the Fund for the fiscal year ended October 31, 2009.

4  $220,594 was paid to Standish Mellon through June 30, 2009; a net sub advisory fee of $16,848 was paid to MacKay Shields after a $10,783 reimbursement for the period October 17, 2009 through October 31, 2009.

5  $10,826 was paid to Madison Square Investors for the period January 2, 2009 through January 31, 2009; $114,031 was paid to MacKay Shields for the period February 1, 2009 through June 28, 2009; and $274,953 paid to Epoch for the period June 29, 2009 through October 31, 2009. Effective October 30, 2009, the MainStay Small Company Value Fund changed its name MainStay U.S. Small Cap Fund.

6  Madison Square Investors served as the Fund's subadvisor from inception through December 31, 2010.

7  Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay U.S. Epoch U.S. All Cap Fund.

8  Reimbursement of ($1,300,956) exceeded subadvisory fee of $1,145,025.

For the fiscal period ended December 31, 2009, the Epoch Funds, the predecessor funds to the MainStay Epoch Funds, paid Epoch the following amounts of advisory fees pursuant to previous advisory agreements entered into between Epoch and the Epoch Funds.

FUND	ADVISORY FEE PAID 1/1/09 to 11/13/09	ADVISORY FEE WAIVED 1/1/09 to 11/13/09
MainStay Epoch Global Choice Fund MainStay Epoch Global Equity Yield Fund MainStay Epoch International Small Cap Fund MainStay Epoch U.S. Equity Yield Fund	$ 561,902 2,082,035 1,416,313 1,010,012	$ 143,297 0 0 149,836

The MainStay Cornerstone Growth Fund has not yet commenced operations. Therefore, no advisory or subadvisory payments have been made to New York Life Investments as Manager or Cornerstone as Subadvisor

For fiscal periods ended June 30, 2011, June 30, 2010 and June 30, 2009, Keystone Large Cap Growth Fund, the predecessor to the MainStay Cornerstone Growth Fund, paid Cornerstone Capital Management Inc., the advisor to the Keystone Large Cap Growth Fund, the following amounts of advisory fees pursuant to a previous advisory agreement:

FUND	ADVISORY FEE PAID JUNE 30, 2011	ADVISORY FEE PAID JUNE 30, 2010	ADVISORY FEE PAID JUNE 30, 2009
Keystone Large Cap Growth Fund	$1,911,550	$1,355,062	$629,338

State Street, One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002 for Funds of the MainStay Funds, March 30, 2005 for the MainStay High Yield Opportunities Fund, and November 10, 2009 for the Funds of MainStay Funds Trust. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds, Eclipse Funds Inc., and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund and MainStay Principal Preservation Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the

"Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to FINRA Conduct Rule 2830, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

The MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012. Therefore, no distribution and/or service fees had been paid by the Fund pursuant to the 12b-1 Plan for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

The MainStay Cornerstone Growth Fund will commence operations on January 11, 2013. Therefore, no distribution and/or service fees had been paid by the Fund pursuant to the 12b-1 Plan for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

Prior to the reorganization with MainStay Cornerstone Growth Fund, Keystone Large Cap Growth Fund retained U.S. Bancorp Fund Services LLC (“U.S. Bancorp”) as its administrator. U.S. Bancorp provided a variety of administrative services and received an annual fee. U.S. Bancorp also acted as Fund Accountant and Transfer Agent. For the fiscal periods ended June 30, 2011, June 30, 2010 and June 30, 2009, the Keystone Large Cap Growth Fund paid the following fees to U.S. Bancorp: $226,642, $163,829 and $94,096, respectively.

For fiscal year ended October 31, 2011, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/11
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$35,479	$30,783	$80,309	$12,780	$0	$0
MainStay Convertible Fund	217,722	1,045,498	528,053	984,273	0	0
MainStay Flexible Bond Opportunities Fund[1]	46,653	359,211	182,451	394,619	0	0
MainStay Global High Income Fund	55,577	363,935	244,742	830,188	0	0
MainStay Government Fund	149,562	437,806	296,223	263,845	0	0
MainStay High Yield Corporate Bond Fund	701,721	8,447,491	3,245,152	6,753,977	25,931	0
MainStay Income Builder Fund	419,323	627,821	666,827	111,970	0	0
MainStay International Equity Fund	95,014	245,905	270,638	170,860	32,710	6,562
MainStay Large Cap Growth Fund	256,661	3,687,325	817,166	3,297,437	842,176	414,350
MainStay MAP Fund	291,222	869,859	1,325,620	1,570,595	62,579	9,342
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	52,457	594,170	52,690	342,300	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	9,136	968,636	0	1,351,503	0	0
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	304	715	0	3,923	0	0
MainStay 130/30 International Fund	558	271	0	1,231	0	0
MainStay Balanced Fund	147,927	384,451	677,496	607,819	107,613	1,032
MainStay Conservative Allocation Fund	95,788	337,303	325,817	292,836	0	0
MainStay Epoch Global Choice Fund	463	3,771	0	483	0	0
MainStay Epoch Global Equity Yield Fund	2,051	299,485	0	195,841	0	0
MainStay Epoch International Small Cap Fund	1,625	19,193	0	20,129	0	0
MainStay Epoch U.S. All Cap Fund	19,276	28,844	66,039	40,289	0	0
MainStay Epoch U.S. Equity Yield Fund	489	2,537	0	841	0	0
MainStay Floating Rate Fund	60,726	1,257,620	164,911	2,024,348	0	0
MainStay Growth Allocation Fund	177,536	191,221	534,046	125,871	0	0
MainStay Growth Equity Fund	622,943	564,422	898,176	30,553	0	0
MainStay High Yield Municipal Bond Fund	1,810	141,848	0	172,270	0	0
MainStay ICAP Equity Fund	30,237	77,340	0	78,781	13,921	12,626
MainStay ICAP Global Fund	1,223	9,823	0	2,751	0	0
MainStay ICAP International Fund	25,728	498,796	0	171,696	99,181	55,164
MainStay ICAP Select Equity Fund	466,052	1,391,969	792,871	1,036,703	56,643	71,124
MainStay Indexed Bond Fund	14,446	196,716	0	0	0	0
MainStay Intermediate Term Bond Fund	12,233	97,223	73,938	220,051	0	0
MainStay Moderate Allocation Fund	214,346	549,144	756,728	398,522	0	0
MainStay Moderate Growth Allocation Fund	296,998	423,909	965,816	268,347	0	0
MainStay Retirement 2010 Fund	1,416	17,173	0	0	10,604	3,982
MainStay Retirement 2020 Fund	6,207	35,418	0	0	13,485	10,074
MainStay Retirement 2030 Fund	5,883	34,358	0	0	13,468	31,264
MainStay Retirement 2040 Fund	4,740	18,149	0	0	11,831	25,182
MainStay Retirement 2050 Fund	2,061	5,759	0	0	5,405	14,918
MainStay S&P 500 Index Fund	50,795	506,592	0	0	0	0
MainStay Short Term Bond Fund	9,627	76,428	0	0	0	0
MainStay U.S. Small Cap Fund	173,353	253,777	429,229	199,963	0	0

1 Effective February 26, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

For fiscal year ended October 31, 2010, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/10
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$33,430	$30,549	$95,699	$13,892	$0	$0
MainStay Convertible Fund	205,105	917,306	573,179	839,899	0	0
MainStay Flexible Bond Opportunities Fund	34,631	204,365	190,600	196,023	0	0
MainStay Global High Income Fund	48,109	334,754	258,490	714,900	0	0
MainStay Government Fund	156,711	462,490	404,695	330,392	0	0
MainStay High Yield Corporate Bond Fund	680,815	8,078,020	4,107,173	6,826,541	19,651	0
MainStay Income Builder Fund	414,513	575,028	751,023	98,556	0	0
MainStay International Equity Fund	97,088	271,466	329,961	194,288	25,310	2,504
MainStay Large Cap Growth Fund	210,536	3,506,720	849,839	2,317,204	415,308	147,336
MainStay MAP Fund	264,804	842,724	1,556,490	1,645,696	57,842	8,506
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	55,264	498,374	79,088	213,876	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[1]	7,357	236,384	0	195,339	0	0
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	169	554	0	3,452	0	0
MainStay 130/30 International Fund	357	181	0	901	0	0
MainStay Balanced Fund	144,510	388,957	739,728	652,154	136,736	660
MainStay Conservative Allocation Fund	74,844	266,238	291,386	242,840	0	0
MainStay Epoch Global Choice Fund	154	4,502	0	280	0	0
MainStay Epoch Global Equity Yield Fund	211	45,462	0	19,681	0	0
MainStay Epoch International Small Cap Fund	355	7,964	0	6,737	0	0
MainStay Epoch U.S. All Cap Fund	17,108	37,241	64,347	37,537	0	0
MainStay Epoch U.S. Equity Yield Fund	166	1,115	0	219	0	0
MainStay Floating Rate Fund	54,203	960,363	187,045	1,542,495	0	0
MainStay Growth Allocation Fund	150,947	168,751	506,984	114,642	0	0
MainStay Growth Equity Fund	561,859	483,057	961,352	27,181	0	0
MainStay High Yield Municipal Bond Fund[2]	428	12,290	0	9,799	0	0
MainStay ICAP Equity Fund	29,633	68,287	0	63,812	7,963	5,825
MainStay ICAP Global Fund	775	4,523	0	1,627	0	0
MainStay ICAP International Fund	25,247	427,325	0	172,585	82,335	40,362
MainStay ICAP Select Equity Fund	428,160	1,069,122	904,436	850,821	53,694	32,716
MainStay Indexed Bond Fund	12,732	212,504	0	0	0	0
MainStay Intermediate Term Bond Fund	8,316	90,952	66,472	199,939	0	0
MainStay Moderate Allocation Fund	178,038	474,441	701,415	360,836	0	0
MainStay Moderate Growth Allocation Fund	244,730	382,844	912,314	237,403	0	0
MainStay Retirement 2010 Fund	785	16,594	0	0	4,286	4,552
MainStay Retirement 2020 Fund	3,652	30,437	0	0	3,510	8,968
MainStay Retirement 2030 Fund	2,951	28,669	0	0	5,881	27,223
MainStay Retirement 2040 Fund	2,407	15,032	0	0	6,323	20,554
MainStay Retirement 2050 Fund	1,121	4,683	0	0	2,752	12,042
MainStay S&P 500 Index Fund	46,891	504,654	0	0	0	0
MainStay Short Term Bond Fund	8,682	107,680	0	0	0	0
MainStay U.S. Small Cap Fund	149,949	236,553	430,537	196,763	0	0

1  Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

2 The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

For fiscal year ended October 31, 2009, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/09
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$28,926	$26,848	$107,384	$13,179	$0	$0
MainStay Convertible Fund	171,127	658,082	562,720	523,141	0	0
MainStay Flexible Bond Opportunities Fund	27,293	122,996	184,728	102,714	0	0
MainStay Global High Income Fund	38,186	191,830	230,396	359,537	0	0
MainStay Government Fund	160,198	492,626	519,643	320,853	0	0
MainStay High Yield Corporate Bond Fund	561,624	5,928,514	4,210,404	4,353,063	5,790	0
MainStay Income Builder Fund[1]	340,982	440,287	655,673	16,648	0	0
MainStay International Equity Fund	91,286	208,749	342,679	139,455	5,817	1,088
MainStay Large Cap Growth Fund	127,086	2,366,921	592,100	1,196,387	137,770	38,178
MainStay MAP Fund	188,007	647,012	1,587,923	1,510,461	25,358	4,470
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	53,832	352,819	107,296	52,138	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	2,804	24,020	0	10,120	0	0
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	104	539	0	3,047	0	0
MainStay 130/30 International Fund	263	156	0	512	0	0
MainStay Balanced Fund	127,146	370,604	732,587	664,000	134,337	310
MainStay Conservative Allocation Fund	52,464	210,009	243,663	184,741	0	0
MainStay Epoch U.S. All Cap Fund[2]	13,869	29,865	57,256	33,494	0	0
MainStay Floating Rate Fund	41,469	689,636	191,639	1,118,557	0	0
MainStay Growth Allocation Fund	110,985	134,381	427,149	90,239	0	0
MainStay Growth Equity Fund	62	128	752	396	0	0
MainStay ICAP Equity Fund	26,517	50,493	0	44,779	4,293	1,008
MainStay ICAP Global Fund	250	1,232	0	643	0	0
MainStay ICAP International Fund	22,726	209,972	0	175,547	38,485	16,082
MainStay ICAP Select Equity Fund	20,275	356,626	0	446,624	27,813	17,816
MainStay Indexed Bond Fund	8,686	184,139	0	0	0	0
MainStay Intermediate Term Bond Fund	5,298	61,953	55,376	132,085	0	0
MainStay Moderate Allocation Fund	131,799	379,888	599,371	284,284	0	0
MainStay Moderate Growth Allocation Fund	177,299	304,050	765,500	190,467	0	0
MainStay Retirement 2010 Fund	225	12,995	0	0	1,891	4,519
MainStay Retirement 2020 Fund	1,429	17,978	0	0	1,068	7,215
MainStay Retirement 2030 Fund	843	16,782	0	0	1,512	19,702
MainStay Retirement 2040 Fund	825	8,734	0	0	1,362	15,288
MainStay Retirement 2050 Fund	419	2,547	0	0	319	8,438
MainStay S&P 500 Index Fund	39,097	431,721	0	0	0	0
MainStay Short Term Bond Fund	7,199	111,679	0	0	0	0
MainStay U.S. Small Cap Fund[3]	47,547	137,056	182,799	143,643	0	0

1 Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

2 Effective October 16, 2009, MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

3 Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, the Distributor retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09
MAINSTAY FUNDS
MainStay Common Stock Fund	$3,249	$3,379	$3,676
MainStay Convertible Fund	29,398	22,694	18,202
MainStay Flexible Bond Opportunities Fund[1]	20,615	13,485	5,061
MainStay Global High Income Fund	12,552	11,840	5,941
MainStay Government Fund	9,083	12,561	12,368
MainStay High Yield Corporate Bond Fund	105,027	105,403	83,629
MainStay Income Builder Fund[2]	20,649	20,331	14,111
MainStay International Equity Fund	14,391	15,179	15,916
MainStay Large Cap Growth Fund	34,355	30,631	22,217
MainStay MAP Fund	44,903	48,610	42,771
MainStay Money Market Fund	0	300	2,247
MainStay Tax Free Bond Fund	7,592	8,158	2,628
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[3]	4,695	1,824	334
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	425	135	146
MainStay 130/30 International Fund	451	452	218
MainStay Balanced Fund	25,605	24,106	24,557
MainStay Conservative Allocation Fund	60,636	52,296	36,185
MainStay Epoch Global Choice Fund	837	505	N/A
MainStay Epoch Global Equity Yield Fund	4,953	650	N/A
MainStay Epoch International Small Cap Fund	2,084	918	N/A
MainStay Epoch U.S. All Cap Fund[4]	5,496	5,014	3,786
MainStay Epoch U.S. Equity Yield Fund	884	285	N/A
MainStay Floating Rate Fund	9,475	7,986	4,652
MainStay Growth Allocation Fund	90,427	90,001	82,951
MainStay Growth Equity Fund	29,406	26,820	0
MainStay High Yield Municipal Bond Fund	2,100	1,687	N/A
MainStay ICAP Equity Fund	7,189	7,648	8,597
MainStay ICAP Global Fund	1,262	1,268	371
MainStay ICAP International Fund	6,775	6,354	6,838
MainStay ICAP Select Equity Fund	35,958	36,349	9,196
MainStay Indexed Bond Fund	2,208	2,805	2,014
MainStay Intermediate Term Bond Fund	4,762	5,707	1,961
MainStay Moderate Allocation Fund	127,090	108,599	86,284
MainStay Moderate Growth Allocation Fund	163,737	153,043	126,076
MainStay Retirement 2010 Fund	1,693	2,207	1,009
MainStay Retirement 2020 Fund	7,747	6,298	3,479
MainStay Retirement 2030 Fund	10,292	7,155	3,412
MainStay Retirement 2040 Fund	8,609	5,395	3,258
MainStay Retirement 2050 Fund	3,960	2,525	1,331
MainStay S&P 500 Index Fund	6,021	6,934	6,457
MainStay Short Term Bond Fund	1,682	1,930	2,068
MainStay U.S. Small Cap Fund[5]	22,395	20,316	9,528

1 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

2 Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

3 Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

4 Effective October 16, 2009, MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

5 Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,421	$1,513	$1,737
MainStay Convertible Fund	124,067	120,155	121,263
MainStay Flexible Bond Opportunities Fund[1]	134,414	94,625	21,509
MainStay Global High Income Fund	66,780	78,133	30,067
MainStay Government Fund	18,274	24,336	34,599
MainStay High Yield Corporate Bond Fund	759,775	827,249	1,115,293
MainStay Income Builder Fund[2]	24,026	10,548	5,443
MainStay International Equity Fund	16,646	20,905	24,319
MainStay Large Cap Growth Fund	232,340	110,902	108,765
MainStay MAP Fund	46,154	39,933	27,721
MainStay Money Market Fund	35,007	3,014	15,217
MainStay Tax Free Bond Fund	95,326	154,786	49,635
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[3]	260,967	151,239	12,595
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	701	516	236
MainStay 130/30 International Fund	131	28	43
MainStay Balanced Fund	18,860	15,119	9,609
MainStay Conservative Allocation Fund	90,530	95,047	62,962
MainStay Epoch Global Choice Fund	1,738	692	N/A
MainStay Epoch Global Equity Yield Fund	169,387	16,513	N/A
MainStay Epoch International Small Cap Fund	4,451	2,738	N/A
MainStay Epoch U.S. All Cap Fund[4]	7,269	2,505	1,899
MainStay Epoch U.S. Equity Yield Fund	1,764	452	N/A
MainStay Floating Rate Fund	118,483	89,062	73,852
MainStay Growth Allocation Fund	30,245	32,302	27,251
MainStay Growth Equity Fund	11,063	7,537	0
MainStay High Yield Municipal Bond Fund	111,233	35,150	N/A
MainStay ICAP Equity Fund	8,698	6,367	5,873
MainStay ICAP Global Fund	1,161	927	556
MainStay ICAP International Fund	9,812	10,748	10,183
MainStay ICAP Select Equity Fund	58,227	61,789	41,202
MainStay Indexed Bond Fund	8,444	12,471	7,355
MainStay Intermediate Term Bond Fund	27,409	28,548	21,616
MainStay Moderate Allocation Fund	102,681	108,665	66,742
MainStay Moderate Growth Allocation Fund	64,526	80,181	47,349
MainStay Retirement 2010 Fund	499	602	0
MainStay Retirement 2020 Fund	2,789	2,117	1,320
MainStay Retirement 2030 Fund	3,488	1,005	508
MainStay Retirement 2040 Fund	1,978	466	318
MainStay Retirement 2050 Fund	864	141	377
MainStay S&P 500 Index Fund	5,074	6,244	7,145
MainStay Short Term Bond Fund	3,722	9,336	26,985
MainStay U.S. Small Cap Fund[5]	16,229	11,443	6,188

1 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

2 Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

3 Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

4 Effective October 16, 2009, MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

5 Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, the Distributor retained the following amounts of sales charges, including CDSC, for Class B shares of the Funds:

CDSC - CLASS B SHARES	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09
MAINSTAY FUNDS
MainStay Common Stock Fund	$14,315	$13,819	$16,340
MainStay Convertible Fund	65,932	66,680	75,557
MainStay Flexible Bond Opportunities Fund[1]	16,123	15,618	23,219
MainStay Global High Income Fund	36,825	27,505	30,688
MainStay Government Fund	36,342	53,364	82,765
MainStay High Yield Corporate Bond Fund	297,896	397,519	466,664
MainStay Income Builder Fund[2]	70,392	83,131	88,210
MainStay International Equity Fund	44,494	38,784	49,173
MainStay Large Cap Growth Fund	125,508	131,928	95,206
MainStay MAP Fund	142,095	187,674	213,539
MainStay Money Market Fund[3]	164,592	212,630	344,743
MainStay Tax Free Bond Fund	15,754	9,544	16,754
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	75,738	117,039	167,049
MainStay Conservative Allocation Fund	48,700	45,386	56,828
MainStay Epoch U.S. All Cap Fund[4]	8,273	12,085	10,841
MainStay Floating Rate Fund	15,075	21,809	26,751
MainStay Growth Allocation Fund	124,547	101,922	95,148
MainStay Growth Equity Fund	125,921	146,921	0
MainStay High Yield Municipal Bond Fund	676	0	N/A
MainStay ICAP Select Equity Fund[5]	78,838	88,145	0
MainStay Intermediate Term Bond Fund	8,187	8,870	10,866
MainStay Moderate Allocation Fund	128,964	123,860	113,977
MainStay Moderate Growth Allocation Fund	191,195	172,369	160,749
MainStay U.S. Small Cap Fund[6]	55,552	62,420	30,075

1 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

2 Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

3 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

4 Effective October 16, 2009, MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

5 Class B shares of the MainStay ICAP Select Equity Fund commenced operations on August 7, 2009.

6 Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, the Distributor retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10	YEAR ENDED 10/31/09
MAINSTAY FUNDS
MainStay Common Stock Fund	$72	$29	$50
MainStay Convertible Fund	12,608	19,983	22,459
MainStay Flexible Bond Opportunities Fund[1]	15,551	3,890	787
MainStay Global High Income Fund	17,581	21,158	21,033
MainStay Government Fund	4,460	6,614	6,696
MainStay High Yield Corporate Bond Fund	78,246	203,075	139,344
MainStay Income Builder Fund[2]	781	271	177
MainStay International Equity Fund	4,599	13,588	7,347
MainStay Large Cap Growth Fund	61,337	48,192	60,945
MainStay MAP Fund	6,056	7,576	14,736
MainStay Money Market Fund[3]	16,271	13,276	27,468
MainStay Tax Free Bond Fund	20,977	12,421	327
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund[4]	76,891	10,794	47
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	259	15	429
MainStay 130/30 International Fund	14	0	0
MainStay Balanced Fund	1,948	3,366	2,768
MainStay Conservative Allocation Fund	8,106	8,920	4,762
MainStay Epoch Global Choice Fund	206	54	N/A
MainStay Epoch Global Equity Yield Fund	9,794	0	N/A
MainStay Epoch International Small Cap Fund	1,020	0	N/A
MainStay Epoch U.S. All Cap Fund[5]	191	157	151
MainStay Epoch U.S. Equity Yield Fund	0	0	N/A
MainStay Floating Rate Fund	71,419	49,655	48,286
MainStay Growth Allocation Fund	1,770	2,397	1,680
MainStay Growth Equity Fund	622	256	0
MainStay High Yield Municipal Bond Fund	8,904	0	N/A
MainStay ICAP Equity Fund	1,490	1,096	262
MainStay ICAP Global Fund	174	489	15
MainStay ICAP International Fund	861	1,826	4,918
MainStay ICAP Select Equity Fund	17,073	15,104	15,801
MainStay Intermediate Term Bond Fund	7,633	6,536	2,827
MainStay Moderate Allocation Fund	5,518	7,418	7,289
MainStay Moderate Growth Allocation Fund	5,833	3,984	4,411
MainStay U.S. Small Cap Fund[6]	969	1,332	454

1 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

2 Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

3 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

4 Effective February 26, 2010, the MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund.

5 Effective October 16, 2009, MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

6 Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$43	$24	$1,950	$51,250	$4,393	$3,731	$61,391
MainStay Convertible Fund	153	332	23,987	376,767	16,698	10,085	428,023
MainStay Flexible Bond Opportunities Fund[2]	58	298	20,219	172,836	4,230	6,138	203,778
MainStay Global High Income Fund	67	167	11,645	135,640	3,786	4,040	155,345
MainStay Government Fund	86	107	8,766	199,903	7,242	4,911	221,014
MainStay High Yield Corporate Bond Fund	429	1,504	106,152	1,334,962	61,352	40,092	1,544,492
MainStay Income Builder Fund	164	199	17,791	502,828	25,235	11,962	558,180
MainStay International Equity Fund	159	115	8,593	170,370	9,474	3,933	192,646
MainStay Large Cap Growth Fund	629	2,094	88,415	427,733	29,914	25,627	574,412
MainStay MAP Fund	413	396	28,320	524,866	31,940	12,514	598,448
MainStay Money Market Fund	403	1,547	113,477	0	0	32,317	147,744
MainStay Tax Free Bond Fund	3	119	8,440	99,441	3,587	3,126	114,716
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	11	104	6,155	35,599	1,723	1,727	45,320
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	0	5	352	2,662	0	98	3,117
MainStay 130/30 International Fund	1	5	318	3,150	0	94	3,567
MainStay Balanced Fund	202	218	20,683	288,869	14,044	14,938	338,953
MainStay Conservative Allocation Fund	469	472	32,080	456,452	3,187	10,190	502,850
MainStay Epoch Global Choice Fund	4	9	588	10,471	0	164	11,235
MainStay Epoch Global Equity Yield Fund	14	58	3,763	33,138	451	1,023	38,447
MainStay Epoch International Small Cap Fund	4	27	1,820	14,754	53	975	17,633
MainStay Epoch U.S. All Cap Fund	36	55	3,816	48,572	1,840	1,345	55,663
MainStay Epoch U.S. Equity Yield Fund	2	11	749	8,560	0	205	9,528
MainStay Floating Rate Fund	72	328	21,976	145,143	4,769	6,843	179,132
MainStay Growth Allocation Fund	822	627	43,063	713,984	17,898	14,555	790,949
MainStay Growth Equity Fund	242	276	25,214	761,397	42,512	17,467	847,107
MainStay High Yield Municipal Bond Fund	1	32	2,127	16,275	0	591	19,026
MainStay ICAP Equity Fund	61	56	4,012	70,652	2,746	1,595	79,122
MainStay ICAP Global Fund	2	14	971	9,100	107	277	10,471
MainStay ICAP International Fund	24	74	5,164	63,484	2,486	1,809	73,041
MainStay ICAP Select Equity Fund	316	332	26,760	644,079	40,105	15,143	726,735
MainStay Indexed Bond Fund	33	80	4,851	32,579	3,430	1,496	42,469
MainStay Intermediate Term Bond Fund	28	64	4,344	42,528	767	1,361	49,091
MainStay Moderate Allocation Fund	1,053	973	66,234	974,464	10,993	21,338	1,075,054
MainStay Moderate Growth Allocation Fund	1,391	1,179	80,632	1,275,414	22,641	26,616	1,407,874
MainStay Retirement 2010 Fund	21	8	508	11,254	157	162	12,110
MainStay Retirement 2020 Fund	109	38	2,510	52,278	1,241	787	56,964
MainStay Retirement 2030 Fund	128	52	3,429	65,264	3,175	1,027	73,075
MainStay Retirement 2040 Fund	100	45	2,941	56,146	1,044	875	61,151
MainStay Retirement 2050 Fund	52	16	1,063	24,704	1,338	324	27,497
MainStay S&P 500 Index Fund	173	141	9,436	100,082	6,099	3,376	119,307
MainStay Short Term Bond Fund	26	39	2,703	24,343	475	883	28,469
MainStay U.S. Small Cap Fund	213	185	14,027	295,866	14,147	6,732	331,171

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFEDISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$36	$29	$2,104	$21,945	$14,393	$1,252	$39,758
MainStay Convertible Fund	1,869	8,744	387,673	403,900	1,206,370	172,071	2,180,626
MainStay Flexible Bond Opportunities Fund[2]	792	4,929	252,715	497,386	555,169	81,812	1,392,803
MainStay Global High Income Fund	549	2,811	140,863	186,725	564,385	46,135	941,468
MainStay Government Fund	260	549	29,833	305,788	148,336	16,305	501,071
MainStay High Yield Corporate Bond Fund	8,330	42,501	2,100,897	5,318,589	6,776,770	1,470,295	15,717,382
MainStay Income Builder Fund	355	495	34,058	497,795	231,314	42,484	806,500
MainStay International Equity Fund	467	1,235	57,765	95,948	214,909	33,966	404,289
MainStay Large Cap Growth Fund	19,353	83,591	3,456,003	226,294	3,682,034	1,335,709	8,802,984
MainStay MAP Fund	746	1,733	92,714	291,973	807,443	64,553	1,259,162
MainStay Money Market Fund	12,895	9,432	642,070	9,905	7,068	185,422	866,792
MainStay Tax Free Bond Fund	719	4,438	218,152	474,774	744,220	83,248	1,525,551
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	6,203	28,631	1,177,128	62,380	2,025,984	403,298	3,703,624
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	1	16	926	74	4,733	248	5,997
MainStay 130/30 International Fund	1	2	108	562	434	33	1,140
MainStay Balanced Fund	474	509	32,476	233,848	224,507	23,508	515,323
MainStay Conservative Allocation Fund	326	1,580	106,066	611,312	258,425	33,867	1,011,576
MainStay Epoch Global Choice Fund	40	185	7,690	10,178	70,384	21,152	109,629
MainStay Epoch Global Equity Yield Fund	2,815	13,002	532,598	18,459	579,887	151,222	1,297,982
MainStay Epoch International Small Cap Fund	74	351	15,366	8,174	33,256	23,345	80,565
MainStay Epoch U.S. All Cap Fund	35	133	7,661	20,736	39,046	2,534	70,144
MainStay Epoch U.S. Equity Yield Fund	5	44	2,490	6,578	294,648	20,010	323,776
MainStay Floating Rate Fund	3,318	18,104	836,507	465,728	1,387,744	374,171	3,085,573
MainStay Growth Allocation Fund	215	479	32,418	256,088	107,744	31,433	428,377
MainStay Growth Equity Fund	311	250	19,576	428,710	212,360	17,854	679,062
MainStay High Yield Municipal Bond Fund	1,832	8,853	370,992	78,326	1,020,228	118,855	1,599,086
MainStay ICAP Equity Fund	330	1,205	55,900	31,773	74,188	20,189	183,585
MainStay ICAP Global Fund	21	276	16,280	6,436	28,905	5,255	57,173
MainStay ICAP International Fund	1,028	4,485	189,118	39,798	387,828	106,919	729,176
MainStay ICAP Select Equity Fund	4,055	12,689	558,389	462,526	1,181,457	230,706	2,449,822
MainStay Indexed Bond Fund	807	901	49,309	114,069	91,629	16,121	272,836
MainStay Intermediate Term Bond Fund	424	1,034	57,050	82,642	185,971	16,725	343,846
MainStay Moderate Allocation Fund	361	1,529	104,892	769,852	352,091	37,406	1,266,131
MainStay Moderate Growth Allocation Fund	337	950	65,302	585,963	223,175	25,227	900,954
MainStay Retirement 2010 Fund	71	42	2,859	3,631	5,837	1,060	13,500
MainStay Retirement 2020 Fund	146	72	5,044	19,132	15,289	1,965	41,648
MainStay Retirement 2030 Fund	177	86	5,943	22,454	18,082	2,199	48,942
MainStay Retirement 2040 Fund	130	45	3,105	12,932	8,748	1,160	26,119
MainStay Retirement 2050 Fund	67	16	1,051	5,816	1,871	388	9,209
MainStay S&P 500 Index Fund	1,240	1,154	50,538	82,973	194,878	34,812	365,594
MainStay Short Term Bond Fund	80	603	34,735	42,945	63,687	31,438	173,487
MainStay U.S. Small Cap Fund	270	510	31,092	147,706	206,668	35,995	422,241

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$47	$22	$1,658	$38,581	$3,574	$794	$44,676
MainStay Convertible Fund	157	344	18,968	160,419	177,772	7,137	364,798
MainStay Flexible Bond Opportunities Fund[2]	66	193	10,341	63,744	89,061	3,399	166,804
MainStay Global High Income Fund	68	163	8,769	65,264	91,339	3,330	168,934
MainStay Government Fund	104	110	7,009	104,379	46,494	3,174	161,272
MainStay High Yield Corporate Bond Fund	412	1,244	74,470	676,049	800,994	36,608	1,589,775
MainStay Income Builder Fund	221	213	14,814	259,947	51,667	6,881	333,742
MainStay International Equity Fund	90	81	5,648	91,202	35,627	2,898	135,546
MainStay Large Cap Growth Fund	257	346	20,798	259,856	181,290	9,411	471,957
MainStay MAP Fund	326	340	24,094	397,475	177,476	12,647	612,357
MainStay Money Market Fund	190	504	38,039	-	375	14,729	53,837
MainStay Tax Free Bond Fund	18	109	5,512	28,174	59,645	2,007	95,466
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	148	157	11,772	197,269	83,676	6,343	299,365
MainStay Conservative Allocation Fund	237	249	16,604	220,301	35,205	5,800	278,396
MainStay Epoch U.S. All Cap Fund	28	25	1,752	30,419	6,901	820	39,946
MainStay Floating Rate Fund	56	219	11,055	39,455	90,886	3,512	145,182
MainStay Growth Allocation Fund	402	352	23,315	343,774	50,831	8,490	427,164
MainStay Growth Equity Fund	307	312	22,538	393,592	51,757	10,072	478,578
MainStay ICAP Select Equity Fund	281	263	18,287	313,074	75,840	8,602	416,347
MainStay Intermediate Term Bond Fund	14	64	3,876	27,477	23,737	1,335	56,504
MainStay Moderate Allocation Fund	488	569	37,993	503,428	73,016	13,312	628,806
MainStay Moderate Growth Allocation Fund	665	591	41,144	632,025	42,254	15,159	731,839
MainStay U.S. Small Cap Fund	158	125	8,972	165,666	41,967	4,810	221,698

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$3	$5	$261	$5,357	$7,998	$144	$13,769
MainStay Convertible Fund	327	1,641	74,285	52,974	1,004,819	22,044	1,156,090
MainStay Flexible Bond Opportunities Fund[2]	315	1,833	87,235	85,072	361,620	22,705	558,779
MainStay Global High Income Fund	215	1,126	53,135	38,870	772,182	16,495	882,023
MainStay Government Fund	18	161	10,715	53,671	210,725	4,765	280,055
MainStay High Yield Corporate Bond Fund	1,199	7,236	367,418	833,877	6,002,908	121,930	7,334,568
MainStay Income Builder Fund	25	65	3,776	33,745	80,407	1,475	119,494
MainStay International Equity Fund	53	140	6,782	20,734	151,389	2,466	181,564
MainStay Large Cap Growth Fund	2,195	9,935	413,982	52,078	3,837,174	114,266	4,429,628
MainStay MAP Fund	133	535	28,535	86,578	1,594,270	15,014	1,725,065
MainStay Money Market Fund	59	1,274	94,015	0	22	25,882	121,252
MainStay Tax Free Bond Fund	390	2,021	90,402	53,084	412,021	24,039	581,957
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	1,598	7,340	302,003	7,081	1,328,015	74,128	1,720,165
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	2	9	380	332	3,820	105	4,647
MainStay 130/30 International Fund	0	1	36	520	399	14	969
MainStay Balanced Fund	49	145	8,983	71,522	572,721	5,213	658,633
MainStay Conservative Allocation Fund	92	646	42,970	189,319	108,954	12,569	354,549
MainStay Epoch Global Choice Fund	0	1	68	22	212	19	322
MainStay Epoch Global Equity Yield Fund	400	1,864	77,036	2,364	313,950	18,305	413,919
MainStay Epoch International Small Cap Fund	14	66	2,771	231	17,781	716	21,579
MainStay Epoch U.S. All Cap Fund	8	12	826	5,075	37,374	408	43,703
MainStay Epoch U.S. Equity Yield Fund	2	12	526	939	1,475	127	3,081
MainStay Floating Rate Fund	1,005	5,307	242,026	233,977	1,851,601	66,112	2,400,028
MainStay Growth Allocation Fund	88	170	11,137	75,287	56,062	3,467	146,210
MainStay Growth Equity Fund	18	14	835	14,179	21,706	411	37,163
MainStay High Yield Municipal Bond Fund	511	2,424	101,145	15,213	357,939	23,766	500,997
MainStay ICAP Equity Fund	38	156	7,176	10,741	74,632	2,029	94,772
MainStay ICAP Global Fund	2	12	596	1,179	2,067	158	4,014
MainStay ICAP International Fund	99	452	19,161	13,904	186,562	5,194	225,372
MainStay ICAP Select Equity Fund	347	1,560	67,852	48,438	994,089	20,572	1,132,858
MainStay Intermediate Term Bond Fund	49	346	19,834	43,501	172,091	5,975	241,797
MainStay Moderate Allocation Fund	137	584	37,585	227,552	179,271	11,509	456,638
MainStay Moderate Growth Allocation Fund	145	326	21,541	189,960	82,986	6,823	301,781
MainStay U.S. Small Cap Fund	27	52	3,383	27,796	184,408	2,320	217,987

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 Effective February 28, 2011, the MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay High Yield Corporate Bond Fund	$78	$344	$13,979	$62	$25,125	$3,675	$43,264
MainStay International Equity Fund	376	281	12,906	482	25,099	3,757	42,902
MainStay Large Cap Growth Fund	7,488	29,579	1,230,870	881	809,334	304,996	2,383,148
MainStay MAP Fund	177	430	18,365	2,206	49,911	5,311	76,401
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	811	228	14,682	54,082	6,717	5,801	82,322
MainStay ICAP Equity Fund	57	204	8,147	-	8,800	2,108	19,316
MainStay ICAP International Fund	293	1,024	42,862	-	108,411	11,443	164,033
MainStay ICAP Select Equity Fund	342	377	17,224	1,858	31,368	5,232	56,400
MainStay Retirement 2010 Fund	65	16	1,108	-	710	487	2,386
MainStay Retirement 2020 Fund	70	17	1,204	4	1,470	564	3,329
MainStay Retirement 2030 Fund	89	21	1,467	-	2,848	636	5,060
MainStay Retirement 2040 Fund	112	27	1,821	-	5,455	702	8,117
MainStay Retirement 2050 Fund	71	17	1,123	-	3,723	400	5,334

1  Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2011, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay International Equity Fund	$22	$99	$3,965	$27	$5,580	$958	$10,651
MainStay Large Cap Growth Fund	1,387	5,816	240,672	117	431,827	59,276	739,096
MainStay MAP Fund	18	72	2,963	501	8,781	750	13,085
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5	3	165	726	76	49	1,024
MainStay ICAP Equity Fund	23	98	3,878	914	15,331	995	21,240
MainStay ICAP International Fund	71	317	13,108	307	62,750	3,436	79,989
MainStay ICAP Select Equity Fund	96	261	11,914	188	29,846	3,404	45,707
MainStay Retirement 2010 Fund	7	2	124	0	49	68	249
MainStay Retirement 2020 Fund	11	6	363	0	679	179	1,238
MainStay Retirement 2030 Fund	42	13	934	0	1,350	518	2,857
MainStay Retirement 2040 Fund	37	16	961	0	1,290	466	2,769
MainStay Retirement 2050 Fund	40	9	677	0	8	314	1,049

1  Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by New York Life Investments to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. ("ISS"), the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Indexed Bond Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Money Market Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Small Cap, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, MainStay Income Builder (equity portion) and MainStay U.S. Small Cap Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay Convertible, MainStay Flexible Bond Opportunities, MainStay Global High Income, MainStay Government, MainStay High Yield Corporate Bond, MainStay High Yield Municipal Bond, MainStay High Yield Opportunities, MainStay Income Builder (fixed-income portion and asset allocation), MainStay Intermediate Term Bond, MainStay New York Tax Free Opportunities Fund, MainStay Short Term Bond and MainStay Tax Free Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay 130/30 Core, MainStay 130/30 International, MainStay Balanced (equity portion), MainStay Common Stock, MainStay Growth Equity, MainStay International Equity and MainStay S&P 500 Index Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Madison Square Investors. A summary of Madison Square Investors' proxy voting policies and procedures is provided below.

Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. Madison Square Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MainStay MAP, MainStay ICAP Equity, MainStay ICAP Select Equity, MainStay ICAP Global and MainStay ICAP International Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisors, Markston (MainStay MAP Fund only) and ICAP. Summaries of their proxy voting policies and procedures are provided below.

Markston (a portion of the MainStay MAP Fund only)

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

ICAP

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of ISS to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

• Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

• Vote the securities based upon the recommendation of an independent third party, such as ISS; or

• In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s voting direction.

MainStay Cornerstone Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Cornerstone LLC. The proxy voting policies for Cornerstone LLC are attached as Appendx B.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2011, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Claude Athaide	MainStay Short Term Bond Fund	0	15 Accounts $7,006,857,313	162 Accounts $19,968,966,414	0	2 Accounts $471,565,997	9 Accounts $2,116,180,432
Jakob Bak	MainStay Global High Income Fund	0	15 Accounts $7,006,857,313	162 Accounts $19,968,966,414	0	2 Accounts $471,565,997	9 Accounts $2,116,180,432
Lee Baker	MainStay S&P 500 Index Fund	1 RIC $871,436, 389	0	4 Accounts $1,154,053,794	0	0	0
Emily Baker	MainStay Epoch International Small Cap Fund	0	0	3 Accounts $420,577,119	0	0	0
Eric Citerne	MainStay Epoch International Small Cap Fund	0	2 Accounts $207,527,079	4 Accounts $480,968,277	0	0	0
Mark Campellone	MainStay Floating Rate Fund	1 RIC $557,219,224	0	1 Account $66,466,020	0	0	6 Accounts $1,894,130,959

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
George Cherpelis*	MainStay Indexed Bond Fund, MainStay Balanced Fund	2 RICs $1,147,660,000	0	18 Accounts $10,091,482,673	0	0	0
David E. Clement	MainStay Money Market Fund	1 RIC $888,965,577	0	0	0	0	0
Louis N. Cohen*	MainStay Flexible Bond Opportunities Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund	6 RICs $1,733,295,626	14 Accounts $8,950,474,146	171 Accounts $23,158,806,366	0	2 Accounts $499,499,905	9 Accounts $2,236,777,670
Robert Dial	MainStay Floating Rate Fund	1 RIC $557,219,224	0	1 Account $66,466,020	0	0	6 Accounts $1,894,130,959
Robert DiMella**	MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	2 RICs $1,068,188,788	4 Accounts $665,431,893	26 Accounts $2,812,786,426	0	0	0
David Dowden**	MainStay New York Tax Free Opportunities Fund	2 RICs $1,068,188,788	4 Accounts $665,431,893	26 Accounts $2,812,786,426	0	0	0
Harvey J. Fram*	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay 130/30 Core Fund	3 RICs $1,235,359,311	2 Accounts $235,645,135	28 Accounts $1,998,050,440	0	0	1 Account $30,334,785
Thomas J. Girard*	MainStay Balanced Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund	3 RICs $1,888,626,000	0	18 Accounts $10,091,482,673	0	0	0
Thomas G. Kamp***	MainStay Cornerstone Growth Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	0	[__] Account $[__]	0
Justin H. Kelly	MainStay Large Cap Growth Fund	10 RICs $5,590,000,000	8 Accounts $1,146,000,000	1516 Accounts $8,352,000,000	0	0	5 Accounts $639,000,000
Migene Kim	MainStay Common Stock Fund	2 RICs $1,073,808,297	2 Accounts $292,552,225	31 Accounts $2,219,743,393	0	0	1 Account $29,554,292
Michael Kimble	MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund	9 RICs $2,681,861,818	15 Accounts $7,006,857,313	162 Accounts $19,968,966,414	0	2 Accounts $471,565,997	9 Accounts $2,116,180,432
Harish Kumar	MainStay Growth Equity Fund	1 RIC $406,048,251	0	0	0	0	0
Roger Lob	MainStay MAP Fund	0	1 Account $77,047,769	21 Accounts $289,236,229	0	0	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Loffredo**	MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	2 RICs $1,068,188,788	4 Accounts $665,431,893	26 Accounts $2,812,786,426	0	0	0
Martin J. Mickus	MainStay Growth Equity Fund	1 RIC $406,048,251	0	0	0	0	0
Christopher Mullarkey	MainStay MAP Fund	0	1 Account $77,047,769	13 Accounts $264,037,177	0	0	0
Janet K. Navon*	MainStay U.S. Small Cap Fund	2 RICs $$427,474,364	8 Accounts $720,411,774	7 Accounts $179,581,386	0	0	0
Francis J. Ok	MainStay S&P 500 Index Fund	2 RICs $1,065,133,892	0	4 Accounts $1,154,053,794	0	0	0
Mona Patni	MainStay 130/30 Core Fund	0	2 Accounts $292,552,225	31 Accounts $2,219,743,393	0	0	1 Account $29,554,292
David Pearl*	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay U.S. Small Cap Fund	3 RICs $1,594,960,616	23 Accounts $2,619,753,844	101 Accounts $7,272,954,076	0	1 Account $116,529,137	14 Accounts $1,517,159,952
Michael Petty	MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	2 RICs $1,068,188,788	4 Accounts $665,431,893	26 Accounts $2,812,786,426	0	0	0
J. Matthew Philo*	MainStay High Yield Corporate Bond Fund	1 RIC $2,149,223,682	1 Accounts $143,162,691	40 Accounts $9,220,064,658	0	0	2 Accounts $28,642,293
William Priest*	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	7 RICs $3,451,781,120	36 Accounts $4,282,643,811	154 Accounts $11,626,444,114	0	1 Account $116,529,137	17 Accounts $2,452,024,024
Edward Ramos	MainStay International Equity Fund	1 RIC $404,841,393	0	3 Accounts $726,908,452	0	0	3 Accounts $33,754,831
Steven H. Rich	MainStay Government Fund	1 RIC $386,167,985	15 Accounts $7,006,857,313	162 Accounts $19,968,966,414	0	2 Accounts $471,565,997	9 Accounts $2,116,180,432
Dan Roberts*	MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund	6 RICs $1,733,295,626	14 Accounts $8,950,474,146	171 Accounts $23,158,806,366	0	2 Accounts $499,499,905	9 Accounts $2,236,777,670

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund, MainStay Income Builder Fund	2 RICs $1,291,521,603	8 Accounts $1,096,480,544	4 Accounts $1,632,147,675	0	0	1 Account $677,438,846
Jerrold K. Senser	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	16 RICs $10,305,000,000	14 Accounts $1,896,000,000	125 Accounts $9,794,000,000	0	0	9 Accounts $1,030,000,000
Donald F. Serek*	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $1,147,660,000	0	18 Accounts $10,091,482,673	0	0	0
Edward Silverstein	MainStay Convertible Fund	5 RICs $628,661,842	0	23 Accounts $774,155,853	0	0	2 Accounts $360,956,189
Scott Sprauer**	MainStay New York Tax Free Opportunities Fund	2 RICs $1,068,188,788	4 Accounts $665,431,893	26 Accounts $2,812,786,426	0	0	0
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Retirement Funds	4 RICs $2,288,757,431	0	1 Account $20,800,000	0	0	0
Arthur Torrey	MainStay Floating Rate Fund	1 RIC $557,219,224	0	1 Account $66,466,020	0	0	6 Accounts $1,894,130,959
Andrew Ver Planck	MainStay 130/30 International Fund	0	0	3 Accounts $25,588,044	0	0	2 Accounts $19,909,766
Taylor Wagenseil	MainStay Flexible Bond Opportunities Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund	10 RICs $3,591,204,000	15 Accounts $7,006,857,313	162 Accounts $19,968,966,414	0	2 Accounts $471,565,997	9 Accounts $2,116,180,432
R. Bart Wear	MainStay Large Cap Growth Fund	10 RICs $5,590,000,000	8 Accounts $1,146,000,000	1516 Accounts $8,352,000,000	0	0	5 Accounts $639,000,000
Michael Welhoelter*	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	7 RICs $3,451,781,120	36 Accounts $4,282,643,811	154 Accounts $11,626,444,114	0	1 Account $116,529,137	17 Accounts $2,452,024,024
Thomas R. Wenzel	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	16 RICs $10,305,000,000	14 Accounts $1,896,000,000	125 Accounts $9,794,000,000	0	0	9 Accounts $1,030,000,000
Clark J. Winslow	MainStay Large Cap Growth Fund	10 RICs $5,590,000,000	8 Accounts $1,146,000,000	1516 Accounts $8,352,000,000	0	0	5 Accounts $639,000,000

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jae S. Yoon*	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Retirement Funds	5 RICs $2,813,366,000	0	0	0	0	0

* The information for Ms. Navon and Messrs. Cherpelis, Cohen, Fram, Girard, Pearl, Philo, Priest, Roberts, Serek, Welhoelter and Yoon is provided as of April 30, 2012.

** The information for Messrs. DiMella, Dowden, Loffredo, Petty and Sprauer is provided as of March 31, 2012.

*** The information for Mr. Kamp is provided as of [__], 2012.

Portfolio Manager Compensation Structure

In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments' overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Cornerstone

Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. The portfolio manager for the MainStay Cornerstone Growth Fund is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund’s portfolio. The performance factor depends on how the portfolio manager performs relative to the Fund’s benchmark and the Fund’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee. Epoch's portfolio managers do not receive compensation that is solely based upon the Funds', any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Epoch's portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. The Portfolio Managers are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch and are each entitled to share in dividends and appreciation of the Epoch Holding Corporation's stock.

ICAP

Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields has adopted a long-term incentive plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team's ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers' business. Awards can be made on an annual basis.

Madison Square Investors

Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Markston

The Markston portfolio management team (Roger Lob and Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

Winslow Capital

In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

The following table states, as of December 31, 2011, except as otherwise indicated, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Claude Athaide	MainStay Short Term Bond Fund	$50,001- $100,000
Jakob Bak	None	$0
Lee Baker	MainStay S&P 500 Index Fund MainStay International Equity Fund	$50,001- $100,000 $10,001- $50,000
Emily Baker	MainStay Epoch International Small Cap Fund	$50,001- $100,000
Mark Campellone	None	$0
George Cherpelis*	MainStay ICAP Equity Fund MainStay International Equity Fund	$10,001- $50,000 $1- $10,000

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Eric Citerne	MainStay Epoch International Small Cap Fund	$10,001- $50,000
David E. Clement	None	$0
Louis N. Cohen*	MainStay High Yield Opportunities Fund	$500,001 - $1,000,000
Robert Dial	MainStay Floating Rate Fund MainStay ICAP Equity Fund MainStay Income Builder Fund MainStay International Equity Fund MainStay MAP Fund	$10,001- $50,000 $1- $10,000 $10,001- $50,000 $10,001- $50,000 $10,001- $50,000
Robert DiMella**	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$50,001- $100,000 $50,001- $100,000
David Dowden**	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$1- $10,000 $1- $10,000
Harvey J. Fram*	MainStay S&P 500 Index Fund MainStay MAP Fund MainStay International Equity Fund MainStay U.S. Small Cap Fund MainStay 130/30 Core Fund	$10,001- $50,000 $10,001- $50,000 $50,001- $100,000 $1- $10,000 $10,001- $50,000
Thomas J. Girard*	None	$0
Thomas G. Kamp***	None	$0
Justin H. Kelly	MainStay Large Cap Growth Fund	Over $1,000,000
Migene Kim	MainStay ICAP Equity Fund MainStay S&P 500 Index Fund	$50,001- $100,000 $50,001- $100,000
Michael Kimble	None	$0
Harish Kumar	MainStay ICAP Equity Fund MainStay MAP Fund MainStay Epoch U.S. All Cap Fund MainStay International Equity Fund MainStay Income Builder Fund	$10,001- $50,000 $50,001- $100,000 $10,001- $50,000 $10,001- $50,000 $50,001- $100,000
Roger Lob	MainStay MAP Fund	$100,001- $500,000
John Loffredo**	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund MainStay Epoch Global Equity Yield Fund MainStay High Yield Corporate Bond Fund MainStay MAP Fund	$100,001- $500,000 $100,001- $500,000 $50,001- $100,000 $50,001- $100,000 $1- $10,000
Martin J. Mickus	MainStay International Equity Fund	$10,001- $50,000
Christopher Mullarkey	MainStay MAP Fund	$1- $10,000
Francis J. Ok	MainStay International Equity Fund	$10,001- $50,000
Janet K. Navon*	MainStay Epoch International Small Cap Fund MainStay Epoch Global Equity Yield Fund MainStay Epoch U.S. All Cap Fund	$10,001 - $50,000 $50,001 - $100,000 $50,001 - $100,000
Mona Patni	None	$0
David Pearl*	MainStay Epoch International Small Cap Fund MainStay Epoch U.S. Equity Yield Fund MainStay Epoch Global Equity Yield Fund MainStay Epoch U.S. All Cap Fund MainStay U.S. Small Cap Fund	$10,001 - $50,000 $10,001 - $50,000 $100,001 - $500,000 $10,001 - $50,000 $10,001 - $50,000
Michael Petty**	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001- $50,000 $1- $10,000
J. Matthew Philo*	None	$0
William Priest*	MainStay Epoch Global Equity Yield Fund MainStay Income Builder Fund	$50,001 - $100,000 $10,001 - $50,000
Edward Ramos	MainStay International Equity Fund	$1- $10,000
Steven H. Rich	None	$0
Dan Roberts*	MainStay High Yield Opportunities Fund	$500,001 - $1,000,000
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund	$100,001- $500,000
Jerrold K. Senser	MainStay ICAP International Fund MainStay ICAP Select Equity Fund MainStay ICAP Equity Fund MainStay ICAP Global Fund	Over $1,000,000 Over $1,000,000 $500,001- $1,000,000 Over $1,000,000
Donald F. Serek*	None	$0
Edward Silverstein	MainStay Convertible Fund	$500,001- $1,000,000

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Scott Sprauer**	None	$0
Jonathan Swaney	MainStay International Equity Fund MainStay MAP Fund MainStay U.S. Small Cap Fund	$50,001- $100,000 $50,001- $100,000 $50,001- $100,000
Arthur S. Torrey	None	$0
Andrew Ver Planck	MainStay S&P 500 Index Fund MainStay International Equity Fund MainStay ICAP Equity Fund MainStay U.S. Small Cap Fund	$10,001- $50,000 $10,001- $50,000 $10,001- $50,000 $10,001- $50,000
Taylor Wagenseil	None	$0
R. Bart Wear	MainStay Large Cap Growth Fund	$500,001- $1,000,000
Michael Welhoelter*	MainStay Epoch Global Choice Fund MainStay Epoch International Small Cap Fund MainStay Global Equity Yield Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Thomas R. Wenzel	MainStay ICAP International Fund MainStay ICAP Select Equity Fund MainStay ICAP Equity Fund	$500,001- $1,000,000 $500,001- $1,000,000 $500,001- $1,000,000
Clark J. Winslow	MainStay Large Cap Growth Fund	Over $1,000,000
Jae S. Yoon*	MainStay Conservative Allocation Fund MainStay High Yield Opportunities Fund MainStay High Yield Corporate Bond Fund MainStay Moderate Allocation Fund	$10,001- $50,000 $1- $10,000 $10,001- $50,000 $10,001- $50,000

* The information presented for Ms. Navon and Messrs. Cherpelis, Cohen, Fram, Girard, Pearl, Philo, Priest, Roberts, Serek, Welhoelter and Yoon is provided as of April 30, 2012.

** The information for Messrs. DiMella, Dowden, Loffredo, Petty and Sprauer is provided as of March 31, 2012.

*** The information for Mr. Kamp is provided as of October 3, 2012.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Funds of Funds primarily invest all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker/dealer except the Affiliated Brokers that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2011, 2010 or 2009.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012. Therefore, no brokerage commissions had been paid for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

The MainStay Cornerstone Growth Fund will commence operations on January 11, 2013. Therefore, no brokerage commissions had been paid for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/11	YEAR ENDED 10/31/2010	YEAR ENDED 10/31/2009
MAINSTAY FUNDS
MainStay Common Stock Fund	$283,196	$249,859	$212,977
MainStay Convertible Fund	266,752	144,362	182,408
MainStay Flexible Bond Opportunities Fund	7,896	10,065	1,960
MainStay Global High Income Fund	1,350	2,960	30
MainStay Government Fund	0	1,018	759
MainStay High Yield Corporate Bond Fund	15,892	27,324	61,441
MainStay Income Builder Fund	256,618	434,714	421,083
MainStay International Equity Fund	822,189	833,771	1,431,665
MainStay Large Cap Growth Fund	8,440,985	7,718,890	4,358,464
MainStay MAP Fund	1,140,083	934,339	1,123,561
MainStay Tax Free Bond Fund	7,550	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	35,255	18,574	6,000
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	624,690	315,453	202,175
MainStay 130/30 International Fund	420,239	131,559	122,851
MainStay Balanced Fund	698,914	217,249	277,021
MainStay Epoch Global Choice Fund	182,465	235,339	N/A
MainStay Epoch Global Equity Yield Fund	560,422	388,938	N/A
MainStay Epoch International Small Cap Fund	540,995	343,666	N/A
MainStay Epoch U.S. All Cap Fund	446,656	443,924	323,145
MainStay Epoch U.S. Equity Yield Fund	161,157	202,293	N/A
MainStay Floating Rate Fund	53	3,023	0
MainStay Growth Equity Fund	810,984	841,914	62,351
MainStay High Yield Municipal Bond Fund[1]	7,732	7,647	0
MainStay ICAP Equity Fund	668,874	678,972	1,112,337
MainStay ICAP Global Fund	70,502	62,146	67,584
MainStay ICAP International Fund	1,526,813	1,414,584	1,177,675
MainStay ICAP Select Equity Fund	3,068,858	2,002,688	2,503,429
MainStay Intermediate Term Bond Fund	5,812	2,243	363
MainStay Retirement 2010 Fund	6,344	0	5,737
MainStay Retirement 2020 Fund	10,695	0	7,629
MainStay Retirement 2030 Fund	13,351	0	9,185
MainStay Retirement 2040 Fund	8,423	0	5,106
MainStay Retirement 2050 Fund	5,354	0	1,743
MainStay S&P 500 Index Fund	54,262	141,950	114,074
MainStay U.S. Small Cap Fund	474,858	499,140	1,153,363

1 The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2011 and the dollar amount of the transactions involved. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services. The following table sets forth the value, as of October 31, 2011, of the shares issued by a regular broker/dealer and held by the Funds:

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS MainStay Common Stock Fund
	$ 82,525,360	$ 82,520
MainStay Convertible Fund	264,695	43,409
MainStay Flexible Bond Opportunities Fund	5,646	0
MainStay High Yield Corporate Bond Fund	15,892	0
MainStay Income Builder Fund	179,724,524	192,418
MainStay International Equity Fund	8,454,325[1]	57,393[2]
MainStay Large Cap Growth Fund	697,611,202	533,889
MainStay MAP Fund	1,824,305,539	118,762
ECLIPSE FUNDS INC. MainStay High Yield Opportunities Fund	33,875	1,000
MAINSTAY FUNDS TRUST MainStay 130/30 Core Fund
	180,951,693	180,954
MainStay 130/30 International Fund	95,871,628	95,855
MainStay Balanced Fund	184,724,662	184,768
MainStay Epoch U.S. All Cap Fund	485,481,673	376,934
MainStay Growth Equity Fund	279,119,177	232,901
MainStay High Yield Municipal Bond Fund	6,732	0
MainStay ICAP Equity Fund	1,186,507,540	54,937
MainStay ICAP Global Fund	92,443,952	3,026
MainStay ICAP International Fund	1,475,853,576	6,000
MainStay ICAP Select Equity Fund	5,303,323,748	309,012
MainStay U.S. Small Cap Fund	302,754,736	383,606

1  From 11/1/10 to 6/30/11, MacKay Shields the Fund’s previous subadvisor had transactions totaling $459,250 where commissions were paid to brokers that provided research services. From 7/1/11 to 10/31/11, Madison Square Investors the Fund’s current subadvisor had transactions totaling $7,995,075 where commissions were paid to brokers that provided research services.

2   From 11/1/10 to 6/30/11, the period MacKay Shields subadvised the Fund, $45,394 in total brokerage commissions were paid to Brokers that provided research. From 7/1/11 to 10/31/11, the period Madison Square Investors subadvised the Fund, $11,999 in total brokerage commissions were paid to Brokers that provided research.

As of October 31, 2011, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Common Stock Fund	Wells Fargo Advisors, LLC	$2,408,801
	JP Morgan Chase & Co.	2,322,281
	State Street Bank and Trust Company	934,100
	Citigroup, Inc.	524,299
	Charles Schwab & Co., Inc.	428,867
	Bank of America	350,871
	State Street Bank and Trust Company	130,507
MainStay Convertible Fund	JP Morgan Chase & Co.	$29,218,881
	State Street Bank and Trust Company	25,222,581
	Citigroup, Inc.	14,512,608
	Bank of America	9,683,085
	Morgan Stanley & Co., Inc.	613,872
MainStay Flexible Bond Opportunities Fund	State Street Bank and Trust Company	$9,940,254
	Bank of America	4,289,415
	JP Morgan Chase & Co.	2,858,432
	Citigroup, Inc.	2,134,674
	Barclays Bank PLC	1,849,639
	Morgan Stanley & Co., Inc.	1,533,067
	Wells Fargo Advisors, LLC	844,920
	Bank of America	668,536
	Merrill Lynch, Pierce, Fenner & Smith	541,467
	Citigroup, Inc.	483,148

FUND	BROKER/DEALER	MARKET VALUE
	Goldman Sachs Group	408,928
	Deutsche Bank Securities, Inc.	304,947
	Wells Fargo Advisors, LLC	235,021
MainStay Global High Income Fund	State Street Bank and Trust Company	$14,840,457
MainStay Government Fund	State Street Bank and Trust Company	$19,067,462
	Citigroup, Inc.	3,160,392
	JP Morgan Chase & Co.	1,301,807
	Merrill Lynch, Pierce, Fenner & Smith	1,006,536
	Goldman Sachs Group	801,802
	Bank of America	113,610
MainStay High Yield Corporate Bond Fund	State Street Bank and Trust Company	$384,835,319
MainStay Income Builder Fund	State Street Bank and Trust Company	$44,821,897
	Bank of America	4,060,558
	Citigroup, Inc.	3,772,645
	Merrill Lynch, Pierce, Fenner & Smith	3,141,518
	JP Morgan Chase & Co.	2,953,168
	Goldman Sachs Group	2,768,971
	Citigroup, Inc.	2,549,718
	Wells Fargo Advisors, LLC	1,901,070
	UBS Securities	1,602,125
	Wells Fargo Advisors, LLC	1,284,000
	Morgan Stanley & Co., Inc.	1,061,176
	Wachovia Bank	472,871
MainStay International Equity Fund	Deutsche Bank Securities, Inc.	$3,162,743
	State Street Bank and Trust Company	2,122,708
MainStay Large Cap Growth Fund	State Street Bank and Trust Company	$397,789,111
	JP Morgan Chase & Co.	113,018,664
MainStay MAP Fund	JP Morgan Chase & Co.	$43,591,890
	State Street Bank and Trust Company	39,643,615
	Wells Fargo Advisors, LLC	33,771,716
	State Street Bank and Trust Company	13,469,419
	Goldman Sachs Group	5,474,104
	Bank of America	2,623,089
	Deutsche Bank Securities, Inc.	2,518,741
	Citigroup, Inc.	1,202,947
MainStay Money Market Fund	Bank of America	$13,741,000
	Deutsche Bank Securities, Inc.	13,740,000
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	State Street Bank and Trust Company	$18,174,973
	Citigroup, Inc.	3,350,606
	JP Morgan Chase & Co.	3,030,343
	Bank of America	1,824,336
	Citigroup, Inc.	1,601,160
	Goldman Sachs Group	676,181
MAINSTAY FUNDS TRUST
MainStay 130/30 Core Fund	Wells Fargo Advisors, LLC	$5,672,424
	JP Morgan Chase & Co.	5,376,468
	State Street Bank and Trust Company	2,044,380
	Citigroup, Inc.	1,935,835
	Charles Schwab & Co., Inc.	1,634,652
	Bank of America	1,449,490
	State Street Bank and Trust Company	135,418
MainStay 130/30 International Fund	HSBC Securities Inc.	$2,428,934
	Barclays Bank PLC	1,555,065
	BNP Paribas	568,205
	Deutsche Bank Securities, Inc.	475,625
	State Street Bank and Trust Company	145,675
MainStay Balanced Fund	HSBC Securities Inc.	$1,967,853
	State Street Bank and Trust Company	1,622,264
	Bank of America	1,522,457
	JP Morgan Chase & Co.	1,421,336
	Morgan Stanley & Co., Inc.	1,168,756
	Goldman Sachs Group	1,160,025
	UBS Securities	1,145,949
	Bank of America	1,089,365
	Deutsche Bank Securities, Inc.	1,035,627

FUND	BROKER/DEALER	MARKET VALUE
	JP Morgan Chase & Co.	924,759
	Morgan Stanley & Co., Inc.	839,310
	Goldman Sachs Group	689,374
	State Street Bank and Trust Company	72,421
MainStay Epoch Global Choice Fund	State Street Bank and Trust Company	$1,474,139
MainStay Epoch Global Equity Yield Fund	State Street Bank and Trust Company	$66,155,889
MainStay Epoch International Small Cap Fund	State Street Bank and Trust Company	$14,170,290
MainStay Epoch U.S. All Cap Fund	State Street Bank and Trust Company	$27,227,784
MainStay Epoch U.S. Equity Yield Fund	State Street Bank and Trust Company	$12,213,725
MainStay Floating Rate Fund	State Street Bank and Trust Company	$792,152
MainStay Growth Equity Fund	Citigroup, Inc.	$1,771,694
	State Street Bank and Trust Company	59,957
MainStay ICAP Equity Fund	JP Morgan Chase & Co.	$32,257,280
	State Street Bank and Trust Company	25,859,408
	Wells Fargo Advisors, LLC	21,460,113
MainStay ICAP International Fund	State Street Bank and Trust Company	$14,385,154
	Deutsche Bank Securities, Inc.	12,414,384
MainStay ICAP Select Equity Fund	JP Morgan Chase & Co.	$172,506,928
	Wells Fargo Advisors, LLC	117,374,321
	State Street Bank and Trust Company	113,775,507
MainStay ICAP Global Fund	JP Morgan Chase & Co.	$1,197,482
	Wells Fargo Advisors, LLC	817,460
	State Street Bank and Trust Company	784,683
MainStay Indexed Bond Fund	Morgan Stanley & Co., Inc.	$4,661,962
	JP Morgan Chase & Co.	4,090,057
	Bank of America	3,370,928
	Citigroup, Inc.	2,438,868
	Goldman Sachs Group	2,327,194
	HSBC Securities Inc.	1,925,166
	Credit Suisse First Boston	1,453,509
	Wachovia Bank	1,061,252
	Merrill Lynch, Pierce, Fenner & Smith	501,872
	UBS Securities	468,681
	Barclays Bank PLC	431,840
	Wells Fargo Advisors, LLC	426,252
	Deutsche Bank Securities, Inc.	368,580
	BNP Paribas	240,491
	State Street Bank and Trust Company	110,624
MainStay Intermediate Term Bond Fund	State Street Bank and Trust Company	$61,839,254
	JP Morgan Chase & Co.	10,917,699
	Goldman Sachs Group	10,779,184
	Morgan Stanley & Co., Inc.	8,084,757
	Citigroup, Inc.	7,174,734
	Bank of America	4,142,585
	Merrill Lynch, Pierce, Fenner & Smith	2,224,593
	UBS Securities	2,016,155
	Wachovia Bank	1,053,016
MainStay S&P 500 Index Fund	Wells Fargo Advisors, LLC	$14,981,913
	JP Morgan Chase & Co.	14,842,311
	Citigroup, Inc.	10,095,216
	Bank of America	7,580,795
	Goldman Sachs Group	6,067,974
	Morgan Stanley & Co., Inc.	2,868,193
	State Street Bank and Trust Company	2,229,689
	Charles Schwab & Co., Inc.	1,449,261
	State Street Bank and Trust Company	66,920
MainStay Short Term Bond Fund	State Street Bank and Trust Company	$2,607,598
	Morgan Stanley & Co., Inc.	1,746,533
	JP Morgan Chase & Co.	1,286,677
	UBS Securities	941,544
	Bank of America	925,810
	Wells Fargo Advisors, LLC	837,396
	Wachovia Bank	333,306
MainStay U.S. Small Cap Fund	State Street Bank and Trust Company	$19,491,449

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those Funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

6. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

7. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the MainStay Group of Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the Money Market Funds), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Funds will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH or wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:00 am and 6:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 6:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Investor Class Shares and Class A Shares

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Flexible Bond Opportunities Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Municipal Bond Fund, MainStay High Yield Opportunities Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund, and MainStay Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share, 4.72% in the case of the MainStay Intermediate Term Bond Fund). Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2011. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2011 Per Share Sales Charge - 4.50% of offering price (4.79% of NAV per share) Class A Per Share Offering Price to the Public	$5.84 $0.28 $6.12

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay 130/30 Funds, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Growth Equity Fund, MainStay High Yield Opportunities Fund and the MainStay U.S. Small Cap Fund will be 5.50% of the offering price per share (5.81% of NAV per share in the case of the Funds of the MainStay Funds, and 5.83% of NAV per share in the case of Funds of Eclipse Funds Inc. and MainStay Funds Trust).

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Equity Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Growth Equity Fund on October 31, 2011. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2011 Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share) Class A Per Share Offering Price to the Public	$11.18 $ 0.65 $11.83

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the MainStay S&P 500 Index Fund on October 31, 2011. The offering price of shares of the MainStay Indexed Bond Fund and MainStay Short Term Bond Fund can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2011 Per Share Sales Charge – 3.00% of offering price (3.10% of NAV per share) Class A Per Share Offering Price to the Public	$28.99 $ 0.90 $29.89

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Asset Allocation Funds and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Growth Allocation Fund on October 31, 2011. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2011 Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share) Class A Per Share Offering Price to the Public	$10.50 $ 0.61 $11.11
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of Epoch, ICAP, MacKay Shields, Madison Square Investors, Markston, McMorgan & Company LLC and Winslow Capital; respectively. Also, any employee or registered representative of an authorized financial intermediary firm (and immediate family members) and any employee of BFDS that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Investor Class shares or Class A shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of the Eclipse Trust or certain series of MainStay Funds Trust, as of December 31, 2003 and who are invested directly with and have maintained their account with the Fund;

(ii) who owned Class P shares of the Epoch Funds as of the closing date of the Reorganization and who are invested directly with and have maintained their account with the Fund;

(iii) who invest through certain group retirement or other benefit plans (other than IRA plans) that invest directly with the Funds or through a financial intermediary or service provider that has a contractual arrangement with the Distributor or an affiliate, that meet certain criteria, including:

• 50 or more participants; or

• an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

• holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

(iv) who invest through 529 Plans; or

(v) who purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Class A shares at NAV.

The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares. Investor Class shares of the Funds also may be purchased at NAV, without payment of any sales charge by shareholders that purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Investor Class shares at NAV. Sales and/or servicing agreements with third parties also have been established on behalf of other classes of shares. The Funds, the Distributor, the Transfer Agent or affiliates may pay fees to such financial intermediary firms in connection with these arrangements on behalf of Class A, B and/or C shares.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by:

(i) Existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors; and

(iv) existing Board Members.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

Although an investor will not pay a front-end sales charge on Class I share, or on Investor Class share or Class A share investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Investor Class and Class A Shares

In order to recover commissions paid to financial intermediary firms on qualified investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund), a CDSC of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a CDSC.

Investor Class and Class A shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The CDSC on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. Please see "Exchange Privileges" below for additional information on CDSC.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining the rate of any applicable CDSC, it will be assumed that a shareholder Is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The CDSC will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59½, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of certain series of MainStay Funds Trust which were formerly series of Eclipse Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The CDSC on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

Purchases and Redemptions – Additional Information

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Suspension of Redemptions

Under current federal rules, a Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund's Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer I.D. number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Investor Class, Class A and Class B shares may be subject to automatic conversions between share classes as described in the Prospectuses.

If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Investor Class shares or Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of any of the Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(K) for Corporations and Self-Employed Individuals

Shares of a Fund, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund, except the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2012, an individual who has not attained age 70½ may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2012, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined

MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1,000 for 2012.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $58,000 and phased out at $68,000 (for 2012). The deduction threshold level if you are married and file a joint tax return is $92,000 and phased out at $112,000 (for 2012), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2012). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $173,000 and phased out at $183,000 (for 2012).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2012, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $110,000 and $125,000 ($173,000 - $183,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund intends to elect and qualify annually to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses incurred in another Underlying Fund in the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses

(adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual tax rate on income from qualified dividends and long-term capital gains is currently 15%. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2012 in the absence of further congressional action. After 2012, the long-term capital gains rate is currently scheduled to increase to 20% and qualified dividends are currently scheduled to be taxed at ordinary income tax rates. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends. Since many of the stocks in which the Funds or Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund (other than the Money Market Funds) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

Character of Distributions to Shareholders — The MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by corporations.

Although a significant portion of the distributions by the Funds generally is expected to be exempt from federal taxes, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2011, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000'S)
MainStay 130/30 International Equity Fund	2016	$2,491
	2017	28,872
MainStay Balanced Fund	2017	43,972
MainStay Common Stock Fund	2017	92,897
MainStay Epoch Global Choice Fund	2017	5,539
	2018	5,032
MainStay Epoch Global Equity Yield Fund	2016	41,384
	2017	74,227
MainStay Epoch International Small Cap Fund	2016	17,420
	2017	66,764
MainStay Flexible Bond Opportunities Fund	2016	1,790
	2017	2,671
MainStay Floating Rate Fund	2012	229
	2013	3,166
	2014	1,436
	2015	14,042
	2016	30,853
	2017	7,484
	2018	2,022
	2019	3,796
MainStay Growth Allocation Fund	2017	13,675
	2018	10,087
MainStay Growth Equity Fund	2016	45,764
MainStay High Yield Corporate Bond Fund	2014	34,845
	2016	84,576
	2017	268,624
MainStay High Yield Municipal Bond Fund	2019	1,247
MainStay ICAP Equity Fund	2017	182,271
MainStay ICAP Global Fund	2016	1,725
	2017	9,136
MainStay ICAP International Fund	2016	67,705
	2017	146,267
MainStay ICAP Select Equity Fund	2016	171,487
	2017	424,560
MainStay Income Builder Fund	2015	8,884
	2016	22,045
	2017	29,408
MainStay International Equity Fund	2016	29,857
	2017	53,694
	2019	35,593
MainStay Large Cap Growth Fund	2016	16,533
MainStay MAP Fund	2015	10,640
	2017	138,394
MainStay Moderate Allocation Fund	2017	7,152
	2018	5,003
MainStay Moderate Growth Allocation Fund	2017	20,803
	2018	8,383
MainStay S&P 500 Index Fund	2013	5,221
	2014	51,930
	2016	39,050
	2018	21,699

FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000'S)
	2019	1,615
MainStay Tax Free Bond Fund	2012	478
	2016	1,647
	2017	12,322
	2019	2,136
MainStay U.S. Small Cap Fund	2015	30,052
	2016	159,543
	2017	47,653

The following Funds utilized capital loss carryforwards during the year ended October 31, 2011:

MainStay 130/30 Core Fund	$14,138
MainStay 130/30 International Equity Fund	3,388
MainStay Balanced Fund	77,141
MainStay Common Stock Fund	29,190
MainStay Conservative Allocation Fund	12,296
MainStay Convertible Fund	242
MainStay Epoch Global Choice Fund	2,801
MainStay Epoch Global Equity Yield Fund	26,288
MainStay Epoch International Small Cap Fund	23,675
MainStay Epoch U.S. All Cap Fund	4,614
MainStay Flexible Bond Opportunities Fund	3,515
MainStay Growth Allocation Fund	8,134
MainStay Growth Equity Fund	52,567
MainStay High Yield Corporate Bond Fund	184,218
MainStay ICAP Equity Fund	45,481
MainStay ICAP Global Fund	899
MainStay ICAP International Fund	12,023
MainStay ICAP Select Equity Fund	82,379
MainStay Income Builder Fund	30,662
MainStay Large Cap Growth Fund	138,112
MainStay MAP Fund	46,991
MainStay Moderate Allocation Fund	17,981
MainStay Moderate Growth Allocation Fund	13,131
MainStay U.S. Small Cap Fund	30,321

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2011.

MainStay High Yield Corporate Bond Fund	$121,816
MainStay Tax Free Bond Fund	3,146

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Taxation of Options, Futures Contracts, and Similar Instruments

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by each Fund to treat certain forwards, futures and options as capital gain or loss.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

Regarding the MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from federal income tax, will be taxable income to the Funds.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (generally with the exception of the MainStay 130/30 International Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Equity Fund and MainStay International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay 130/30 International Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Equity Fund and MainStay International Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified by January 31 whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Funds), except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In February of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28% (scheduled to increase to 31% after 2012), in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and/or the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2010) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

OTHER INFORMATION

Organization and Capitalization

Eclipse Funds Inc.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), incorporated as a Maryland corporation on September 21, 1990.

The authorized capital stock of Eclipse Funds Inc. consists of 30.8 billion shares of common stock, with a par value of $0.01 per share. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable subject to any limitations set forth in the MainStay High Yield Opportunities Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2007:

• MainStay Retirement Funds and the MainStay 130/30 Funds commenced operations on June 29, 2007;

• MainStay All Cap Value Fund merged into MainStay ICAP Equity Fund of ICAP Funds, Inc. on July 26, 2007;

• MainStay Large Cap Opportunity Fund was closed to new purchases on September 28, 2008 and liquidated on October 30, 2008;

• MainStay All Cap Growth changed its name to MainStay Epoch U.S. All Cap Fund effective October 16, 2009;

• MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund effective February 26, 2010; and

• Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust.

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since inception:

• MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Epoch U.S. Equity Fund commenced operations on November 18, 2009;

• Effective January 1, 2010, the fiscal year end changed from December 31 to October 31;

• Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. or Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust;

• MainStay High Yield Municipal Bond Fund commenced operations on March 30, 2010;

• MainStay 130/30 Growth Fund was closed to new purchases on July 5, 2011 and liquidated on September 30, 2011;

• MainStay Cash Reserves Fund was closed to new purchases on October 14, 2011 and liquidated on March 30, 2012;

• MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012;

• Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, former series of Eclipse Funds, merged into corresponding “shell” series of MainStay Funds Trust; and

• Effective September 17, 2012, MainStay Epoch U.S. Equity Fund changed its name to MainStay Epoch U.S. Equity Yield Fund.

The Epoch Funds were series of a different registered investment company for which Epoch served as investment adviser. On October 30, 2009, the shareholders of the Epoch Funds at a special meeting approved the following:

• Epoch U.S. Large Cap Equity Fund merging into MainStay Epoch U.S. Equity Fund;

• Epoch U.S. All Cap Equity Fund merging into MainStay Epoch Global Choice Fund;

• Epoch Global Equity Shareholder Yield Fund merging into MainStay Epoch Global Equity Yield Fund; and

• Epoch International Small Cap Fund merging into MainStay Epoch International Small Cap Fund.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2007:

• MainStay Principal Preservation Fund and MainStay Institutional Bond Fund each commenced operations on November 28, 2007;

• MainStay Total Return Fund changed its name to the MainStay Income Builder Fund effective as of the close of business October 16, 2009;

• MainStay Small Cap Value Fund merged into MainStay Small Cap Opportunity, a series of Eclipse Funds, effective February 13, 2009;

• MainStay Institutional Bond Fund merged into MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc., effective October 16, 2009;

• MainStay Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 12, 2009;

• MainStay Mid Cap Growth Fund merged into MainStay Large Cap Growth Fund, effective as of the close of business November 12, 2009;

• MainStay Mid Cap Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 24, 2009;

• MainStay Small Cap Growth Fund merged into MainStay Small Company Value Fund, a series of Eclipse Funds, effective as of the close of business November 24, 2009;

• MainStay Capital Appreciation Fund merged into MainStay Growth Equity Fund, a series of Eclipse Funds Inc., effective as of the close of business November 24, 2009;

• MainStay Diversified Income Fund changed its name to the MainStay Flexible Bond Opportunities Fund effective February 28, 2011;

• MainStay Large Cap Growth Fund closed to new investors effective after the close of business on January 13, 2012; and

• MainStay Principal Preservation Fund closed to new investors effective May 15, 2012 and liquidated on September 28, 2012.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Investor Class, Sweep Class, Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Board Members. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the MainStay Group of Funds. KPMG examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with BFDS located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Funds is responsible. In addition, the Funds or MainStay Funds may contract with other service organizations, including affiliates of MainStay Funds and broker/dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Funds.

NYLIM Service Company has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

NYLIM Service Company fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of [October 15, 2012] of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of [October 15, 2012] of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

[TO FOLLOW]

APPENDIX A

ECONOMIC AND OTHER FINANCIAL CONDITIONS IN NEW YORK

 The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. This summary is based primarily upon the most recent publicly available offering statement related to the debt offering of New York City dated February 14, 2012, and the Update to the Annual Information Statement for the State of New York dated February 8, 2012. Where appropriate, other publicly available information was used to supplement these sources. This summary does not reflect recent developments since the dates of these documents. The Fund has not independently verified this information.

 The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

 General. The City, with a population of approximately 8,175,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

 For each of the 1981 through 2011 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”).

 The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by New York State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

 The City’s current financial plan projects budget balance in the 2012 and 2013 fiscal years in accordance with GAAP except for the application of GASB 49 and budget gaps for each of the 2014 through 2016 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

 The Mayor is responsible for preparing the City’s financial plan (which relates to the City and certain entities that receive funds from the City), including the financial plan for the 2012 through 2015 fiscal years submitted to the Control Board on June 29, 2011 (the “June Financial Plan”), and Modification No. 12-2 to the June Financial Plan, submitted to the Control Board on February 2, 2012 which, among other things, contains the Mayor’s preliminary budget for the 2013 fiscal year and extends the Financial Plan to include the 2016 fiscal year (as so modified, the “2012-2016 Financial Plan” or the “Financial Plan”).

 Implementation of the Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

 Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation (HHC) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets.

1

 2011 Fiscal year. For the 2011 fiscal year, the City’s General Fund had a total surplus of $3.747 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49, after discretionary and other transfers. The 2011 fiscal year is the thirty-first consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

 2012-2016 Financial Plan. The City’s expense and capital budgets for the 2012 fiscal year were adopted on June 29, 2011. The June Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2012 fiscal year, projected revenues and expenses for the 2012 fiscal year balanced in accordance with GAAP, except for the application of GASB 49. The June Financial Plan projected gaps of $4.6 billion, $4.8 billion and $4.9 billion in fiscal years 2013 through 2015, respectively.

 On February 2, 2012, the Mayor released his preliminary budget for the 2013 fiscal year and the City submitted to the Control Board the Financial Plan for the 2012 through 2016 fiscal years. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plan submitted to the Control Board on November 18, 2011 (the “November Financial Plan”). The Financial Plan projects revenues and expenses for the 2012 and 2013 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $3.0 billion, $3.5 billion and $3.4 billion in fiscal years 2014 through 2016, respectively, after the implementation of a gap-closing program described below.

 The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $136 million, $335 million, $317 million and $511 million in fiscal years 2012 through 2015, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $186 million, $165 million, $344 million and $576 million in fiscal years 2012 through 2015, respectively; (ii) decreases in personal income tax revenues of $192 million, $72 million, $164 million and $190 million in fiscal years 2012 through 2015, respectively; (iii) decreases in business tax revenues of $191 million, $132 million, $192 million and $231 million in fiscal years 2012 through 2015, respectively; (iv) increases in real property transfer and mortgage recording tax revenues of $101 million, $172 million, $219 million and $211 million in fiscal years 2012 through 2015, respectively; (v) increases in sales tax revenues of $70 million, $82 million, $81 million and $74 million in fiscal years 2012 through 2015, respectively; (vi) decrease in State School Tax Relief Program aid of $1 million in fiscal year 2012; (vii) increases in tax audit revenues of $30 million in each of fiscal years 2012 through 2015; (viii) increases in hotel tax revenues of $78 million in fiscal year 2012 and $93 million in each of fiscal years 2013 through 2015; (ix) increases in all other taxes of $33 million, $22 million, $14 million and $19 million in fiscal years 2012 through 2015, respectively; and (x) a net increase in all other revenues of $22 million in fiscal year 2012, and net decreases in all other revenues of $25 million, $108 million and $71 million in fiscal years 2013 through 2015, respectively.

 The Financial Plan also reflects, since the June Financial Plan, decreases in projected net expenditures of $696 million, $981 million, $861 million and $268 million in fiscal years 2012 through 2015, respectively. Changes in projected expenditures include: (i) decreases of $1 billion in each of fiscal years 2013 and 2014 as a result of drawing down the Retiree Health Benefit Trust Fund in each of those years; (ii) decreases in debt service of $81 million, $99 million, $64 million and $42 million in fiscal years 2012 through 2015, respectively, primarily as a result of lower interest rates; (iii) a reduction in reserve for claims from past periods of $500 million in fiscal year 2012; (iv) a reduction in the general reserve of $200 million in fiscal year 2012; (v) decreases in employer health insurance costs of $2 million, $42 million, $46 million and $51 million in fiscal years 2012 through 2015, respectively; (vi) net increases in other expenses of $512 million, $585 million, $619 million and $555 million in fiscal years 2012 through 2015, respectively; and (vii) increases in pension costs of $131 million and $172 million in fiscal years 2014 and 2015, respectively, as a result of a delay in proposed pension reforms from assumptions a year ago offset by the Governor’s proposed pension reforms, the enactment of which require State legislation. Changes in projected expenditures also include decreases of $425 million, $425 million, $501 million and $902 million in fiscal years 2012 through 2015, respectively, reflecting proposed changes in pension assumptions and methods of the City Actuary including a reduction in the interest rate assumption from eight percent (gross of expenses) to seven percent (net of expenses), a change in funding methodology to an alternative but commonly-used method, a market value restart and other changes in assumptions. Certain components of the Actuary’s draft proposals require State legislation.

 In addition, the Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2012, to achieve budget balance in fiscal year 2013, and to reduce previously projected gaps for each of fiscal years 2014 and 2015. The gap-closing actions include: (i) agency programs reflecting reduced agency expenditures or increased revenues totaling $465 million, $1.019 billion, $626 million and $627 million in fiscal years 2012 through 2015, respectively; and (ii) taxi medallion sales reflecting an increase of $1 billion in projected revenues in fiscal year 2013. The number of taxi medallions that may be sold is subject to State administrative approval.

 The Financial Plan includes a Reserve for Collective Bargaining containing funding for unsettled non-uniformed employees for the 2006-2008 round of bargaining. The Financial Plan contains funding for settled employees in the 2008-2010 round of collective bargaining, but does not contain funding for unsettled employees, including the United Federation of Teachers (“UFT”). Each 1% increase for UFT employees would cost approximately $100 million annually. The Financial Plan does not include funding for wage increases for any employees in the first three years following the 2008-2010 round of collective bargaining, but does provide for 1.25% increases per year for all employees commencing three years after the 2008-2010 round of collective bargaining. Each 1% increase for all City employees costs approximately $300 million annually.

 The Financial Plan also reflects, since the June Financial Plan, an increase in the provision for prepayment of future expenses in fiscal year 2013, as a result of decreased expenditures or increased revenues, resulting in the net additional benefit of $1.3 billion in fiscal year 2013.

2

 Job Growth. Private sector jobs in the City declined by 140,000, or 4.3%, from a peak in August 2008 to a low in August 2009. From September 2009 through December 2011, private sector jobs in the City increased by 90,000, or 65% of private sector jobs lost. Recent information on job trends at the City level suggests continued modest growth; however, volatility over the past year has caused some uncertainty in the outlook for continued growth.

 Real Estate Tax. The real estate tax, the single largest source of the City’s revenues, is the primary source of funds for the City’s General Debt Service Fund. The City expects to derive approximately 42.2% of its total tax revenues and 26.4% of its total revenues for the 2012 fiscal year from the real estate tax. The average real estate tax rate for fiscal year 2012 was maintained at $12.28 per $100 of assessed value. City real estate tax revenues may be reduced in future fiscal years as a result of tax refund claims asserting overvaluation, inequality of assessment and illegality.

 Other taxes. The City expects to derive 57.8% of its total tax revenues for the 2012 fiscal year from a variety of taxes other than the real estate tax. Revenues from taxes other than the real estate tax in the 2011 fiscal year increased by $2.432 billion, an increase of approximately 1.2% from the 2010 fiscal year.

 Intergovernmental assistance. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions, including the possible inability of Congress to approve an increase in the federal debt limit, could have adverse effects on the City’s cash flow or revenues.

The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. Federal funds for education, primarily provided through the American Recovery and Reinvestment Act (“ARRA”) of $98 million, $96 million and $76 million are reflected in fiscal years 2012 through 2014, respectively. In addition, the Financial Plan assumes increased federal Medicaid participation of $124 million and $32 million in fiscal years 2012 and 2013, respectively. As of December 31, 2011, approximately 13.9% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The amounts of such disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no disallowances in fiscal years 2009 and 2010. The amount of such disallowance was $112 million in fiscal year 2011. As of June 30, 2011, the City had an accumulated reserve of $1.2 billion for all disallowances of categorical aid.

 Capital Expenditures. The City makes substantial capital expenditures to reconstruct, rehabilitate and expand the City’s infrastructure and physical assets, including City mass transit facilities, water and sewer facilities, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. The City’s capital expenditures, including expenditures funded by State and federal grants, totaled $46.2 billion during the 2007 through 2011 fiscal years. City-funded expenditures, which totaled $37.0 billion during the 2007 through 2011 fiscal years, have been financed through the issuance of bonds by the City, the TFA and the Water Authority.

 Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 255,416 as of June 30, 2012 to an estimated level of 250,088 by June 30, 2016. Other fringe benefits include $1.937 billion, $2.109 billion, $2.310 billion, $2.506 billion and $2.731 billion in fiscal years 2012 through 2016, respectively, for other post-employment benefit expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. The Retiree Health Benefits Trust reflects lowered expense of $672 million in fiscal year 2012 and $1 billion in each of fiscal years 2013 and 2014, as a result of drawing down the Retiree Health Benefits Trust Fund in those years.

Other Than Personal Service Costs (OTPS)

 Administrative Other Than Personal Service Costs (OTPS) and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2012 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2013 through 2016. Energy costs for each of the 2012 through 2016 fiscal years are assumed to increase annually, with total energy expenditures projected at $1.07 billion in fiscal year 2012 and increasing to $1.24 billion by fiscal year 2016.

Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 361,000 per month in the 2012 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $554 million in fiscal year 2012, $532

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million in fiscal year 2013 and $540 million in each of fiscal years 2014 through 2016, when the City assumes the local share of a State-initiated increase in the basic public assistance grant. The Financial Plan reflects the changes in public assistance funding formulas in the 2011-2012 State Budget including the increase in the City share of the Safety Net Assistance Program to 71 percent and fully funding the Family Assistance Program with Temporary Assistance for Needy Families funds, which partially offsets the increase in the City share for the Safety Net Assistance Program.

 Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care, pharmacy, managed care and physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.1 billion for the 2012 fiscal year, which is lower than subsequent fiscal years as a result of a temporary increase in the federal share of Medicaid costs under ARRA. The City-funded portion of medical assistance payments is expected to increase to $6.200 billion, $6.337 billion, $6.517 billion and $6.614 billion in fiscal years 2013 through 2016, respectively.

 Health and Hospitals Corporation. HHC operates under its own section of the Financial Plan as a Covered Organization. The HHC financial plan projects City-funded expenditures of $201 million in fiscal year 2012 decreasing to $164 million in fiscal year 2016. City-funded expenditures include City subsidy, intra-City payments and grants and exclude prepayments.

On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $7.1 billion, $7.1 billion, $7.2 billion, $7.4 billion and $7.5 billion in fiscal years 2012 through 2016, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $7.9 billion in fiscal year 2012 increasing to $9.1 billion in fiscal year 2016. These projections assume increases in fringe benefits in fiscal years 2012 through 2016. Significant changes have been and may be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.

 New York City Transit. The financial plan for the New York City Transit Authority (“NYCT”) covering its 2011 through 2015 fiscal years was prepared in November 2011. The NYCT financial plan projects City assistance to the NYCT operating budget of $345.5 million in 2011 increasing to $405.9 million in 2015, in addition to real estate transfer tax revenue dedicated for NYCT use of $381.6 million in 2011 increasing to $527.1 million in 2015.

 The Metropolitan Transportation Authority (“MTA”) Board approved the 2010-2014 Capital Program in April 2010 and the State’s Capital Program Review Board (“CPRB”) approved it on June 2, 2010. The plan includes $23.8 billion for all MTA agencies, including $12.8 billion to be invested in the NYCT core system, $1.7 billion for NYCT network expansion, and $0.2 billion for security. To date, funding sources have been identified for only a portion of the 2010-2014 Capital Program. There can be no assurance that the 2010-2014 Capital Program will be fully funded. If the MTA’s capital program is delayed or reduced, ridership and fare revenues may decline which could, among other things, impair the MTA’s ability to meet its operating expenses without additional assistance.

 The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT. In addition, the 2005-2009 Capital Program included approximately $2 billion for an extension of the subway and other public improvements that will be funded with proceeds of bonds issued by the Hudson Yards Infrastructure Corporation (“HYIC”).

 Litigation, Judgments and Claims. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2011 amounted to approximately $5.6 billion. In the fiscal year ended on June 30, 2011, the City expended $664.1 million for judgments and claims, $142.6 million of which was reimbursed by HHC. The Financial Plan includes provisions for judgments and claims of $655.0 million, $685.2 million, $717.8 million, $753.9 million and $789.8 million for the 2012 through 2016 fiscal years, respectively.

 Debt Service Costs. The Financial Plan reflects general obligation debt service of $3.86 billion, $4.24 billion, $4.50 billion, $4.68 billion and $4.76 billion in fiscal years 2012 through 2016, respectively, conduit debt service of $245 million, $316 million, $321 million, $313 million and $319 million in fiscal years 2012 through 2016, respectively, and TFA funding requirements of $1.51 billion, $1.72 billion, $1.98 billion, $2.17 billion and $2.36 billion in fiscal years 2012 through 2016, respectively.

 Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

 On December 15, 2011, the City Comptroller released a report on the November Financial Plan. In his report, the City Comptroller identified net risks for fiscal years 2012 through 2015 which, when added to the results projected in the November Financial Plan, would result in gaps of $1.70 billion, $3.16 billion, $4.40 billion and $4.97 billion, respectively. The differences from the November Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the November Financial Plan by $1.53 billion, $754 million, $848 million and $535 million in fiscal years 2012 through 2015, respectively, resulting from: (i) wage increases as a result of collective bargaining with the City’s teacher and school administrator unions, which would result in increased costs of $1.70 billion, $897 million, $900

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million and $900 million in fiscal years 2012 through 2015, respectively; (ii) increased overtime expenditures of $42 million in fiscal year 2012 and $100 million in each of fiscal years 2013 through 2015; (iii) uncertainty of receipt of increased Medicaid revenue for special education services of $50 million in each of fiscal years 2013 through 2015; (iv) lower than budgeted costs of anticipated changes to pension methodologies and assumptions of $213 million, $257 million, $137 million and $415 million in fiscal years 2012 through 2015, respectively; and (v) lower estimates for judgments and claims expenditures of $35 million, $65 million and $100 million in fiscal years 2013 through 2015, respectively. The report estimates that (i) property tax revenues will be lower by $39 million and $17 million in fiscal years 2013 and 2014, respectively, and higher by $14 million in fiscal year 2015; (ii) personal income tax revenues will be higher by $15 million, $12 million, $338 million and $249 million in fiscal years 2012 through 2015, respectively; (iii) business tax revenues will be lower by $241 million and $244 million in fiscal years 2012 and 2013, respectively, and higher by $163 million in fiscal year 2015; (iv) sales tax revenues will be lower by $65 million in fiscal year 2013 and higher by $20 million and $98 million in fiscal years 2014 and 2015, respectively; and (v) real-estate related tax revenues will be higher by $53 million, $167 million, $133 million and $127 million in fiscal years 2012 through 2015, respectively. The revenue projections result in lower net tax revenues of $173 million and $169 million in fiscal years 2012 and 2013, respectively, and higher net tax revenues of $474 million and $651 million in fiscal years 2014 and 2015, respectively.

 On December 15, 2011, the staff of OSDC released a report on the November Financial Plan. The report states that the fiscal year 2012 budget relies on $5 billion in nonrecurring resources, including the fiscal year 2011 surplus and a drawdown from the Retiree Health Benefits Trust. The report quantifies certain risks, partially offset by possible additional resources, to the November Financial Plan. The report identifies possible net risks to the November Financial Plan of $1.3 billion, $31 million and $552 million in fiscal years 2013 through 2015, respectively. When combined with the results projected in the November Financial Plan, the report estimates budget gaps of $3.34 billion, $4.26 billion and $5.43 billion in fiscal years 2013 through 2015, respectively. The risks to the November Financial Plan identified in the report include (i) decreased tax revenues of $300 million in each of fiscal years 2013 through 2015, (ii) decreased revenue of $1 billion in fiscal year 2013 if the planned sale of additional taxi medallions is not approved by the State and (iii) decreased savings of $131 million and $252 million in fiscal years 2014 and 2015, respectively, as a result of failing to achieve pension reform. In addition to the adjustments to the November Financial Plan projections set forth above, the OSDC report identifies two additional risks that could have a significant impact on the City. First, the OSDC report identifies risks to the November Financial Plan resulting from increased costs as a result of collective bargaining with the teachers’ union of $900 million in each of fiscal years 2012 through 2015, respectively, excluding any retroactive costs. Second, if wages for all City employees were to increase at the projected rate of inflation without any offsetting savings, costs would increase by $1.43 billion, $1.54 billion, $2.06 billion and $2.52 billion in fiscal years 2012 through 2015, respectively.

 On December 16, 2011, the staff of the Control Board issued a report on the November Financial Plan. The report states that the November Financial Plan shows only $12 million in the Budget Stabilization Account, which is significantly less than the amount in the account at such time in prior fiscal years. While this amount is expected to increase during the course of the fiscal year, the Control Board states that it sees no potential for increased tax collections leading to a surprise surplus by the end of fiscal year 2012 and that it will be much more difficult for the City to continue its recent practice of prepaying succeeding year’s debt service and other costs with current year surpluses. The report states that the City planned a conservative growth path and that most of the City’s modest revenue goals are attainable. The report notes that the City’s proposal to deplete the Retiree Health Benefits Trust by withdrawing $1 billion in each of fiscal years 2013 and 2014 is a troubling sign for the City’s finances, as the City’s unfunded liability for post-retirement health benefits has grown to $84.5 billion in fiscal year 2012 and has been growing at an average rate of about $5 billion per year.

 The report quantifies certain risks to the November Financial Plan. The report identifies possible net risks of $1.13 billion, $239 million and $389 million in fiscal years 2013 through 2015, respectively. When combined with the results projected in the November Financial Plan, these net risks could result in estimated gaps of $3.17 billion, $4.07 billion and $5.27 billion in fiscal years 2013 through 2015, respectively. The risks to the November Financial Plan identified in the report include (i) increased uniform services overtime expenses $106 million, $133 million and $162 million in fiscal years 2013 through 2015, respectively; (ii) the failure to achieve planned Police Department overtime savings of $50 million in each of fiscal years 2013 through 2015; (iii) decreased savings of $131 million and $252 million in fiscal years 2014 and 2015, respectively, as a result of failing to achieve pension reforms; and (iv) decreased revenue of $1 billion in fiscal year 2014 as a result of failing to achieve the planned sale of taxi medallions.

 Long-Term Capital Program. The City makes substantial capital expenditures to reconstruct and rehabilitate the City’s infrastructure and physical assets, including City mass transit facilities, water and sewer facilities, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City-funded commitments are projected to reach $9.0 billion in fiscal year 2012. City-funded expenditures are forecast at $7.5 billion in fiscal year 2012, while total expenditures are forecast at $9.4 billion in fiscal year 2012.

 Financing Program. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2012 through 2021, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately

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$12.3 billion. The City’s Capital Commitment Plan for fiscal years 2012 through 2015 reflects total anticipated City-funded water and sewer commitments of $7.5 billion which are expected to be financed with the proceeds of Water Authority debt.

 The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $950 million, $1.076 billion, $1.155 billion, $1.058 billion and $973 million of Building Aid Revenue Bonds in fiscal years 2012 through 2016, respectively.

 Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2012 through 2021 totals $54.1 billion, of which approximately 74% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

 Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs, when necessary, in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has not issued short-term obligations to finance projected cash flow needs since fiscal year 2004. The Financial Plan does not include the issuance of short-term obligations in fiscal year 2012. The Financial Plan reflects the issuance of short-term obligations in the amount of $2.4 billion in each of fiscal years 2013 through 2016.

 Indebtedness of the City and Certain Other Entities. As of December 31, 2011, approximately $41 billion of City general obligation bonds were outstanding, of which $5,621,315,000 are variable rate demand bonds.

 Pension Systems. The City maintains a number of pension systems providing benefits for its employees and employees of various independent agencies. Membership in the City’s five major actuarial systems on June 30, 2010 consisted of approximately 366,000 active employees, of whom approximately 90,000 were employees of certain independent agencies whose pension costs in some cases are provided by City appropriations. In addition, there were approximately 299,000 retirees and beneficiaries currently receiving benefits and other vested members terminated but not receiving benefits.

For fiscal year 2011, the City’s pension contributions for the five major actuarial pension systems, made on a statutory basis based on actuarial valuations performed as of June 30, 2009, plus the other pension expenditures, were approximately $7 billion. The Financial Plan reflects pension expense projections of $7.999 billion, $8.145 billion, $8.078 billion, $7.964 billion and $8.039 billion, for fiscal years 2012 through 2016, respectively. For the 2011 fiscal year, the City’s total annual pension costs, including the City’s pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 39% of total payroll costs.

New York State

 The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System (“NAICS”) industrial classification system.

 As of May 2011, manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the third largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. Combined, these industries account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each

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accounts for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

 Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is less likely to be affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but is more likely to be affected by any economic downturn that is concentrated in the services sector.

 Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since narrowed. Throughout 2011, the State’s rate of unemployment was below that of the national rate. However, in February 2012, the State’s total unemployment rate was 8.5% (while the national unemployment rate was 8.3%). Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

 Recent Events. Fiscal Year 2011-12. On February 1, 2011 the Governor presented the Executive Budget Financial Plan for 2011-12 to the Legislature. This plan reflected the recommendations to eliminate a General Fund budget gap in 2011-12 that was estimated at approximately $10 billion. On February 24, 2011 and March 1, 2011 the Governor submitted amendments to the Executive Budget. On April 11, 2011, the Governor and Legislature finalized the budget for 2011-12 (the “2012 Enacted Budget”). The State Annual Information Statement dated May 24, 2011 reflects the 2012 Enacted Budget and revisions to the spending estimates therein through March 31, 2011. The State releases quarterly updates to the Annual Information Statement, the most recent of which was published on February 8, 2012.

 The gap-closing plan authorized actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to then current-services forecast. The 2012 Enacted Budget included estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid (including a caseload re-estimate), $1.5 billion for State agency operations and $1.5 billion for a range of other programs and activities.

 The gap-closing plan anticipated $324 million in additional revenues associated with specific statutory changes. These changes included modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The State Legislature authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

 In addition, non-recurring actions were estimated to total approximately $860 million in 2011-12. The actions were expected to be derived from contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in 2011-12).

 The 2012 Enacted Budget included two-year appropriations and changes to law for Medicaid and School Aid to help limit the growth in these programs to the target rates. In Medicaid, the 2012 Enacted Budget granted State officials authority to make certain modifications to the Medicaid program to help maintain spending within the allowable limit. The State anticipated that most potential modifications that would constrain Medicaid spending would require the approval of the Federal government. Adherence to the spending limit is dependent on other factors, including the adoption of voluntary cost-saving measures by the health care industry. The new administrative authority granted to State officials to modify the Medicaid program expires after two years; however, the statutory Medicaid spending cap is not scheduled to expire. The 2012 Enacted Budget projections for all fiscal years assumed that Medicaid and School Aid would grow at the capped rates.

 The State estimated it would end 2011-12 with a General Fund balance of $1.7 billion. The closing balance was expected to consist of $1.03 billion in the Tax Stabilization Reserve, $275 million in the Rainy Day Reserve (which included a planned deposit of $100 million in 2012) and $85 million reserved for various other purposes. The expected closing balance also included a $284 million set aside for potential retroactive labor settlements with unions that have not agreed to contracts through 2010-2011.

 At the time of enactment, the State estimated that State Operating Funds spending would total $86.9 billion in 2011-12, an increase of $2.5 billion (2.9 percent) from 2010-11 results. All Governmental Funds spending, which includes capital projects and Federal operating spending, was expected to total $131.7 billion, a decrease of $3.1 billion from the prior year. Consistent with recent experience, disbursements in 2010-11

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were well below budgeted levels in State Operating Funds and in All Governmental Funds. In addition, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds and capital projects funds were adjusted downward in 2011-12 and thereafter based on typical spending patterns and the observed variance between estimated and actual results over time.

 The annual spending growth in State Operating Funds was affected by the annual increases in debt service and fringe benefits, which may be difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. The 2012 Enacted Budget projected that these costs would increase by nearly $700 million in 2011-12. Debt service on State-supported debt was projected to increase by $239 million (4.2 percent) in 2011-12. This increase included the payment in 2010-11 of $154 million in debt service expenses that were not due until the first quarter of 2011-12. Spending on fringe benefits and certain other fixed costs was projected to increase by $428 million (7.0 percent). Growth in fringe benefits is generally a result of increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs, including State contributions to the State University of New York’s (“SUNY”) optional retirement program, were expected to increase by $200 million (13.6 percent) in 2011-12, even with the amortization (i.e., deferral with interest expense) of contributions in excess of 10.5 percent of payroll in 2011-12. Without amortization, the State contribution to the State pension system in 2011-12 was expected to total approximately $2.1 billion, or $635 million above the amount in the 2012 Enacted Budget.

 Fiscal Year 2012-13. On January 17, 2012, the Governor released the Executive Budget Financial Plan for fiscal year 2012-13, which was finalized on March 30, 2012 (“2013 Enacted Budget”). The 2013 Enacted Budget attempts to address projected budget gaps of $3.5 billion in 2012-13, $3.6 billion in 2013-14, and $5 billion in 2014-15. To close the 2012-13 gap, the 2013 Enacted Budget relies on an estimated $1.5 billion in net new resources from tax reform measures approved in December 2011. These reforms are projected to generate an additional $1.9 billion in tax receipts in 2012-13. In addition, the 2013 Enacted Budget gap-closing plan reflects an expected $1.3 billion savings from State agency operations, which will result from further reductions in State agency operations through attrition and hiring controls, as well as increased operational efficiencies, and projected savings of $777 million from local assistance distributions due primarily to the repeal of the automatic “cost-of-living” increases in 2012-13 for all human service providers. DOB estimates that the 2013 Enacted Budget gap-closing plan eliminates the General Fund budget gap of $3.5 billion in 2012-13, and leaves budget gaps of approximately $950 million in 2013-14, $3.4 billion in 2014-15, and $4.1 billion in 2015-16. The General Fund is projected to end 2012-13 with a balance of $1.8 billion.

 DOB estimates that State Operating Funds spending will total $88.9 billion in 2012-13, an increase of $1.7 billion (2.0 percent) from the 2011-12 results. All Governmental Funds spending is projected to total $133.4 billion in 2012-13, which is a decrease of $111 million from 2011-12 and $1.4 billion from 2010-11.

 Local assistance spending in 2012-13 is expected to increase by $1.5 billion, or 2.6 percent, over 2011-12 results. State funding for School Aid (on a school year basis) and Medicaid are expected to increase by approximately 4 percent from 2012 levels, consistent with caps enacted in 2011-12. Medicaid spending is expected to increase by 4 percent excluding the impact of the State’s takeover of Medicaid administration. Transportation spending is also expected to grow as a result of increased dedicated tax receipts and a State subsidy that is passed on to the Metropolitan Transportation Authority. Growth in other local assistance includes actions that temporarily reduced special education spending in 2011-12, as well as increases across several other programs and activities.

 Agency spending on personal and non-personal service is expected to remain nearly flat on an annual basis. This reflects ongoing efforts to redesign State agency operations initiated in 2011-12. Spending on fringe benefits is projected to decline by $171 million (-2.6 percent). This decline reflects lower pension costs due mainly to a $117 million prepayment of certain pension obligations in 2011-12 and a reconciliation of prior-year pension costs that will lower the State’s pension bill in 2012-13, as well as lower employee and retiree health insurance costs due to the annualization of employee and retiree premium increases that were effective in 2011-12. The State is continuing to amortize its annual pension costs above certain levels, consistent with legislation enacted in 2010-11.

 Special Considerations. Enacted budgets are subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, general economic and business conditions, changes in political, social and economic conditions, impediments to the implementation of gap closing actions, regulatory initiatives and compliance with governmental regulations, litigation and various other events, conditions and circumstances, many of which are beyond the control of the State.

 For example, State financial plans are based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

 Projections of total State receipts in the State financial plans are generally based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State

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receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

 Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for the use of State services.

 An additional risk to the State’s 2013 Enacted Budget arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements.

 As stated in the 2013 Enacted Budget, DOB believes that the projections of receipts and disbursements in the 2013 Enacted Budget are based on reasonable assumptions. However, there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the financial plan.

 Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

 Government Accounting Standards Board 45. Government Accounting Standards Board (“GASB”) 45 requires state and local governments to reflect the value of other post-employment benefits (“OPEBs”), predominantly health care, for current employees and retirees. The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2011 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.

 GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current Pay-As-You-Go (“PAYGO”) costs is recognized in the financial statements. The net liability for 2010-11 totaled $3.7 billion ($3.1 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $2.5 billion ($2.1 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in 2009-2010. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s currently positive net asset condition at the end of 2010-2011 by $2.5 billion.

 The State’s updated calculation for 2011-12 shows the present value of the actuarial accrued total liability for benefits at $74.3 billion ($62.0 billion for the State and $12.3 billion for SUNY).

 GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the State’s financial plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. The State’s budget does not assume pre-funding of the GASB 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service and DOB, will continue to review this matter, and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of the current fiscal conditions.

 Risk Factors. In any year, the State’s budget is subject to risks that, if they were to materialize, could affect operating results. The Enacted Budget Financial Plan for Fiscal Year 2013 identified the following as the most significant current risks to the 2013 Enacted Budget:

 Nationally, first quarter construction, job growth, and car sales were all stronger than expected, with light vehicle sales reaching their highest levels since early 2008. However, even as auto spending rises to levels unseen since the start of the recession, other areas of household spending continue to show weakness. Unusually warm weather has had a depressing effect on the demand for heating, and the rising cost of oil and gasoline may be lowering demand for other energy-related goods. Moreover, income growth remains sluggish, despite an improving job market. Growth of 2.0 percent in real U.S. GDP is now projected for the first quarter of 2012, with the economy projected to grow 2.3 percent for all of 2012. Although a slight improvement from recent projections, these estimates remain well below long-term trend values.

 An improved labor market is expected to help offset some of the pressure on household spending from higher energy prices. Monthly private sector job gains have averaged 200,000 for the seven months starting in September 2011. Moreover, the drag from public sector losses is diminishing as well, with the unemployment rate falling to 8.2 percent in March, the lowest since January 2009. On an annual average basis, DOB now projects upwardly revised employment growth of 1.7 percent for 2012. A brighter outlook for employment, combined with upward revisions to

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many of the components of personal income for the second half of last year, have led to upward revisions to both wages and total personal income as well. Personal income is now projected to rise 3.8 percent in 2012, with its largest component, wages, expected to rise 4.6 percent.

 Energy price volatility continues to rage unabated, as markets fret over supply risks stemming from Middle East tensions and the anticipation of exploding demand from emerging markets. Gasoline prices have returned to their 2011 peaks, adding to both general inflationary pressures and the strain on household budgets. As a result, DOB has raised projected inflation to 2.3 percent for 2012.

 Although a definitive solution to the European sovereign debt crisis remains elusive, progress has been made. The European Central Bank’s assumption of a more active role in protecting the banking system with the establishment of the long-term refinancing operation appears to be having a stabilizing influence on financial markets. The result has been a higher tolerance for risk as evidenced by the rise in equity markets, accompanied by rising long-term Treasury yields. The S&P 500 rose about 10 percent during the first quarter of this year over the prior quarter, while the 10-year Treasury approached 2.4 percent during the middle of March for the first time since October 2011 before backing off a bit. These developments, combined with a more favorable outlook for economic growth and employment reaffirm DOB’s outlook for monetary tightening to begin in the middle of 2013.

 DOB’s economic outlook continues to call for tepid but improving growth over the course of 2012. However, there are significant risks to this forecast. The euro-debt crisis continues to simmer; any unexpected development could yet result in widening risk spreads and a decline in equity markets. A longer and deeper European recession or significantly slower growth in emerging markets could have a negative impact on the demand for U.S. exports. If gasoline prices remain elevated for a sustained period, household spending growth could be lower than anticipated, since energy price growth acts as a virtual tax on household spending. A surge in foreclosures could impede the recovery in home prices, which could in turn delay the recovery in household net worth and also result in lower rates of household spending than projected. Alternatively, a stronger than expected recovery in the labor market could result in greater household spending than projected, while a milder recession in Europe and stronger global growth more generally could result in a faster pickup in the demand for U.S. exports.

 The most recent data indicate that the pace of New York employment growth for 2011 was slightly stronger than the Governor’s estimate, as amended in February. As a result, private sector employment growth of 1.5 percent is now projected for 2012, following growth of 2.0 percent for 2011. Total employment growth of 1.1 percent is projected for 2012, following growth of 1.2 percent for 2011. Consistent with a stronger job market, estimated State wage growth for 2012 has been revised up to 3.1 percent, with projected growth in total personal income revised up to 3.4 percent. Although these growth rates represent an improving outlook, they remain substantially below historical averages.

 All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

 Bond Market. Implementation of the 2013 Enacted Budget is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or Short Term Investment Pool, which it then reimburses with proceeds from the sale of general obligation or other State-supported bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State, and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

 Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such litigation may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the 2013 Enacted Budget.

 Federal Funding. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. Any reduction in Federal funding levels could have a materially adverse impact on the 2013 Enacted Budget.

 The Federal Budget Control Act (“BCA”) established a Joint Select Committee for Deficit Reduction to achieve $1.2 trillion in deficit reduction over ten years. On November 21, 2011, the Joint Select Committee announced that it failed to reach agreement on actions to reduce the deficit. Pursuant to the BCA, deficit reduction will now be achieved through the sequestration process, with automatic reductions scheduled to begin in January 2013. The BCA prescribes that approximately 18 percent of the $1.2 trillion in deficit reduction can be attributed to assumed debt service savings, while the remainder must be achieved through spending reductions, divided evenly between the Defense Department and non-Defense spending.

 DOB estimates that, if the sequestration process were to operate as set forth in the BCA and without any further modification by Congress, New York State and local governments could lose approximately $5 billion in Federal funding over nine years, beginning in 2012-13. This does not account for potential declines in other revenues that may occur as a result of lost Federal funding.

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 In addition, the 2013 Enacted Budget may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. The Federal Centers for Medicare and Medicaid Services (“CMS”) recently engaged the State regarding claims for services provided to individuals in developmental centers operated by the New York State Office for People With Developmental Disabilities. Although no official audit has commenced and the rates paid for these services are established in full accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the State Medicaid program. The State has begun the process of seeking CMS approval to proceed with the development of a new form of waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities.

 Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions and approvals. Under State law, the State must use the proceeds from a health care conversion for health-care-related expenses included in the Health Care Reform Act (“HCRA”) account. For planning purposes, the 2013 Enacted Budget counts on proceeds of approximately $250 million in 2012-13 and $300 million in future years of the plan, which would be deposited into the HCRA account. If a conversion does not occur on the timetable or at the levels assumed in the 2013 Enacted Budget, the State would be required to take other actions to increase available resources or to reduce planned spending from HCRA.

 State Agency Savings. Under the 2013 Enacted Budget, savings from State agency operations were projected to total $1.3 billion. Savings are expected to be achieved through building on redesign and cost-control efforts initiated in 2011-12. These efforts include further reductions in State agency operations through attrition and strict controls on hiring; enterprise-wide consolidation of procurement, information technology, real estate, and workforce management; and a range of operational measures to improve efficiency. The total cost of State Operating Funds agency operations, which consist of personal service, fringe benefit, and non-personal service costs, is estimated at $24.1 billion in 2012-13, virtually unchanged from the 2011-12 results.

 Status of Current Labor Negotiations. The State has a five-year labor contract with the State’s largest union, Civil Service Employees Association (“CSEA”), and a four-year labor contract with the State’s second-largest State employee union, Public Employees Federation (“PEF”). Under both PEF and CSEA labor contracts, there are no general salary increases for three years (through 2013-14). Employee compensation during 2012-13 will be temporarily reduced through a Deficit Reduction program, as was the case during 2011-12. CSEA-represented employees will receive a $1,000 lump sum payment ($775 paid in 2013-14 and $225 paid in 2014-15). Employees will receive a 2 percent salary increase in 2014-15 under both agreements, and CSEA-represented employees will receive a 2 percent increase in 2015-16. Employees represented by CSEA will be repaid the value of 2012-13 reductions in equal consecutive installments starting at the end of the CSEA contract term, and employees represented by PEF will be repaid the value of 2011-12 and 2012-13 reductions in equal consecutive installments starting in 2015-16. The agreements also include substantial increases to employee health insurance contributions.

 Under the agreements, employees in these unions have contingent layoff protection for 2011-12 and 2012-13 and continuing protection for the full term of the agreements. Workforce reductions due to management decisions to close or restructure facilities authorized by legislation, Spending and Government Efficiency Commission recommendations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection. Negotiations with the State’s other unions, which represent approximately 35 percent of the State workforce, are ongoing. The largest of these unions, with whom negotiations are continuing, are United University Professions, which represents faculty and non-teaching professional staff within the State University system, and the New York State Correctional Officers & Police Benevolent Association (“NYSCOPBA”), which represents the State’s correctional officers.

 Cash-Basis Results for Prior Fiscal Years. 2010-11 Fiscal Year. The State ended 2010-11 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. The General Fund ended 2010-11 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than 2009-10. This reflected the planned use of a fund balance to pay for expenses deferred from 2009-10 into 2010-11.

 General Fund receipts, including transfers from other funds, totaled $54.4 billion in 2010-11. Total receipts during 2010-11 were $1.9 billion (3.6 percent) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in Personal Income Tax (“PIT”) collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2 percent from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. This was primarily due to the following 2009-10 collections that were not received, or received in lower amounts, in 2010-11: temporary utility surcharge ($429 million); the Power Authority resources ($158 million); Energy Research and Development Authority (“ERDA”) resources ($90 million); and fine collections ($101 million). An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

 General Fund disbursements, including transfers to other funds, totaled $55.4 billion in 2010-11. Disbursements in 2010-11 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly (that is, reducing 2010-11 results by $2.06 billion and increasing 2009-10 results by an equal amount), spending would have been approximately $950 million below 2009-10 levels.

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 Local assistance spending, adjusted for the School Aid deferral, declined by approximately $1.1 billion compared to 2009-10. This reflected lower levels of general School Aid spending enacted in the 2010-11 budget; the delay of a $300 million City University of New York Senior College payment from 2008-09 to June of 2009-10, which increased 2009-10 spending relative to 2010-11; the elimination, as part of the 2010-11 gap-closing plan of approximately $300 million in annual Aid and Incentives for Municipalities funding for New York City that would have been paid by December 2010; and additional Federal funding for public assistance benefit costs and State and local child welfare shares in 2010-11, which reduced General Fund spending. These declines were partly offset by higher Medicaid spending due to rising costs of providing Medicaid services and reductions in the amount of available offsets from HCRA related to Indigent Care.

 The annual change in personal service spending is mainly due to the payment of $270 million in retroactive salary settlements for employees represented by NYSCOPBA, the Police Benevolent Association (“PBA”) and the New York State Police Investigators Association (“BCI”) in 2009-10 and reductions across nearly all agencies. Non-personal service spending lower by $155 million (7.8 percent) compared to the prior year, mainly reflecting the impact of spending controls.

 Growth in General State Charges spending was attributable to the increase in State contributions to the pension system and increased health insurance costs. Pension costs increased by $315 million in 2009-11, after the amortization of $249 million in costs. Health insurance costs increased by $374 million. Transfers increased mainly for capital projects and the State share of Medicaid costs related to mental hygiene programs.

 2009-10 Fiscal Year. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

 In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

 General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

 General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of American Recovery and Reinvestment Act of 2009 (“ARRA”) funds in place of General Fund spending.

 The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

 State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. State employees made up about 32 percent of the membership during the 2010-11 fiscal year. There were 3,039 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

 As of March 31, 2011, 672,723 persons were members and 385,031 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

 The investment losses experienced in 2008-09 negatively impacted the value of assets held for the Systems. The current actuarial smoothing method spreads the impact over a 5-year period. Thus, contribution rates increased for 2010-11, 2011-12 and 2012-13. Further increases are expected through 2014-15. The amount of such future increases will depend, in part, on the value of the pension fund as of each April 1, as well as on the present value of the anticipated benefits to be paid by the System as of each April 1. Final contribution rates for 2012-13 were released in early September 2011. The average ERS rate increased from 16.3 percent of salary in 2011-12 to 18.9 percent of salary in 2012-13, while the average PFRS rate increased from 21.6 percent of salary in 2011-12 to 25.8 percent of salary in 2012-13.

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 The Systems report that the net assets available for benefits as of March 31, 2011 were $149.5 billion (including $3.4 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $15.3 billion or 11.4 percent from the 2009-10 level. This increase in net assets available for benefits reflects, in large part, equity market performance. The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $186.8 billion on April 1, 2010 to $194.3 billion (including $80.8 billion for current retirees and beneficiaries) on April 1, 2011. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2011 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for 2010-11, 40 percent of the unexpected gain for the 2009-10, 60 percent of the unexpected loss for 2008-09 and 80 percent of the unexpected gain for 2007-08. Actuarial assets increased from $147.7 billion on April 1, 2010 to $148.6 billion on April 1, 2011. The funded ratio, as of April 1, 2011, calculated by the System Actuary in August 2011 using the entry age normal funding method and actuarial assets, was 90 percent.

 State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Dormitory Authority of the State of New York (“DASNY”), the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Empire State Development Corporation (“ESDC”), (collectively, the “Authorized Issuers”).

 The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the State School Tax Relief Program Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

 The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: education, economic development and housing, environment, State facilities and equipment, transportation and health care. As of March 31, 2012, approximately $23 billion of State PIT Revenue Bonds were outstanding.

 Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. “State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

 As of May 2011, the State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

 Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

 Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing general obligation Tax and Revenue Anticipation Notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In

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order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

 Debt Reform Act. The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. This Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and was fully phased in at 4 percent of personal income during 2010-11, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in 2000-01 and will increase until it is fully phased in at 5 percent during 2013-14. The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2011).

 Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. However, the State is continuing through a period of relatively limited debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in 2011-12 to $602 million in 2013-14.

 Public Authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.

 New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Please see the detailed discussion of the fiscal condition of New York City contained in this Appendix for more information.

 Other Localities. Local governments outside New York City have experienced financial problems, such as revenue loss and increasing pressure on expenditures, and have requested and received additional State aid during the last several fiscal years. While a relatively infrequent practice, deficit financing has become common in recent years. Between 2004 and January 2012, the state legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

 In addition, the State has enacted legislation authorizing the creation of oversight boards to respond to deteriorating fiscal conditions within certain localities. The City of Buffalo operates under the Buffalo Fiscal Stability Authority, which has exercised certain financial control powers over the city since 2003-04. Likewise, the Nassau County Interim Finance Authority exercises Control Period powers over Nassau County. In addition, Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. Although the City of Yonkers no longer operates under an oversight board, it must continue to follow a Special Local Finance and Budget Act.

 Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary Federal stimulus funding in 2012 will particularly impact counties and school districts in New York State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities.

 Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

 Grants to Local Governments. Grants to local governments include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Under the 2013 Enacted Budget, State Operating Funds spending for local assistance is estimated at $58.8 billion in 2012-13, an increase of $1.5 billion from 2011-12. Local assistance spending will account for over 65 percent of total State Operating Funds spending. Education and health care spending account for three-quarters of local assistance spending.

 Medicaid. New York’s Medicaid spending is projected to total approximately $54.0 billion in 2012-13. The 2013 Enacted Budget reflects a continuation of the Medicaid spending cap enacted in 2011-12, and authorizes funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the CPI. Statutory changes approved with the 2012 Enacted Budget grant certain

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administrative powers to help hold Medicaid spending to the capped level. The statutory changes, which were set to expire at the end of 2012-13, have been extended through 2013-14, pursuant to authorization included in the 2013 Enacted Budget. The cap itself remains in place and the 2013 Enacted Budget assumes that statutory authority will be extended in subsequent years

 School Aid. School aid spending includes foundation aid, Universal Pre-Kindergarten expansion and expense based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including video lottery terminals). On a school-year basis, school aid is projected to grow from $19.5 billion in 2011-12 to $20.4 billion in 2012-13. On a State fiscal-year basis, school aid spending is projected to increase by 1.9 percent to $20 billion in 2012-13, and grow by $872 million in 2013-14, $814 million in 2014-15 and $946 million in 2015-16. In future years, receipts available to finance school aid from core lottery sales is projected to remain relatively flat while video lottery terminal receipts are anticipated to increase through 2014-15 as a result of the new video lottery terminal facility at the Aqueduct Racetrack. In addition to State aid, school districts receive over $3 billion annually in Federal categorical aid.

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||RP||

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APPENDIX B

PROXY-VOTING POLICIES OF CORNERSTONE CAPITAL MANAGEMENT, LLC

The Board has formally delegated to the Adviser the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser’s Investment Policy Committee (the “Committee”) is responsible for overseeing the Adviser’s proxy voting process for the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of MSCI, Inc. (“MSCI”), to analyze proxy statements on behalf of the Fund and the Adviser’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing the proxy voting activities of ISS. If a proxy has been voted for the Fund, ISS will create a record of the vote. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-596-FUND; and (2) on the SEC’s website at www.sec.gov. Any such information requested will be sent within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery. Cornerstone will file with the SEC the Fund’s proxy voting record for the 12-month period ended June 30th of each year no later than August 31st of such year via Form N-PX.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific proxy guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund and its shareholders.

The Guidelines are the ISS 2011 Proxy Guidelines, which have been adopted by the Adviser. A summary of the Guidelines are provided below. The Adviser considers each proxy it receives and votes such proxy based on what the Adviser believes is in the best interests of the Fund and its shareholders. To the extent the Adviser does not vote in accordance with the Proxy Guidelines, the Adviser will document the rationale for its voting decision.

Because the Board has delegated proxy voting to the Adviser and because of the size and nature of the Adviser’s business, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting. If a material conflict of interest does exist, it will be addressed in one of the following ways:

1. The proxy will be voted according to the Guidelines, provided that the proposal at issue is not one which the Guidelines require to be considered on a case-by-case basis.

2. In conflict situations which cannot be addressed using the Guidelines, the Adviser will follow the recommendation of ISS or another third party proxy voting service.

3. If neither of the previous two procedures provides an appropriate voting recommendation, the Adviser may retain an independent fiduciary to advise the Adviser on how to vote the proposal or the Adviser may abstain from voting.

All conflicts and their resolution shall be specifically documented.

The ISS 2011 Proxy Guidelines are as follows.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

• Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

• Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

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Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability

2. Board Responsiveness

3. Director Independence

4. Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

the entire board of directors (except new nominees2

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

o A classified board structure;

o A supermajority vote requirement;

o Majority vote standard for director elections with no carve out for contested elections;

o The inability for shareholders to call special meetings;

o The inability for shareholders to act by written consent;

o A dual-class structure; and/or

o A non-shareholder approved poison pill.

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval. Vote CASE-BY-CASE on all nominees if:

1.6. the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

o The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

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o The issuer‘s rationale;

o The issuer's governance structure and practices; and

o The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17. Failure to replace management as appropriate; or

1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.  Director Independence

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Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

o Medical issues/illness;

o Family emergencies; and

o If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;

o Management’s track record;

o Background to the proxy contest;

o Qualifications of director nominees (both slates);

o Strategic plan of dissident slate and quality of critique against management;

o Likelihood that the proposed goals and objectives can be achieved (both slates);

o Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director

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must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

▪ presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

▪ serves as liaison between the chairman and the independent directors;

▪ approves information sent to the board;

▪ approves meeting agendas for the board;

▪ approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

▪ has the authority to call meetings of the independent directors;

▪ if requested by major shareholders, ensures that he is available for consultation and direct communication;

o Two-thirds independent board;

o All independent key committees;

o Established governance guidelines;

o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

▪ Egregious compensation practices;

▪ Multiple related-party transactions or other issues putting director independence at risk;

▪ Corporate and/or management scandals;

▪ Excessive problematic corporate governance provisions; or

▪ Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

• The value of the NOLs;

• Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

• Any other factors that may be applicable.

Poison Pills – Management Proposals to Ratify Poison Pill

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Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills – Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

• The value of the NOLs;

• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

• Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;

• The consent threshold;

• The inclusion of exclusionary or prohibitive language;

• Investor ownership structure; and

• Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered1

1 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

right for shareholders to call special meetings at a 10 percent threshold;

• A majority vote standard in uncontested director elections;

• No non-shareholder-approved pill; and

• An annually elected board.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

• Shareholders’ current right to call special meetings;

• Minimum ownership threshold necessary to call special meetings (10% preferred);

• The inclusion of exclusionary or prohibitive language;

• Investor ownership structure; and

• Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized shares during the last three years

• The Current Request:

o Disclosure in the proxy statement of the specific purposes of the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized preferred shares during the last three years;

• The Current Request:

o Disclosure in the proxy statement of the specific purposes for the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

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o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

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Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

• Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

• Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

• Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

• Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

• Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

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Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

• AGAINST management "say on pay" (MSOP) proposals;

• AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

o In egregious situations;

o When no MSOP item is on the ballot; or

o When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

• AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;

• Incentives that may motivate excessive risk-taking; and

• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

• New or extended agreements that provide for:

o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

• Multi-year guaranteed bonuses;

• A single performance metric used for short- and long-term plans;

• Lucrative severance packages;

• High pay opportunities relative to industry peers;

• Disproportionate supplemental pensions; or

• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

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Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

• Poor disclosure practices, including:

o Unclear explanation of how the CEO is involved in the pay setting process;

o Retrospective performance targets and methodology not discussed;

o Methodology for benchmarking practices and/or peer group not disclosed and explained.

• Board’s responsiveness to investor input and engagement on compensation issues, for example:

o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

o Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

• Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

• Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

• Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

• Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

• Potentially excessive severance payments;

• Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

• In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

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• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

• The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

• The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

• Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

• The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

• while employed and/or for two years following the termination of their employment ; or

• for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

• Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

o Rigorous stock ownership guidelines;

o A holding period requirement coupled with a significant long-term ownership requirement; or

o A meaningful retention ratio;

• Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

• Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

• Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

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Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

• Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

o Rigorous stock ownership guidelines, or

o A holding period requirement coupled with a significant long-term ownership requirement, or

o A meaningful retention ratio,

• Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

• Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

• Whether adoption of the proposal is likely to enhance or protect shareholder value;

• Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

• The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

• Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

• Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

• Whether the company's analysis and voting recommendation to shareholders are persuasive;

• What other companies have done in response to the issue addressed in the proposal;

• Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

• Whether implementation of the proposal’s request would achieve the proposal’s objectives;

• Whether the subject of the proposal is best left to the discretion of the board;

• Whether the requested information is available to shareholders either from the company or from a publicly available source; and

• Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

• The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

• The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

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Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

• The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

• The level of gender and racial minority representation that exists at the company’s industry peers;

• The company’s established process for addressing gender and racial minority board representation;

• Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

• The independence of the company’s nominating committee;

• The company uses an outside search firm to identify potential director nominees; and

• Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

• The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

• The company's level of disclosure is comparable to that of industry peers; and

• There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

• Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

• Whether company disclosure lags behind industry peers;

• Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

• The feasibility of reduction of GHGs given the company’s product line and current technology and;

• Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

• Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

• Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

• The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

• The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

• Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

• The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

• The degree to which existing relevant policies and practices are disclosed;

• Whether or not existing relevant policies are consistent with internationally recognized standards;

• Whether company facilities and those of its suppliers are monitored and how;

• Company participation in fair labor organizations or other internationally recognized human rights initiatives;

• Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

• Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

• The scope of the request; and

• Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	Declaration of Trust

1.	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A.*
2.	Declaration of Trust dated April 8, 2009 – Previously filed as Exhibit (a)(2) to Registrant’s Initial Registration Statement on Form N-1A.*

b.	By-Laws of the Registrant dated April 8, 2009 – Previously filed as Exhibit (b) to Registrant’s Initial Registration Statement on Form N-1A.*

c.	Instruments Defining Rights of Security Holders

1.	The Registrant does not issue Certificates. See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant. See Above. See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws. See Above.*

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated February 28, 2012 – Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on February 27, 2012.*
a.	Form of Amendment dated May 14, 2012 – Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 20 to the Trust’s Registration Statement on May 11, 2012.*
2.	Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated April 29, 2011. – Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on February 27, 2012.*
3.	Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 26, 2010 – Previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	Amendment dated March 30, 2010 – Previously filed as Exhibit (d)(3)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
i.	Form of Amendment dated May 14, 2012 – Previously filed as Exhibit (d)(3)(a)(i) to Post-Effective Amendment No. 20 to the Trust’s Registration Statement on May 11, 2012.*
4.	Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated February 26, 2010 – Previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
5.	Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated February 26, 2010 – Previously filed as Exhibit (d)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	Amendment dated August 1, 2010 – Previously filed as Exhibit (d)(5)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

e.	Underwriting Contracts

1.	Distribution Agreement dated November 10, 2009 between the Registrant and NYLIFE Distributors LLC – Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	Amendment dated October 1, 2010 – Previously filed as Exhibit (e)(1)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
2.	Form of Soliciting Dealer Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

f.	Bonus or Profit Sharing Contracts – Inapplicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	Amendment to the Master Custodian Agreement dated April 29, 2011. – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on February 27, 2012.*
2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	First Amendment to the Amended and Restated Master Delegation Agreement dated April 29, 2011 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on February 27, 2012.*

h.	Other Material Contracts

1.	Transfer Agency Agreements

a.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
i.	Amendment dated November 12, 2009 – Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
ii.	Amendment dated November 24, 2009 – Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
iii.	Amendment dated February 26, 2010 – Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
iv.	Amendment dated March 30, 2010 – Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
v.	Amendment dated January 1, 2011 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
b.	Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
i.	Amendment dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

2.	Sub-Accounting and Sub-Administration Agreements

a.	Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company dated June 30, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
i.	Extension Agreement (with regard to Master Fund Sub-Accounting and Sub-Administration Agreement) between New York Life Investment Management LLC and State Street Bank & Trust Company dated January 31, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

3.	Shareholder Service Plans

a.	Shareholder Service Plan for Class R1 shares – Previously filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
b.	Shareholder Service Plan for Class R2 shares – Previously filed as Exhibit (h)(3)(b) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
c.	Shareholder Service Plan for Class R3 shares – Previously filed as Exhibit (h)(3)(c) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
d.	Shareholder Service Plan for Sweep shares – Previously filed as Exhibit (h)(3)(d) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

i.	Amendments dated February 26, 2010 to the Shareholder Services Plan for Class R1, R2 and R3 shares – Previously filed as Exhibit (h)(3)(d)(i) t to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
ii.	Amendments dated March 30, 2010 to the Shareholder Services Plan for Class R1, R2 and R3 shares – Previously filed as Exhibit (h)(3)(d)(ii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

4.	Indemnification Agreement – Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

5.	Expense Limitation Agreements and Fee Waivers

a.	Expense Limitation Agreement dated November 13, 2009 with respect to the MainStay Epoch Funds – Previously filed as Exhibit (h)(5)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
b.	Expense Limitation Agreement dated February 26, 2010 for the Funds of the Trust excluding 130/30 Funds – Previously filed as Exhibit (h)(5)(b) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
c.	Notice of Fee Waiver dated February 26, 2010 with respect to Retirement & Intermediate Term Bond Funds – Previously filed as Exhibit (h)(5)(c) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
d.	Expense Limitation Agreement dated March 30, 2010 with respect to the MainStay High Yield Municipal Bond Fund – Previously filed as Exhibit (h)(5)(d) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
e.	Notice of Voluntary Waiver dated April 1, 2010 with respect to Class R1 shares of MainStay ICAP International and MainStay ICAP Equity Funds – Previously filed as Exhibit (h)(5)(e) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
f.	Amended and Restated Expense Limitation Agreement dated August 1, 2010 with respect to the 130/30 Funds – Previously filed as Exhibit (h)(5)(f) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

i.	Opinion of Counsel – Filed herewith.

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm – Filed herewith.

k.	Omitted Financial Statements – Inapplicable

l.	Initial Capital Agreements – Inapplicable

m.	Rule 12b-1 Plan

1.	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant – Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
2.	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant – Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
3.	Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant – Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
4.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant – Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
5.	Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Registrant – Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
6.	Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Registrant – Previously filed as Exhibit (m)(6) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
7.	Amendments dated February 26, 2010 to the Class A, B, C, R2 and R3 12b-1 Plans – Previously filed as Exhibit (m)(7) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
8.	Amendments dated March 30, 2010 to the Class A, B, C, R2 and R3 12b-1 Plans – Previously filed as Exhibit (m)(8) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

n.	Rule 18f-3 Plan

1.	Multiple Class Plan Pursuant to Rule 18f-3 – Previously filed as Exhibit (n)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
a.	Amendments dated February 26, 2010 – Previously filed as Exhibit (n)(1)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
b.	Amendments dated March 30, 2010 – Previously filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

o.	Reserved

p.	Codes of Ethics

1.	Code of Ethics of Registrant – Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
2.	Code of Ethics of New York Life Investment Management Holdings LLC – Previously filed as Exhibit (p)(3) to Post –Effective Amendment No. 63 of the MainStay VP Funds Trust on January 11, 2012 *
3.	Code of Ethics of Epoch Investment Partners, Inc. – Previously filed as Exhibit (p)(6) to Post –Effective Amendment No. 55 of the MainStay VP Funds Trust on April 14, 2011.*
4.	Code of Ethics of MacKay Shields LLC – Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
5.	Code of Ethics of Institutional Capital LLC – Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*
6.	Code of Ethics of Marketfield Asset Management LLC – Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 31 to the Trust’s Registration Statement on September 28, 2012.*
7.	Code of Ethics of Cornerstone Capital Management LLC – To be filed by amendment.

Other Exhibits

1.	Powers of Attorney – Previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

 _______________

* Incorporated by reference.

 ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of MainStay Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii) every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)	by the court or other body before which the Proceeding was brought;
(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Fund Trust and The MainStay Funds.

The list of officers and directors of New York life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

CORNERSTONE CAPITAL MANAGEMENT LLC

Cornerstone Capital Management LLC (“Cornerstone”) acts as the subadvisor for MainStay Cornerstone Growth Fund, a series of the Registrant.

Certain information on each executive officer of Cornerstone is listed below, including any business, profession,

vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of Cornerstone is 7101 West 78th Street, Suite 201, Bloomington, MN 55439.

NAME	POSITION WITH CORNERSTONE CAPITAL MANAGEMENT LLC	OTHER BUSINESS
Yie-Hsin Hung	Chairman of the Board of Managers	Senior Managing Director, New York Life Investment Management Holdings LLC and New York Life Investment Management LLC; Senior Vice President, New York Life Insurance Company; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Institutional Capital LLC; Member of the Board of Managers and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Madison Square Investors LLC; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Private Advisors, L.L.C.; Chairman of the Board of Managers and Compensation Committee, NYLCAP Manager LLC; and Member of the Valuation Committee, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund
Andrew S. Wyatt	Chief Executive Officer	Chief Executive Officer, Cornerstone Capital Management, Inc., 1993-2012
Thomas G. Kamp	President and Chief Investment Officer	Chief Investment Officer, Cornerstone Capital Management, Inc., 2006-2012
Loren Kix	Treasurer	Senior Vice President, Director of Finance & Operations, Chief Compliance Officer, Cornerstone Capital Management, Inc., 2010-2012
George Shively	Secretary	Senior Managing Director, General Counsel and Secretary, New York Life Investment Management Holdings LLC, New York Life Investment Management LLC and New York Life Insurance Company; Secretary, MacKay Shields LLC, Madison Square Investors LLC, NYLIFE Distributors LLC and Private Advisors, L.L.C.; and Assistant Secretary, Institutional Capital LLC, Madison Capital Funding LLC and NYLCAP Manager LLC

ITEM 32. PRINCIPAL UNDERWRITERS

a.	Inapplicable
b.	Inapplicable
c.	Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany NJ 07054; and Cornerstone Capital Management LLC, 7101 West 78th Street, Suite 201, Bloomington, MN 55439. Records relating to the duties of the custodian for each series of MainStay Funds Trust are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of MainStay Funds Trust are maintained by Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 33 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 3rd day of October, 2012.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities indicated on October 3, 2012.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ John Y. Kim*	Trustee
John Y. Kim

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

*By:	/s/ J. Kevin Gao
J. Kevin Gao As Attorney-in-Fact

*	PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED

EXHIBIT INDEX

i	Legal Opinion
j	Consent of Independent Registered Public Accounting Firm